UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N- CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/19

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2019 Invesco Corporate Bond Fund Nasdaq: A: ACCBX ∎ C: ACCEX ∎ R: ACCZX ∎ Y: ACCHX ∎ R5: ACCWX ∎ R6: ICBFX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Corporate Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Corporate Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2019, Class A shares of Invesco Corporate Bond Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market/style-specific benchmark, the Bloomberg Barclays U.S. Credit Index.

      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.65%
Class C Shares	0.91
Class R Shares	1.30
Class Y Shares	1.76
Class R5 Shares	2.00
Class R6 Shares	2.01
Bloomberg Barclays U.S. Credit Index▼ (Broad Market/Style-Specific Index)	2.72
Lipper BBB Rated Funds Index∎ (Peer Group Index)	2.43
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

During the fiscal year, the US Treasury yield curve flattened as a result of short-term yield increases, since short-term bond yields are more sensitive to monetary policy. Around the developed world, major central banks maintained accommodative monetary policies geared toward growth stimulation.

The US corporate credit sector continued to post positive returns for the fiscal year, with lower-rated investment grade securities continuing to drive performance. Favorable technicals remained and, given the positive trend in global growth, the fundamental environment also proved supportive. A notable corporate tax cut, part of the Tax Cuts and Jobs Act signed into law by President Donald Trump in December 2017, was an additional catalyst for the positive tone in the market for credit. Corporate leverage appeared to stabilize near recent cycle highs, with little pressure from shareholders given robust equity returns. During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate four times: in March, June, September and December 2018.1 (A basis point is one one-hundredth of a percentage point.) As a result, the federal funds target rate stood at a range of 2.25% to 2.50% at the end of 2018.1 Longer-maturity US Treasury yields also crept higher as the Fed transitioned toward a more dovish tone. Yields on 10-year US Treasuries breached 3.00% as of April 2018.2

During this fiscal year of increasing interest rates, short-term investment grade corporate credit posted modest gains while the broader investment grade corporate bond universe continued to record strong single-digit returns. Out-of-index exposures, such as high yield credit, generated strong returns. US dollar-denominated emerging market corporate debt posted strong returns and performed better than investment grade corporate credit, but fell short of high yield debt.

Portfolio Composition
By security type % of total net assets

U.S. Dollar Denominated
Bonds & Notes	85.7%
U.S. Treasury Securities	8.0
Preferred Stocks	2.6
Security types each less than 1% of the portfolio	0.8
Money Market Funds Plus Other Assets Less Liabilities	2.9

Top Five Debt Issuers*
% of total net assets

1. U.S. Treasury Notes	6.4%
2. Sprint Spectrum Co. LLC	2.4
3. Altria Group, Inc.	2.2
4. JPMorgan Chase & Co.	1.9
5. Wells Fargo & Co.	1.6

  The Fund, at NAV, posted a positive return for the fiscal year, but under performed its broad market/style-specific benchmark, the Bloomberg Barclays U.S. Credit Index. Security selection in investment grade corporate bonds was the most notable contributor to Fund performance versus the broad market/style-specific benchmark. Security selection in the industrials and financials sectors contributed to relative performance. Out-of-index exposure to the high yield sector also contributed to relative performance.

  During the fiscal year, an allocation to US Treasuries dampened the Fund’s performance relative to its broad market/ style-specific benchmark, as lower-rated corporate credit rallied. The Fund’s allocation to high yield, namely the automotive and banking subsectors, also detracted from relative performance. Security selection in the insurance and technology subsectors detracted from relative returns, as well.

  The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration of the portfolio was maintained in line with the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark had a negligible effect on relative returns. Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration during the fiscal year.

Total Net Assets	$1.5 billion

Total Number of Holdings*	636

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of February 28, 2019.

4	Invesco Corporate Bond Fund

Part of the Fund’s strategy in seeking to manage credit and currency risk during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit risk by purchasing and selling credit default swaps at various points throughout the fiscal year. The use of currency default swaps was effective and contributed to Fund performance for the fiscal year. Management of currency risk was carried out via currency forwards and options on an as-needed basis and we believe it was effective in managing the currency positioning within the Fund during the fiscal year.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Corporate Bond Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Department of the Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matt Brill Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Corporate Bond Fund. He joined
Invesco in 2013. Mr. Brill earned a BA in economics from Washington and Lee University.

Chuck Burge Portfolio Manager, is manager of Invesco Corporate Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Michael Hyman Portfolio Manager, is manager of Invesco Corporate Bond Fund. He joined Invesco in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Corporate Bond Fund. He joined
Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

5	Invesco Corporate Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/09

1 Source: Lipper Inc.

2 Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Corporate Bond Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (9/23/71)	6.89%
10 Years	6.33
5 Years	2.53
1 Year	-2.68

Class C Shares*
Inception (8/30/93)	4.96%
10 Years	6.05
5 Years	2.68
1 Year	-0.06

Class R Shares
10 Years	6.54%
5 Years	3.15
1 Year	1.30

Class Y Shares
Inception (8/12/05)	5.14%
10 Years	7.09
5 Years	3.66
1 Year	1.76

Class R5 Shares
10 Years	7.18%
5 Years	3.81
1 Year	2.00

Class R6 Shares
10 Years	7.12%
5 Years	3.89
1 Year	2.01
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Corporate Bond Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R shares incepted on June 6, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/23/71)	6.83%
10 Years	5.77
5 Years	2.48
1 Year	-8.24

Class C Shares
Inception (8/30/93)	4.38%
10 Years	5.47
5 Years	2.59
1 Year	-5.85

Class R Shares
10 Years	5.96%
5 Years	3.11
1 Year	-4.52

Class Y Shares
Inception (8/12/05)	4.90%
10 Years	6.51
5 Years	3.63
1 Year	-4.02

Class R5 Shares
10 Years	6.59%
5 Years	3.75
1 Year	-3.81

Class R6 Shares
10 Years	6.53%
5 Years	3.81
1 Year	-3.87

Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.85%, 1.58%, 1.10%, 0.60%, 0.53% and 0.44%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Corporate Bond Fund

Invesco Corporate Bond Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎  Class Y shares are available only to certain investors. Please see the prospectus for more information.

∎  Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.

∎  Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎  Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

∎  Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

∎  Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎  Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

∎  Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

∎  Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎  Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Corporate Bond Fund

market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities de nominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎

Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value.

9	Invesco Corporate Bond Fund

In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
∎	The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10	Invesco Corporate Bond Fund

Schedule of Investments(a)

February 28, 2019

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-85.70%

Aerospace & Defense-0.52%

BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	$100,000	$102,125
Moog, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	177,000	180,244
Rockwell Collins, Inc., Sr. Unsec. Notes, 3.20%, 03/15/2024	2,104,000	2,064,333
Spirit AeroSystems, Inc., Sr. Unsec. Gtd. Global Notes, 4.60%, 06/15/2028	2,298,000	2,287,003
TransDigm UK Holdings PLC, Sr. Unsec. Sub. Gtd. Notes, 6.88%, 05/15/2026(b)	301,000	294,227
TransDigm, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	70,000	70,875
Sr. Unsec. Sub. Global Notes, 6.38%, 06/15/2026	131,000	127,889
Sr. Unsec. Sub. Notes, 7.50%, 03/15/2027(b)	2,200,000	2,216,280
Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.7 5%, 08/15/2025	307,000	292,418
Sr. Unsec. Sub. Gtd. Global Notes, 4.88%, 04/01/2021	157,000	155,430
		7,790,824

Agricultural & Farm Machinery-0.03%

Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	436,000	408,750

Agricultural Products-0.02%

Kernel Holding S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 01/31/2022(b)	297,000	299,267

Air Freight & Logistics-0.32%

Adani Abbot Point Terminal Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(b)	5,294,000	4,689,966
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	84,000	85,785
		4,775,751

Airlines-5.47%

Air Canada Pass Through Trust (Canada), Series 2017-1, Class AA, Sec. Pass Through Ctfs., 3.30%, 01/15/2030(b)	2,859,864	2,748,878
Series 2017-1, Class B, Sec. Pass Through Ctfs., 3.70%, 01/15/2026(b)	3,209,821	3,107,428

	Principal Amount	Value
Airlines-(continued)

American Airlines Pass Through Trust, Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 01/15/2028	$1,769,172	$1,742,140
Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 10/15/2028	4,269,660	4,049,594
Series 2017-1, Class A, Sec. Second Lien Pass Through Ctfs., 4.00%, 02/15/2029	1,697,400	1,667,279
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 02/15/2029	2,915,100	2,869,803
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 02/15/2025	2,330,300	2,371,377
Series 2017-2, Class A, Sec. Second Lien Pass Through Ctfs., 3.60%, 10/15/2029	3,966,671	3,797,376
Series 2017-2, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.35%, 10/15/2029	4,938,638	4,752,108
Avianca Holdings S.A./Avianca Leasing LLC/Grupo Taca Holdings Ltd. (Colombia), REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(b)	2,909,000	2,839,911
Delta Air Lines, Inc., Sr. Unsec. Global Notes, 3.63%, 03/15/2022	9,961,000	9,934,283
3.80%, 04/19/2023	2,065,000	2,049,477
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 4.20%, 11/15/2027	5,242,963	5,094,063
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class A, Sec. First Lien Pass Through Ctfs., 4.88%, 05/10/2028(b)	4,525,651	4,433,536
Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 11/10/2023(b)	5,021,644	5,169,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Corporate Bond Fund

	Principal Amount	Value
Airlines-(continued)

United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	$1,828,835	$1,843,649
Series 2016-1, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 01/07/2026	2,539,155	2,476,286
Series 2018-1, Class A, Sec. Second Lien Pass Through Ctfs., 3.70%, 03/01/2030	4,854,000	4,709,344
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 03/01/2030	4,574,000	4,459,650
Series 2019-1, Class A, Pass Through Ctfs., 4.55%, 08/25/2031	2,273,000	2,315,278
Series 2019-1, Class AA, Pass Through Ctfs., 4.15%, 08/25/2031	4,436,000	4,533,947
WestJet Airlines Ltd. (Canada), Sr. Unsec. Notes, 3.50%, 06/16/2021(b)	4,986,000	4,773,078
		81,738,268

Alternative Carriers-0.10%

CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	278,000	289,468
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	245,000	259,777
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	567,000	567,000
5.25%, 03/15/2026	350,000	344,312
		1,460,557

Aluminum-0.05%

Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	400,000	424,500
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.2 5%, 08/15/2024(b)	314,000	317,043
5.88%, 09/30/2026(b)	31,000	30,302
		771,845

Apparel Retail-0.07%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	317,000	319,377
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	455,000	464,100
6.88%, 11/01/2035	189,000	163,958
6.75%, 07/01/2036	47,000	39,950
		987,385

	Principal Amount	Value
Apparel, Accessories & Luxury Goods-0.03%
Hanesbrands, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	$64,000	$64,250
4.88%, 05/15/2026(b)	371,000	367,290
		431,540

Asset Management & Custody Banks-1.75%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	4,515,000	4,641,258
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	4,355,000	4,380,122
Carlyle Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	5,900,000	5,682,830
5.65%, 09/15/2048(b)	11,281,000	10,972,218
Prime Security Services Borrower LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	441,000	466,137
		26,142,565

Auto Parts & Equipment-0.13%

Aptiv PLC, Sr. Unsec. Sub. Gtd. Global Notes, 5.40%, 03/15/2049	1,378,000	1,371,909
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	123,000	122,847
Dana, Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	76,000	75,715
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	212,000	189,475
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	160,000	136,000
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	84,000	86,100
		1,982,046

Automobile Manufacturers-2.88%

Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 5.09%, 01/07/2021	2,887,000	2,941,953
5.60%, 01/07/2022	410,000	420,312
4.69%, 06/09/2025	4,263,000	4,029,808
General Motors Financial Co., Inc., Series B, Jr. Unsec. Sub. Global Notes Floating Rate, 6.50%(c)(d)	7,455,000	6,776,409
Sr. Unsec. Gtd. Global Notes, 3.20%, 07/06/2021	1,175,000	1,162,965
Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	2,177,000	2,177,253
Sr. Unsec. Sub. Global Notes, 5.10%, 01/17/2024	4,842,000	4,961,195
Hyundai Capital America, Sr. Unsec. Notes, 4.30%, 02/01/2024(b)	14,635,000	14,675,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Corporate Bond Fund

	Principal Amount	Value
Automobile Manufacturers-(continued)
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	$501,000	$494,738
Volkswagen Group of America Finance LLC (Germany), Sr. Unsec. Gtd. Floating Rate Notes, 3.46% (3 mo. USD LIBOR + 0.77%), 11/13/2020(b)(d)	2,428,000	2,432,776
3.64% (3 mo. USD LIBOR + 0.94%), 11/12/2021(b)(d)	2,876,000	2,879,564
		42,952,301

Automotive Retail-0.29%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	3,400,000	3,491,877
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	108,000	107,325
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	279,000	282,488
Penske Automotive Group, Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	473,000	465,881
		4,347,571

Biotechnology-0.55%

AbbVie, Inc., Sr. Unsec. Global Notes, 2.85%, 05/14/2023	4,000,000	3,896,641
3.75%, 11/14/2023	250,000	251,940
Sr. Unsec. Sub. Global Notes, 4.88%, 11/14/2048	4,254,000	3,993,703
		8,142,284

Brewers-0.75%

Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Notes, 4.90%, 02/01/2046(b)	5,607,000	5,406,725
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 4.00%, 04/13/2028	300,000	298,238
5.45%, 01/23/2039	2,245,000	2,363,163
8.00%, 11/15/2039	2,414,000	3,158,072
		11,226,198

Broadcasting-0.23%

AMC Networks, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	329,000	327,253
4.75%, 08/01/2025	57,000	55,575
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	380,000	381,615
Fox Corp., Sr. Unsec. Sub. Gtd. Notes, 5.58%, 01/25/2049(b)	1,260,000	1,335,533
Gray Escrow, Inc., Sr. Unsec. Notes, 7.00%, 05/15/2027(b)	155,000	164,300

	Principal Amount	Value
Broadcasting-(continued)
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	$233,000	$248,255
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	216,000	225,515
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	233,000	231,835
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	159,000	162,577
TV Azteca, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 08/09/2024(b)	300,000	294,375
		3,426,833

Building Products-0.52%

Owens Corning, Sr. Unsec. Global Notes, 4.30%, 07/15/2047	8,830,000	6,879,690
Standard Industries, Inc., Sr. Unsec. Notes, 6.00%, 10/15/2025(b)	575,000	603,031
5.00%, 02/15/2027(b)	229,000	218,695
		7,701,416

Cable & Satellite-2.71%

Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	260,000	252,200
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	400,000	411,996
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	215,000	214,463
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	576,000	588,240
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,093,000	1,135,397
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.91%, 07/23/2025	5,493,000	5,695,854
5.38%, 04/01/2038	1,990,000	1,928,123
5.75%, 04/01/2048	2,515,000	2,520,902
6.83%, 10/23/2055	4,449,000	4,804,225
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 10/15/2025	1,775,000	1,831,059
4.60%, 10/15/2038	2,560,000	2,637,438
4.95%, 10/15/2058	2,621,000	2,785,390
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	1,885,000	2,323,821
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	3,514,000	3,321,878

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Corporate Bond Fund

	Principal Amount	Value
Cable & Satellite-(continued)
CSC Holdings, LLC, Sr. Unsec. Deb., 5.50%, 05/15/2026(b)	$265,000	$269,637
Sr. Unsec. Gtd. Notes, 6.63%, 10/15/2025(b)	200,000	211,500
Sr. Unsec. Notes, 10.88%, 10/15/2025(b)	356,000	413,850
Sr. Unsec. Sub. Notes, 7.75%, 07/15/2025(b)	434,000	464,380
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 09/01/2019	498,000	509,205
5.88%, 11/15/2024	866,000	732,593
7.75%, 07/01/2026	87,000	75,473
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	718,000	662,355
Sr. Unsec. Gtd. Notes, 8.50%, 10/15/2024(b)	246,000	249,616
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.95%, 04/01/2041	3,964,000	4,689,582
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	317,000	326,114
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	200,000	206,000
Virgin Media Bristol LLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	239,000	238,403
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	200,000	206,000
Virgin Media Secured Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.50%, 01/15/2025(b)	353,000	359,619
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	200,000	206,250
Ziggo B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	250,000	241,875
		40,513,438

Casinos & Gaming-0.22%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	202,000	211,848
6.38%, 04/01/2026	107,000	111,949
6.00%, 08/15/2026	105,000	108,084
MGM Resorts International, Sr. Unsec. Gtd. Notes, 7.75%, 03/15/2022	301,000	331,100
6.00%, 03/15/2023	199,000	208,701

	Principal Amount	Value
Casinos & Gaming-(continued)
Sands China Ltd. (Macau), Sr. Unsec. Global Notes, 5.40%, 08/08/2028	$1,660,000	$1,688,939
Scientific Games International, Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022(b)	374,000	394,570
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	297,000	296,718
		3,351,909

Coal & Consumable Fuels-0.03%

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	452,000	461,040

Commodity Chemicals-0.02%

Koppers, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	203,000	178,640
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	142,000	133,044
		311,684

Communications Equipment-0.07%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	572,000	541,970
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	244,000	239,425
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	281,000	302,075
		1,083,470

Construction & Engineering-0.01%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	124,000	118,265
William Lyon Homes, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 09/01/2023	66,000	61,710
		179,975

Construction Machinery & Heavy Trucks-0.56%

Meritor, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	189,000	193,016
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	317,000	308,679
Wabtec Corp., Sr. Unsec. Gtd. Global Notes, 4.15%, 03/15/2024	2,134,000	2,132,654
4.70%, 09/15/2028	5,725,000	5,692,606
		8,326,955

Construction Materials-0.23%

CRH America Finance, Inc. (Ireland), Sr. Unsec. Gtd. Notes, 3.95%, 04/04/2028(b)	3,524,000	3,377,528

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Corporate Bond Fund

	Principal Amount	Value
Consumer Finance-1.21%
Ally Financial, Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	$4,155,000	$4,186,162
5.13%, 09/30/2024	354,000	372,585
4.63%, 03/30/2025	849,000	867,848
Capital One Financial Corp., Sr. Unsec. Global Notes, 3.75%, 03/09/2027	6,970,000	6,692,691
Discover Financial Services, Class C, Jr. Unsec. Sub. Global Notes, 5.50%(c)	170,000	160,027
Navient Corp., Sr. Unsec. Medium-Term Notes, 8.00%, 03/25/2020	299,000	313,002
7.25%, 01/25/2022	149,000	156,822
Sr. Unsec. Unsub. Global Notes, 7.25%, 09/25/2023	866,000	896,310
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	4,550,000	4,446,062
		18,091,509

Copper-0.14%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	113,000	115,076
7.50%, 04/01/2025(b)	748,000	724,625
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	1,102,000	1,011,085
Taseko Mines Ltd. (Canada), Sr. Sec. Gtd. First Lien Notes, 8.75%, 06/15/2022(b)	277,000	258,995
		2,109,781

Data Processing & Outsourced Services-0.37%

Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	2,418,000	2,200,478
First Data Corp., Sec. Gtd. Second Lien Notes, 5.75%, 01/15/2024(b)	703,000	728,195
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	166,000	170,463
Fiserv, Inc., Sr. Unsec. Global Notes, 4.20%, 10/01/2028	2,400,000	2,373,310
		5,472,446

Department Stores-0.57%

Macy’s Retail Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.38%, 09/01/2023	8,715,000	8,583,106

Diversified Banks-10.50%

ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	3,990,000	3,882,046

	Principal Amount	Value
Diversified Banks-(continued)
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(c)	$6,555,000	$6,892,386
Bank of America Corp., Series AA, Jr. Unsec. Sub. Notes, 6.10%(c)	6,420,000	6,831,008
Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	2,040,000	2,223,661
Series FF, Jr. Unsec. Sub. Notes, 5.88%(c)	1,785,000	1,748,524
Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	4,500,000	4,886,257
Sr. Unsec. Medium-Term Variable Notes, 3.86% (3 mo. USD LIBOR + 0.94%), 07/23/2024(d)	8,727,000	8,874,425
Unsec. Sub. Global Notes, 7.75%, 05/14/2038	2,850,000	3,871,925
Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/2024(b)	2,850,000	2,977,851
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 5.14%, 10/14/2020	765,000	781,562
7.63%, 11/21/2022	200,000	215,917
Barclays PLC (United Kingdom), REGS, Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(c)	200,000	210,252
Unsec. Sub. Global Notes, 4.84%, 05/09/2028	965,000	931,995
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	2,015,000	2,022,556
BNP Paribas S.A. (France), Unsec. Sub. Floating Rate Notes, 4.38% (5 yr. U.S. Swap Rate + 1.48%), 03/01/2033(b)(d)	5,080,000	4,872,456
Citigroup Inc., Series A, Jr. Unsec. Sub. Global Notes, 5.95%(c)	227,000	231,886
Series N, Jr. Unsec. Sub. Global Notes, 5.80%(c)	2,535,000	2,541,337
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)	1,570,000	1,590,167
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	2,110,000	2,219,994
Sr. Unsec. Global Notes, 2.88% (3 mo. USD LIBOR + 0.95%), 07/24/2023(d)	1,575,000	1,552,109
Sr. Unsec. Notes, 4.65%, 07/23/2048	1,983,000	2,069,435
Unsec. Sub. Global Notes, 3.50%, 05/15/2023	3,980,000	3,987,255
5.50%, 09/13/2025	4,845,000	5,238,047
Cooperatieve Rabobank UA (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(c)	760,000	779,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Corporate Bond Fund

	Principal Amount	Value
Diversified Banks-(continued)
Crédit Agricole S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 8.13%(b)(c)	$202,000	$225,741
Sr. Unsec. Notes, 6.88%(b)(c)	5,790,000	5,847,900
Discover Bank, Unsec. Sub. Notes, 4.68% (5 yr. U.S. Swap Rate + 1.73%), 08/09/2028(d)	1,990,000	1,985,801
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	163,000	203,200
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	6,573,000	6,624,269
HSBC Holdings PLC (United Kingdom), Jr. Unsec. Sub. Global Floating Rate Bonds, 6.00% (5 yr. U.S. Swap Rate + 3.74%)(c)	5,365,000	5,232,082
Sr. Unsec. Global Floating Rate Notes, 3.68% (3 mo. USD LIBOR + 1.00%), 05/18/2024(d)	2,663,000	2,639,933
Sr. Unsec. Global Notes, 4.00%, 03/30/2022	2,070,000	2,123,432
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50%(c)	200,000	199,800
Jr. Unsec. Sub. Notes, 6.00%(c)	465,000	465,279
REGS, Jr. Unsec. Sub. Euro Bonds, 6.88%(b)(c)	200,000	208,464
JPMorgan Chase & Co., Series CC, Jr. Unsec. Sub. Global Notes, 4.63%(c)	3,580,000	3,329,400
Series I, Jr. Unsec. Sub. Global Floating Rate Notes, 6.22% (3 mo. USD LIBOR + 3.47%)(c)	3,999,000	4,023,894
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(c)	2,005,000	2,005,000
Series W, Jr. Unsec. Sub. Global Floating Rate Notes, 3.68% (3 mo. USD LIBOR + 1.00%), 05/15/2047(d)	5,770,000	4,566,811
Sr. Unsec. Floating Rate Global Notes, 3.66% (3 mo. USD LIBOR + 0.89%), 07/23/2024(d)	5,790,000	5,784,727
Sr. Unsec. Global Notes, 4.26% (3 mo. USD LIBOR + 1.58%), 02/22/2048(d)	1,935,000	1,910,443
Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	4,545,000	4,462,611
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	2,750,000	2,662,551
Nordea Bank AB (Finland), Jr. Unsec. Sub. Notes, 5.50%(b)(c)	3,045,000	3,041,194
Royal Bank of Scotland Group PLC (The) (United Kingdom), Jr. Unsec. Sub. Bonds, 7.50%(c)	259,000	265,734
Jr. Unsec. Sub. Notes, 8.63%(c)	200,000	214,960
Sr. Unsec. Floating Rate Notes, 3.50% (3 mo. USD LIBOR + 1.48%), 05/15/2023(d)	5,411,000	5,338,838

	Principal Amount	Value
Diversified Banks-(continued)
Societe Generale S.A. (France), Jr. Unsec. Notes, 7.38%(b)(c)	$3,665,000	$3,640,866
Jr. Unsec. Sub. Floating Rate Notes, 7.38% (5 yr. U.S. Swap Rate + 6.23%)(b)(c)	1,507,000	1,563,513
REGS, Jr. Unsec. Sub. Euro Notes, 7.38%(b)(c)	202,000	209,575
Standard Chartered PLC (United Kingdom), Jr. Unsec. Sub. Floating Rate Notes, 7.75% (5 yr. U.S. Swap Rate + 5.72%)(b)(c)	2,690,000	2,821,743
REGS, Jr. Unsec. Sub. Euro Bonds, 7.50%(b)(c)	200,000	209,500
Sr. Unsec. Floating Rate Notes, 3.91% (3 mo. USD LIBOR + 1.15%), 01/20/2023(b)(d)	1,442,000	1,440,281
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	1,628,000	1,596,804
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	7,865,000	8,568,741
Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	2,045,000	2,067,780
		156,913,868

Diversified Capital Markets-0.92%

Credit Suisse AG (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/2021	2,065,000	2,062,701
Credit Suisse Group AG (Switzerland), Jr. Unsec. Floating Rate Notes, 7.25%(b)(c)	330,000	330,487
Jr. Unsec. Sub. Bonds, 7.50%(b)(c)	2,410,000	2,481,661
REGS, Jr. Unsec. Sub. Euro Bonds, 7.13%(b)(c)	202,000	209,491
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	2,220,000	2,196,044
Macquarie Bank Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.13%(b)(c)	5,010,000	4,572,827
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.63%, 08/13/2019(b)	1,860,000	1,897,624
		13,750,835

Diversified Chemicals-0.66%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	97,000	101,365
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	2,259,000	2,246,266
Sasol Financing USA LLC (South Africa), Sr. Unsec. Gtd. Global Notes, 5.88%, 03/27/2024	4,766,000	4,944,007
6.50%, 09/27/2028	2,488,000	2,618,014
		9,909,652

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Corporate Bond Fund

	Principal Amount	Value
Diversified Metals & Mining-0.05%
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	$503,000	$532,406
Vedanta Resources PLC (India), Sr. Unsec. Notes, 6.38%, 07/30/2022(b)	291,000	276,057
		808,463

Diversified REITs-0.67%

CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2024	133,000	135,660
STORE Capital Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2029	2,000,000	1,978,137
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	4,124,000	4,154,930
5.25%, 01/30/2026(b)	3,705,000	3,686,512
		9,955,239

Drug Retail-0.24%

CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	1,455,010	1,568,122
Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	1,862,201	1,988,272
		3,556,394

Electric Utilities-1.98%

Electricite de France S.A. (France), Sr. Unsec. Notes, 4.88%, 09/21/2038(b)	5,318,000	5,249,812
6.00%, 01/22/2114(b)	6,655,000	6,739,302
FirstEnergy Corp., Series C, Sr. Unsec. Global Notes, 4.85%, 07/15/2047	2,034,000	2,102,145
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	3,862,000	3,801,496
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Floating Rate Notes, 5.50% (3 mo. USD LIBOR + 3.63%), 03/15/2057(d)	11,592,000	11,660,361
		29,553,116

Electrical Components & Equipment-0.01%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	207,000	207,000

Electronic Equipment & Instruments-0.01%

Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	222,000	216,450

Environmental & Facilities Services-0.07%

Core & Main L.P., Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	396,000	383,130

	Principal Amount	Value
Environmental & Facilities Services-(continued)
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	$544,000	$518,160
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	203,000	197,925
		1,099,215

Fertilizers & Agricultural Chemicals-0.01%

OCI N.V. (Netherlands), Sr. Sec. Gtd. Notes, 6.63%, 04/15/2023(b)	211,000	219,176

Financial Exchanges & Data-0.68%

Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	1,710,000	1,768,233
Sr. Unsec. Global Notes, 4.88%, 02/15/2024	6,093,000	6,448,935
5.25%, 07/15/2044	1,665,000	1,801,777
MSCI, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	161,000	165,830
		10,184,775

Food Distributors-0.03%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	466,000	477,198

Food Retail-0.02%

Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	337,000	338,685

Gas Utilities-0.10%

AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	253,000	256,795
5.88%, 08/20/2026	372,000	374,678
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	278,000	250,200
Sr. Unsec. Gtd. Global Notes, 6.75%, 06/15/2023	68,000	61,200
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	491,000	487,318
		1,430,191

General Merchandise Stores-0.22%

Dollar Tree, Inc., Sr. Unsec. Global Notes, 4.20%, 05/15/2028	3,380,000	3,227,244

Health Care Equipment-0.02%

Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	283,000	283,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Corporate Bond Fund

	Principal Amount	Value
Health Care Equipment-(continued)
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	$50,000	$50,938
		333,938

Health Care Facilities-0.50%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	153,000	153,000
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	621,000	652,261
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	151,000	160,222
5.50%, 06/15/2047	5,403,000	5,583,087
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	225,000	233,930
5.88%, 02/15/2026	225,000	238,219
5.38%, 09/01/2026	103,000	106,023
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 06/15/2023	350,000	360,063
		7,486,805

Health Care REITs-0.80%

HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	4,603,000	4,676,234
4.25%, 11/15/2023	2,095,000	2,142,355
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	651,000	647,745
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	1,775,000	1,731,947
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	2,606,000	2,724,294
		11,922,575

Health Care Services-1.42%

AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	181,000	179,190
DaVita, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	312,000	302,156
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	233,000	234,165
Halfmoon Parent, Inc., Sr. Sec. Floating Rate Notes, 3.68% (3 mo. USD LIBOR + 0.89%), 07/15/2023(b)(d)	5,327,000	5,298,117
Sr. Sec. Notes, 3.75%, 07/15/2023(b)	6,000,000	6,076,742
4.38%, 10/15/2028(b)	1,938,000	1,966,339
Sr. Sec. Unsub. Notes, 4.80%, 08/15/2038(b)	5,467,000	5,467,944

	Principal Amount	Value
Health Care Services-(continued)
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	$345,000	$317,400
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	210,000	212,888
Sr. Unsec. Notes, 6.25%, 01/15/2027(b)	445,000	448,582
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	265,000	264,669
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 8.88%, 04/15/2021(b)	227,000	232,107
6.75%, 07/01/2025(b)	103,000	94,245
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	202,000	161,348
		21,255,892

Home Improvement Retail-0.02%

Hillman Group, Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	409,000	353,785

Homebuilding-0.85%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	175,000	168,875
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/15/2022	239,000	248,859
6.75%, 03/15/2025	278,000	260,278
5.88%, 10/15/2027	41,000	36,029
KB Home, Sr. Unsec. Gtd. Notes, 8.00%, 03/15/2020	123,000	128,689
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 8.38%, 01/15/2021	36,000	39,015
5.38%, 10/01/2022	324,000	334,935
4.75%, 11/15/2022	172,000	176,461
5.25%, 06/01/2026	441,000	444,307
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	12,008,000	10,266,840
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.15%, 04/15/2020	120,000	124,350
SRS Distribution, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	146,000	143,445
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	261,000	261,652
		12,633,735

Hotel & Resort REITs-0.11%

Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	1,665,000	1,617,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Corporate Bond Fund

	Principal Amount	Value
Hotels, Resorts & Cruise Lines-0.28%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	$130,000	$137,740
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 3.70%, 03/15/2028	4,310,000	4,034,071
		4,171,811

Household Products-0.67%

Controladora Mabe S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 5.60%, 10/23/2028(b)	5,555,000	5,520,281
Reynolds Group Holdings, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	3,843,481	3,855,973
Reynolds Group Issuer, Inc./LLC, Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	90,000	90,113
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	282,000	289,291
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	307,000	302,011
		10,057,669

Independent Power Producers & Energy Traders-0.07%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	583,000	602,676
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	151,000	149,867
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	138,000	142,975
6.63%, 01/15/2027	78,000	83,363
		978,881

Industrial Machinery-0.06%

Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	425,000	416,500
EnPro Industries, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 10/15/2026(b)	170,000	171,700
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	297,000	291,803
		880,003

Integrated Oil & Gas-0.61%

Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	328,000	328,492
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.38%, 03/13/2022	3,034,000	3,055,693
6.50%, 03/13/2027	1,952,000	1,894,221
6.35%, 02/12/2048	4,619,000	3,851,784
		9,130,190

	Principal Amount	Value
Integrated Telecommunication Services-2.37%
AT&T Inc., Sr. Unsec. Global Floating Rate Notes, 3.96% (3 mo. USD LIBOR + 1.18%), 06/12/2024(d)	$2,832,000	$2,802,918
Sr. Unsec. Global Notes, 5.25%, 03/01/2037	2,660,000	2,689,591
5.15%, 03/15/2042	3,670,000	3,581,441
4.75%, 05/15/2046	2,646,000	2,460,797
5.70%, 03/01/2057	2,735,000	2,796,398
Sr. Unsec. Gtd. Global Notes, 5.15%, 02/15/2050(b)	8,382,000	8,150,264
Cincinnati Bell, Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	187,000	170,170
Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	40,000	36,400
CommScope Finance LLC, Sr. Sec. Notes, 5.50%, 03/01/2024(b)	1,999,000	2,038,980
CommScope, Inc., Sr. Sec. Notes, 6.00%, 03/01/2026(b)	1,150,000	1,180,187
Frontier Communications Corp., Sr. Unsec. Global Notes, 10.50%, 09/15/2022	136,000	97,920
11.00%, 09/15/2025	148,000	95,275
Numericable-SFR S.A. (France), Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	400,000	394,348
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	43,000	40,635
7.20%, 07/18/2036	547,000	550,938
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/2036	2,865,000	3,375,200
Türk Telekomünikasyon A.S. (Turkey), Sr. Unsec. Notes, 6.88%, 02/28/2025(b)	2,580,000	2,582,281
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.81%, 03/15/2039	2,267,000	2,336,240
		35,379,983

Interactive Media & Services-1.03%

Match Group, Inc., Sr. Unsec. Notes, 5.63%, 02/15/2029(b)	6,223,000	6,211,332
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 2.99%, 01/19/2023(b)	2,073,000	2,035,420
3.60%, 01/19/2028(b)	4,305,000	4,171,108
3.93%, 01/19/2038(b)	3,137,000	2,922,707
		15,340,567

Internet & Direct Marketing Retail-1.06%

Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes, 4.20%, 12/06/2047	2,190,000	2,071,259
4.40%, 12/06/2057	2,190,000	2,092,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Corporate Bond Fund

	Principal Amount	Value
Internet & Direct Marketing Retail-(continued)
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	$12,732,000	$11,726,446
		15,890,461

Investment Banking & Brokerage-1.75%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	3,205,000	3,371,493
Charles Schwab Corp. (The), Series E, Jr. Unsec. Sub. Global Notes, 4.63%(c)	4,560,000	4,533,917
Goldman Sachs Group, Inc. (The), Series L, Jr. Unsec. Sub. Notes, 5.70%(c)	1,725,000	1,727,156
Series P, Jr. Unsec. Sub. Floating Rate Notes, 5.00% (3 mo. USD LIBOR + 2.87%)(c)	3,255,000	2,999,401
Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/2044	4,280,000	4,351,995
Unsec. Sub. Global Notes, 6.75%, 10/01/2037	4,675,000	5,566,873
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., Sr. Unsec. Global Notes, 4.15%, 01/23/2030	3,874,000	3,386,342
Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	228,000	228,819
		26,165,996

IT Consulting & Other Services-0.10%

DXC Technology Co., Sr. Unsec. Global Notes, 4.45%, 09/18/2022	1,460,000	1,487,575

Leisure Facilities-0.04%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	247,000	252,558
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	327,000	322,912
		575,470

Life & Health Insurance-2.61%

American Equity Investment Life Holding Co., Sr. Unsec. Global Notes, 5.00%, 06/15/2027	3,375,000	3,353,593
Athene Holding Ltd., Sr. Unsec. Notes, 4.13%, 01/12/2028	6,780,000	6,335,380
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)	3,060,000	2,931,388
Harborwalk Funding Trust, Unsec. Sub. Floating Rate Notes, 5.08% (3 mo. USD LIBOR + 3.19%), 02/15/2069(b)(d)	8,055,000	8,055,000

	Principal Amount	Value
Life & Health Insurance-(continued)
MetLife, Inc., Series C, Jr. Unsec. Sub. Floating Rate Global Notes, 5.25% (3 mo. USD LIBOR + 3.58%)(c)	$3,990,000	$4,020,264
Series D, Jr. Unsec. Sub. Global Floating Rate Notes, 5.88%(c)	300,000	302,557
Sr. Unsec. Global Notes, 4.13%, 08/13/2042	2,400,000	2,317,785
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	6,960,000	7,209,281
Pacific Life Insurance Co., Unsec. Sub. Floating Rate Notes, 4.30% (3 mo. USD LIBOR + 2.80%), 10/24/2067(b)(d)	2,855,000	2,549,434
Prudential Financial, Inc., Sr. Unsec. Global Notes, 3.91%, 12/07/2047	2,001,000	1,845,781
		38,920,463

Managed Health Care-0.34%

Centene Corp., Sr. Unsec. Notes, 5.38%, 06/01/2026(b)	484,000	503,360
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	1,860,000	1,901,389
UnitedHealth Group, Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	2,134,000	2,193,225
WellCare Health Plans, Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	340,000	348,398
5.38%, 08/15/2026(b)	144,000	148,500
		5,094,872

Metal & Glass Containers-0.09%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Unsec. Gtd. Notes, 7.25%, 05/15/2024(b)	200,000	209,250
6.00%, 02/15/2025(b)	200,000	198,000
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	333,000	350,483
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	116,000	119,480
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	144,000	146,340
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(b)	234,000	224,640
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	67,000	65,660
		1,313,853

Movies & Entertainment-0.24%

AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	249,000	230,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Corporate Bond Fund

	Principal Amount	Value
Movies & Entertainment-(continued)
Warner Media, LLC, Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	$3,360,000	$3,351,175
		3,581,811

Multi-line Insurance-0.68%

Acrisure LLC/Acrisure Finance, Inc., Sr. Sec. Notes, 8.13%, 02/15/2024(b)	85,000	87,231
American International Group, Inc., Sr. Unsec. Global Notes, 4.50%, 07/16/2044	2,260,000	2,076,370
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Global Notes, 4.85%, 04/17/2028	3,010,000	2,964,610
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	3,210,000	3,274,617
XLIT Ltd. (Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	1,670,000	1,778,596
		10,181,424

Multi-Utilities-0.56%

CenterPoint Energy, Inc., Series A, Jr. Unsec. Sub. Notes, 6.13%(c)	8,270,000	8,407,820

Office REITs-0.29%

Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	2,640,000	2,602,093
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	1,893,000	1,798,672
		4,400,765

Office Services & Supplies-0.40%

Pitney Bowes, Inc., Sr. Unsec. Global Notes, 3.88%, 10/01/2021	4,150,000	4,046,250
4.95%, 04/01/2023	1,971,000	1,862,595
		5,908,845

Oil & Gas Drilling-0.09%

Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	112,000	70,560
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	12,000	9,300
7.75%, 02/01/2026	426,000	358,905
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	281,000	251,144
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/2021	48,023	48,503
7.75%, 12/15/2023	41,000	41,718
5.25%, 11/15/2024	264,000	241,560

	Principal Amount	Value
Oil & Gas Drilling-(continued)
Transocean, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	$311,000	$258,907
		1,280,597

Oil & Gas Equipment & Services-0.24%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	109,000	108,455
Baker Hughes, a GE Co., LLC/Baker Hughes Co-Obligor, Inc., Sr. Unsec. Global Notes, 3.34%, 12/15/2027	3,477,000	3,299,534
SESI LLC, Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	226,000	210,180
		3,618,169

Oil & Gas Exploration & Production-2.35%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	317,000	318,981
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	283,000	306,347
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	264,000	211,530
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	241,000	244,012
Concho Resources, Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	6,332,000	6,422,742
Continental Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	12,233,000	12,369,024
Denbury Resources, Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	183,000	135,420
Enterprise Products Operating LLC, Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077(d)	11,201,000	10,157,747
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	189,000	134,190
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	219,000	199,290
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	352,000	357,280
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	309,000	331,209
Oasis Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	492,000	490,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production-(continued)
Parsley Energy, LLC/Parsley Finance Corp., Sr. Unsc. Gtd. Notes, 5.63%, 10/15/2027(b)	$147,000	$146,265
Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	202,000	207,555
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	102,000	98,685
5.63%, 03/01/2026	299,000	281,807
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/01/2022	200,000	203,000
4.88%, 05/15/2025	306,000	281,807
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	148,000	148,000
6.75%, 09/15/2026	205,000	197,313
6.63%, 01/15/2027	45,000	43,088
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/01/2026	181,000	189,145
7.75%, 10/01/2027	404,000	421,675
Tullow Oil PLC (Ghana), Sr. Unsec. Notes, 7.00%, 03/01/2025(b)	228,000	226,689
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	475,000	483,906
WPX Energy, Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	427,000	427,534
		35,034,396

Oil & Gas Refining & Marketing-0.01%

Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	200,000	197,500

Oil & Gas Storage & Transportation-7.85%

Andeavor Logistics LP/Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	485,000	509,856
Antero Midstream Partners L.P./Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	381,000	382,905
Buckeye Partners, L.P., Sr. Unsec. Global Notes, 5.60%, 10/15/2044	4,412,000	4,078,135
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	508,000	546,100
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Rate Notes, 6.25%(c)	8,143,000	7,422,141
Sr. Unsec. Gtd. Notes, 4.90%, 03/15/2035	8,695,000	8,129,650

	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
Enterprise Products Operating LLC, Series D, Sr. Unsec. Gtd. Global Notes, 6.88%, 03/01/2033	$2,660,000	$3,244,521
Sr. Unsec. Gtd. Notes, 4.15%, 10/16/2028	4,890,000	5,023,568
4.80%, 02/01/2049	2,369,000	2,415,402
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 4.30%, 05/01/2024	2,133,000	2,195,460
Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Global Notes, 7.80%, 08/01/2031	9,500,000	11,879,698
7.75%, 01/15/2032	7,672,000	9,633,814
MPLX L.P., Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	10,840,000	11,212,914
Sr. Unsec. Global Notes, 4.80%, 02/15/2029	2,355,000	2,416,526
4.70%, 04/15/2048	2,781,000	2,554,427
5.50%, 02/15/2049	3,731,000	3,826,856
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	12,895,000	11,941,092
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.75%, 05/15/2024	10,000,000	10,829,675
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	2,445,000	2,484,707
5.13%, 02/01/2025	208,000	210,080
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	130,000	135,850
Western Gas Partners, L.P., Sr. Unsec. Global Notes, 4.00%, 07/01/2022	2,910,000	2,924,398
Sr. Unsec. Notes, 5.30%, 03/01/2048	2,668,000	2,446,915
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 3.60%, 03/15/2022	3,670,000	3,692,005
4.55%, 06/24/2024	399,000	413,563
Sr. Unsec. Notes, 4.13%, 11/15/2020	6,441,000	6,519,382
7.88%, 09/01/2021	140,000	153,945
		117,223,585

Other Diversified Financial Services-0.28%

Experian Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 4.25%, 02/01/2029(b)	2,090,000	2,103,132
Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/2020(b)	889,222	917,248
ILFC E-Capital Trust II, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 4.80% (3 mo. USD LIBOR + 1.80%), 12/21/2065(b)(d)	620,000	487,103

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Corporate Bond Fund

	Principal Amount	Value
Other Diversified Financial Services-(continued)

Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	$205,000	$209,356
LPL Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	224,000	227,080
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Unsec. Notes, 6.75%, 06/01/2025(b)	223,000	226,345
VFH Parent LLC/Orchestra Co-Issuer, Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	78,000	80,214
		4,250,478

Packaged Foods & Meats-0.46%

B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	171,000	164,252
Conagra Brands, Inc., Sr. Unsec. Global Notes, 5.40%, 11/01/2048	1,725,000	1,623,188
Sr. Unsec. Notes, 5.30%, 11/01/2038	4,551,000	4,333,802
JBS Investments GmbH, Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	405,000	419,888
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	186,000	187,395
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	207,000	213,986
		6,942,511

Paper Packaging-0.02%

Plastipak Holdings, Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	255,000	234,600

Paper Products-0.37%

Mercer International, Inc. (Canada), Sr. Unsec. Global Notes, 7.75%, 12/01/2022	26,000	27,089
6.50%, 02/01/2024	437,000	447,925
5.50%, 01/15/2026	81,000	77,760
Schweitzer-Mauduit International, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 10/01/2026(b)	360,000	354,600
Suzano Austria GmbH (Brazil), Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2029(b)	2,408,000	2,563,797
7.00%, 03/16/2047(b)	1,821,000	2,001,279
		5,472,450

	Principal Amount	Value
Pharmaceuticals-0.81%

Bausch Health Cos. Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	$165,000	$167,063
Sr. Sec. Notes, 5.75%, 08/15/2027(b)	394,000	398,432
Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2023(b)	90,000	89,888
6.13%, 04/15/2025(b)	175,000	168,875
9.00%, 12/15/2025(b)	187,000	201,201
Bayer US Finance II LLC (Germany), Sr. Unsec. Gtd. Floating Rate Notes, 3.45% (3 mo. USD LIBOR + 0.63%), 06/25/2021(b)(d)	2,759,000	2,739,838
3.80% (3 mo. USD LIBOR + 1.01%), 12/15/2023(b)(d)	5,955,000	5,833,575
Sr. Unsec. Gtd. Notes, 3.88%, 12/15/2023(b)	1,964,000	1,959,692
Endo Dac/Endo Finance LLC/Endo Finco, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	166,750
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 08/15/2026(b)	198,000	202,217
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	225,000	219,509
		12,147,040

Property & Casualty Insurance-0.21%

Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	1,505,000	1,503,325
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	1,585,000	1,620,777
		3,124,102

Publishing-0.22%

Meredith Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2026	3,177,000	3,297,091

Railroads-0.99%

CSX Corp., Sr. Unsec. Global Notes, 4.65%, 03/01/2068(b)	3,463,000	3,241,423
Kenan Advantage Group, Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	408,000	399,077
Union Pacific Corp., Sr. Unsec. Global Notes, 3.70%, 03/01/2029	6,106,000	6,098,560
4.30%, 03/01/2049	5,121,000	5,009,849
		14,748,909

RegionalBanks-1.12%

CIT Group, Inc., Sr. Unsec. Global Notes, 5.00%, 08/01/2023	311,000	323,132

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Corporate Bond Fund

	Principal Amount	Value
Regional Banks-(continued)

Citizens Financial Group, Inc., Series A, Jr. Unsec. Sub. Global Bonds, 5.50%(c)	$1,100,000	$1,114,636
Sr. Unsec. Global Notes, 2.38%, 07/28/2021	5,719,000	5,605,174
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	2,730,000	2,811,118
First Niagara Financial Group, Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	1,300,000	1,426,339
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13%(c)	1,366,000	1,356,062
Synovus Financial Corp., Sr. Unsec. Global Notes, 3.13%, 11/01/2022	2,457,000	2,377,148
Unsec. Sub. Floating Rate Notes, 5.90% (5 yr. U.S. Swap Rate + 3.38%), 02/07/2029(d)	1,642,000	1,654,315
		16,667,924

Residential REITs-0.24%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	3,600,000	3,630,866

Restaurants-0.57%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	3,471,000	3,374,680
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	199,000	202,980
Darden Restaurants, Inc., Sr. Unsec. Global Notes, 4.55%, 02/15/2048	1,238,000	1,133,591
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	3,911,000	3,705,672
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	108,000	106,618
		8,523,541

Security & Alarm Services-0.01%

Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	186,000	177,630

Semiconductor Equipment-0.19%

Lam Research Corp., Sr. Unsec. Sub. Global Notes, 3.75%, 03/15/2026	50,000	50,085
4.00%, 03/15/2029	1,285,000	1,287,165
4.88%, 03/15/2049	1,495,000	1,501,648
		2,838,898

Semiconductors-2.22%

Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	2,420,000	2,371,203

	Principal Amount	Value
Semiconductors-(continued)

Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 3.00%, 01/15/2022	$8,835,000	$8,677,293
3.88%, 01/15/2027	5,965,000	5,531,095
3.50%, 01/15/2028	6,751,000	5,983,594
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	275,000	283,924
5.33%, 02/06/2029	1,190,000	1,193,558
Sr. Unsec. Sub. Global Notes, 4.98%, 02/06/2026	2,035,000	2,024,290
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 3.88%, 09/01/2022(b)	7,160,000	7,159,355
		33,224,312

Soft Drinks-0.36%

Keurig Dr Pepper, Inc., Sr. Unsec. Gtd. Global Notes, 2.55%, 09/15/2026	3,817,500	3,379,866
Sr. Unsec. Gtd. Notes, 4.60%, 05/25/2028(b)	250,000	252,970
4.99%, 05/25/2038(b)	1,738,000	1,704,693
		5,337,529

Sovereign Debt-0.92%

Banque Ouest Africaine de Développement (Supranational), Sr. Unsec. Notes, 5.00%, 07/27/2027(b)	8,000,000	7,930,152
Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes, 7.88%, 07/28/2045	1,920,000	2,284,800
Oman Government International Bond (Oman), Sr. Unsec. Notes, 4.13%, 01/17/2023(b)	3,620,000	3,488,228
		13,703,180

Specialized Consumer Services-0.05%

ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	235,000	236,763
Sr. Unsec. Notes, 7.45%, 08/15/2027	522,000	542,880
		779,643

Specialized Finance-3.51%

AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Floating Rate Notes, 6.50% (3 mo. USD LIBOR + 4.30%), 06/15/2045(b)(d)	18,092,000	18,092,000
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Sr. Unsec. Gtd. Global Notes, 3.50%, 05/26/2022	1,798,000	1,774,409

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Corporate Bond Fund

	Principal Amount	Value
Specialized Finance-(continued)

Air Lease Corp., Sr. Unsec. Global Notes, 3.88%, 04/01/2021	$3,960,000	$3,991,391
3.38%, 06/01/2021	3,865,000	3,840,418
3.00%, 09/15/2023	1,965,000	1,887,378
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	71,000	74,028
Sr. Unsec. Notes, 5.00%, 04/01/2023	534,000	543,530
Aviation Capital Group LLC, Sr. Unsec. Floating Rate Notes, 3.42% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(d)	1,914,000	1,901,221
Sr. Unsec. Notes, 4.13%, 08/01/2025(b)	5,593,000	5,469,361
3.50%, 11/01/2027(b)	15,922,000	14,804,487
		52,378,223

Specialized REITs-0.57%

Crown Castle International Corp., Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	4,343,000	4,198,464
Equinix, Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	523,000	549,150
GLP Capital L.P./GLP Financing II, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	229,000	237,173
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	318,000	310,050
Iron Mountain, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	182,000	187,005
Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	84,000	84,420
Sr. Unsec. Sub. Gtd. Notes, 5.25%, 03/15/2028(b)	114,000	109,725
Rayonier Am Products, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	380,000	353,620
Regency Centers, L.P., Sr. Unsec. Gtd. Notes, 4.13%, 03/15/2028	2,396,000	2,403,256
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	132,000	132,330
		8,565,193

Specialty Chemicals-0.24%

Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	177,000	182,531
GCP Applied Technologies, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/15/2026(b)	324,000	328,050
Huntsman International LLC, Sr. Unsec. Global Notes, 4.50%, 05/01/2029	2,413,000	2,378,245

	Principal Amount	Value
Specialty Chemicals-(continued)
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	$215,000	$218,629
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	219,000	225,022
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	195,000	203,473
		3,535,950

Steel-0.13%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.00%, 10/15/2039	195,000	214,377
Cleveland-Cliffs, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	432,000	423,360
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	905,000	911,222
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	413,000	408,870
		1,957,829

Systems Software-0.13%

Microsoft Corp., Sr. Unsec. Global Notes, 4.25%, 02/06/2047	1,868,000	1,992,232

Technology Distributors-0.16%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	2,250,000	2,239,400
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	80,000	81,200
		2,320,600

Technology Hardware, Storage & Peripherals-0.70%

Dell International LLC/EMC Corp., Sr. Sec. Gtd. First Lien Notes, 6.02%, 06/15/2026(b)	4,252,000	4,513,289
8.35%, 07/15/2046(b)	4,426,000	5,186,238
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	708,000	751,322
		10,450,849

Textiles-0.01%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	214,000	208,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Corporate Bond Fund

	Principal Amount	Value
Tobacco-2.23%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 02/14/2024	$4,363,000	$4,365,950
4.40%, 02/14/2026	6,776,000	6,839,323
4.80%, 02/14/2029	5,300,000	5,299,875
5.80%, 02/14/2039	5,757,000	5,754,113
3.88%, 09/16/2046	4,602,000	3,494,452
5.95%, 02/14/2049	5,535,000	5,540,842
6.20%, 02/14/2059	2,066,000	2,063,179
		33,357,734

Trading Companies & Distributors-0.39%

BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	370,000	354,737
BOC Aviation Ltd. (Singapore), Sr. Unsec. Floating Rate Notes, 3.95% (3 mo. USD LIBOR + 1.13%), 09/26/2023(b)(d)	3,786,000	3,786,000
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	225,000	223,594
Herc Rentals, Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	250,000	267,888
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	186,000	190,650
6.50%, 12/15/2026	303,000	317,014
Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2026	505,000	518,887
5.50%, 05/15/2027	120,000	120,300
		5,779,070

Trucking-1.36%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	254,000	242,252
DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2020(b)	2,872,000	2,872,000
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.90%, 02/01/2024(b)	3,433,000	3,415,041
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.65%, 03/18/2024	6,544,000	6,538,603
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 3.00%, 07/15/2022(b)	3,147,000	3,075,290
4.13%, 07/15/2023(b)	4,076,000	4,132,450
		20,275,636

Wireless Telecommunication Services-3.70%

América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	1,955,000	1,974,111

	Principal Amount	Value
Wireless Telecommunication Services-(continued)
Digicel Group One Ltd. (Jamaica), Sr. Sec. Sub. First Lien Notes, 8.25%, 12/30/2022(b)	$109,000	$73,303
Digicel Group Two Ltd. (Jamaica), Sr. Unsec. Sub. Notes, 8.25%, 09/30/2022(b)	104,000	44,720
Oztel Holdings SPC Ltd. (Oman), Sr. Sec. Gtd. Bonds, 6.63%, 04/24/2028(b)	5,442,000	5,338,896
Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(b)	3,532,000	3,559,267
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/2043	330,000	325,739
5.00%, 03/15/2044	4,835,000	5,121,376
Sprint Communications, Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	120,000	124,200
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	418,000	442,557
7.63%, 02/15/2025	235,000	246,750
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 09/20/2021(b)	12,925,688	12,893,374
Sr. Sec. Gtd. First Lien Notes, 4.74%, 03/20/2025(b)	11,472,000	11,515,020
5.15%, 03/20/2028(b)	11,487,000	11,601,870
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	1,352,000	1,446,640
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	550,000	573,719
		55,281,542
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,293,376,093)		1,280,326,780

U.S. Treasury Securities-8.00%
U.S. Treasury Bills-0.19%
2.40% - 2.43%, 06/27/2019(f)(g)	2,925,000	2,902,050
U.S. Treasury Bonds-1.37%
3.38%, 11/15/2048	19,339,000	20,449,104
U.S. Treasury Notes-6.44%
2.50%, 02/15/2022	1,410,000	1,410,275
2.50%, 01/31/2024	48,241,900	48,195,731
2.38%, 02/29/2024	6,090,000	6,049,797
2.63%, 01/31/2026	18,676,300	18,689,432
2.63%, 02/15/2029	22,055,600	21,875,967
		96,221,202
Total U.S. Treasury Securities (Cost $119,957,869)		119,572,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Corporate Bond Fund

		Shares	Value
Preferred Stocks-2.57%
Diversified Banks-1.63%

Bank of America Corp., Series L, $72.50 Conv. Pfd.		100	$129,600
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.		18,938	24,297,454
			24,427,054

Investment Banking & Brokerage-0.77%

Morgan Stanley, Series E, 7.13% Pfd.		265,000	7,430,600
Morgan Stanley, Series F, 6.88% Pfd.		150,000	4,069,500
			11,500,100

Regional Banks-0.17%

PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.		95,000	2,517,500
Total Preferred Stocks (Cost $34,595,403)			38,444,654

		Principal
		Amount
Asset-Backed Securities-0.41%

DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)		$1,416,000	1,422,817
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 4.97%, 12/25/2034(h)		261,090	266,694
Wendy’s Funding LLC, Series 2018-1A, Class A2II, Pass Through Ctfs., 3.88%, 03/15/2048(b)		4,504,500	4,362,563
Total Asset-Backed Securities (Cost $6,198,148)			6,052,074

Variable Rate Senior Loan Interests-0.26%(i)
Other Diversified Financial Services-0.26%

Refinitiv US Holdings, Inc., Term Loan B, 6.24% (1 mo. USD LIBOR + 3.75%), 10/01/2025 (Cost $3,934,639)		3,944,500	3,890,618

Non-U.S. Dollar Denominated Bonds & Notes-0.09%(j)
Brewers-0.01%

Sunshine Mid B.V., Sr. Sec. Gtd. First Lien Bonds, 6.50%, 05/15/2026(b)	EUR	150,000	168,853

Diversified Banks-0.05%

ABN AMRO Bank N.V., REGS, Jr. Unsec. Sub. Euro Bonds, 4.75%(b)(c)	EUR	200,000	217,661
Caixabank, S.A., REGS, Jr. Unsec Sub. Euro Bonds, 6.75%(b)(c)	EUR	200,000	238,621
Erste Group Bank AG, REGS, Jr. Unsec. Sub. Euro Bonds, 6.50%(b)(c)	EUR	200,000	247,916
			704,198

		Principal Amount	Value
Diversified Chemicals-0.01%

Chemours Co. (The), Sr. Unsec. Gtd. Euro Bonds, 4.00%, 05/15/2026	EUR	157,000	$178,277

Food Retail-0.02%

Iceland Bondco PLC, Sr. Sec. Gtd. First Lien Notes, 4.63%, 03/15/2025(b)	GBP	200,000	234,016
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,368,242)			1,285,344

Municipal Obligations-0.06%

Florida Development Finance Corp. (Palm Bay Academy, Inc.); Series 2017, Ref. Sr. Lien Taxable RB, 9.00%, 05/15/2024(b)		$735,000	724,188
Florida Development Finance Corp. (Palm Bay Academy, Inc.); Series 2017, Ref. Sub Lien Taxable RB, 0.00%, 05/15/2037(b)(k)		360,000	3,600
Florida Development Finance Corp. (Palm Bay Academy, Inc.); Series 2017, Ref. Sub Lien Taxable RB, 9.00%, 05/15/2037(b)(l)		350,000	230,731
Total Municipal Obligations (Cost $1,038,904)			958,519
		Shares
Common Stocks & Other Equity Interests-0.00%
Broadcasting-0.00%

Adelphia Recovery Trust, Series ACC1(m)		859,558	86

Diversified Support Services-0.00%

ACC Claims Holdings, LLC(n)(o)		727,470	4,365
Total Common Stocks & Other Equity Interests (Cost $218,117)			4,451

Money Market Funds-0.75%
Invesco Government & Agency Portfolio-Institutional Class, 2.30%(p)		3,920,152	3,920,152
Invesco Liquid Assets Portfolio- Institutional Class, 2.51%(p)		2,799,269	2,800,108
Invesco Treasury Portfolio-Institutional Class, 2.29%(p)		4,480,173	4,480,173
Total Money Market Funds (Cost $11,200,433)			11,200,433

Options Purchased-0.07%
(Cost $918,811)(q)			1,056,050
TOTAL INVESTMENTS IN SECURITIES-97.91% (Cost $1,472,806,659)			1,462,791,279
OTHER ASSETS LESS LIABILITIES-2.09%			31,256,413
NET ASSETS-100.00%			$1,494,047,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Corporate Bond Fund

Abbreviations:

Conv.	-	Convertible
Ctfs.	-	Certificates
Deb.	-	Debentures
EUR	-	Euro
GBP	-	British Pound Sterling
Gtd.	-	Guaranteed
Jr.	-	Junior
LIBOR	-	London Interbank Offered Rate
Pfd.	-	Preferred
PIK	-	Pay-in-Kind
RB	-	Revenue Bonds
Ref.	-	Refunding
REGS	-	Regulation S
REIT	-	Real Estate Investment Trust
Sec.	-	Secured
Sr.	-	Senior
Sub.	-	Subordinated
Unsec.	-	Unsecured
Unsub.	-	Unsubordinated
USD	-	U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $452,826,688, which represented 30.31% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2019.

(i)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(k)	Zero coupon bond issued at a discount.
(l)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(m)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(n)	Non-income producing security.
(o)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(p)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.
(q)	The table below details options purchased. See Note 1L.

Open Exchange-Traded Equity Options Purchased
	Type of	Expiration	Number of	Exercise	Notional
Description	Contract	Date	Contracts	Price	Value(a)	Value
Equity Risk
AbbVie, Inc.	Call	01/15/2021	20	$ 85.00	$170,000	$15,250
Chevron Corp.	Call	01/15/2021	14	120.00	168,000	15,960
Cisco Systems, Inc.	Call	01/15/2021	40	50.00	200,000	29,400
Intel Corp.	Call	01/15/2021	30	52.50	157,500	23,250
Micron Technology, Inc.	Call	01/15/2021	4	42.00	16,800	3,990
Open Exchange-Traded Equity Options Purchased			108			$87,850

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Corporate Bond Fund

Open Exchange-Traded Index Options Purchased
	Type of	Expiration	Number of	Exercise	Notional
Description	Contract	Date	Contracts	Price	Value(a)	Value
Equity Risk
S&P 500 Index Call Option	Call	06/19/2020	40	$2,725.00	$10,900,000	$968,200

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written
	Type of	Expiration	Number of	Exercise	Premiums	Notional		Unrealized Appreciation
Description	Contract	Date	Contracts	Price	Received	Value(a)	Value	(Depreciation)
Equity Risk
AbbVie, Inc.	Call	01/15/2021	7	$105.00	$(2,513)	$73,500	$(1,953)	$ 560
Cisco Systems, Inc.	Call	01/15/2021	15	60.00	(3,104)	90,000	(4,875)	(1,771)
Micron Technology, Inc.	Call	01/15/2021	2	55.00	(994)	11,000	(1,150)	(156)
Total Exchange-Traded Equity Options Written					$(6,611)		$(7,978)	$(1,367)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value(a)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
S&P 500 Index	Call	12/18/2020	5	$2,800.00	$(95,085)	$1,400,000	$(120,475)	$(25,390)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Notes	272	June-2019	$ 33,184,000	$(130,273)	$(130,273)
U.S. Treasury Long Bonds	445	June-2019	64,288,594	(585,122)	(585,122)
U.S. Treasury 2 Year Notes	375	June-2019	79,573,242	(59,396)	(59,396)
Subtotal-Long Futures Contracts				(774,791)	(774,791)

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	501	June-2019	(57,395,812)	124,058	124,058
U.S. Treasury 10 Year Ultra Bonds	824	June-2019	(106,669,375)	390,727	390,727
U.S. Treasury Ultra Bonds	25	June-2019	(3,989,844)	56,776	56,776
Subtotal-Short Futures Contracts				571,561	571,561
Total Futures Contracts				$(203,230)	$(203,230)

Open Forward Foreign Currency Contracts
Settlement		Contract to		Unrealized Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)
Currency Risk
05/28/2019	Citibank N.A.	GBP 150,888	USD 197,032	$(3,950)
05/28/2019	Goldman Sachs International	EUR 887,538	USD1,013,513	(3,223)
Total Forward Foreign Currency Contracts				$(7,173)

Abbreviations:

EUR -Euro

GBP -British Pound Sterling

USD -U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Corporate Bond Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:
Investments in securities, at value (Cost $1,461,606,226)	$1,451,590,846
Investments in affiliated money market funds, at value (Cost $11,200,433)	11,200,433
Deposits with brokers:
Cash collateral - centrally cleared swap agreements	2,688
Foreign currencies, at value (Cost $806)	805
Receivable for:
Investments sold	49,367,841
Fund shares sold	2,742,303
Interest	16,422,635
Investment for trustee deferred compensation and retirement plans	213,469
Other assets	41,024
Total assets	1,531,582,044

Liabilities:

Other investments:
Options written, at value (premiums received $101,696)	128,453
Variation margin payable - futures contracts	18,761
Unrealized depreciation on forward foreign currency contracts outstanding	7,173
Payable for:
Investments purchased	34,039,654
Dividends	712,944
Fund shares reacquired	1,797,556
Accrued fees to affiliates	518,506
Accrued trustees’ and officers’ fees and benefits	5,810
Accrued other operating expenses	69,459
Trustee deferred compensation and retirement plans	236,036
Total liabilities	37,534,352
Net assets applicable to shares outstanding	$1,494,047,692

Net assets consist of:

Shares of beneficial interest	$1,521,338,129
Distributable earnings	(27,290,437)
$1,494,047,692

Net Assets:
Class A	$968,159,506
Class C	$37,280,051
Class R	$6,888,875
Class Y	$86,656,859
Class R5	$6,841,022
Class R6	$388,221,379

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	137,948,109
Class C	5,265,354
Class R	981,042
Class Y	12,318,916
Class R5	973,397
Class R6	55,178,632
Class A:
Net asset value per share	$7.02
Maximum offering price per share (Net asset value of $7.02 ÷ 95.75%)	$7.33
Class C:
Net asset value and offering price per share	$7.08
Class R:
Net asset value and offering price per share	$7.02
Class Y:
Net asset value and offering price per share	$7.03
Class R5:
Net asset value and offering price per share	$7.03
Class R6:
Net asset value and offering price per share	$7.04

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Corporate Bond Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:
Interest	$71,366,234
Dividends	2,384,424
Dividends from affiliated money market funds	319,128
Total investment income	74,069,786

Expenses:

Advisory fees	5,350,125
Administrative services fees	349,582
Custodian fees	14,288
Distribution fees:
Class A	2,394,391
Class C	655,512
Class R	36,137
Transfer agent fees – A, C, R and Y	1,931,475
Transfer agent fees – R5	5,108
Transfer agent fees – R6	74,903
Trustees’ and officers’ fees and benefits	42,144
Registration and filing fees	182,907
Reports to shareholders	179,965
Professional services fees	47,375
Other	86,884
Total expenses	11,350,796
Less: Fees waived and expense offset arrangement(s)	(30,107)
Net expenses	11,320,689
Net investment income	62,749,097

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(16,998,542)
Foreign currencies	28,660
Forward foreign currency contracts	124,027
Futures contracts	1,299,908
Option contracts written	656,496
Swap agreements	30,717
(14,858,734)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(23,886,956)
Foreign currencies	(671)
Forward foreign currency contracts	(13,470)
Futures contracts	(791,886)
Option contracts written	(26,757)
(24,719,740)
Net realized and unrealized gain (loss)	(39,578,474)
Net increase in net assets resulting from operations	$23,170,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Corporate Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018
Operations:
Net investment income	$62,749,097	$53,984,166
Net realized gain (loss)	(14,858,734)	11,572,563
Change in net unrealized appreciation (depreciation)	(24,719,740)	(28,684,094)
Net increase in net assets resulting from operations	23,170,623	36,872,635

Distributions to shareholders from distributable earnings(1):

Class A	(39,985,134)	(41,425,526)
Class B	–	(276,266)
Class C	(2,347,265)	(2,892,001)
Class R	(286,266)	(271,144)
Class Y	(3,526,392)	(7,292,587)
Class R5	(289,714)	(202,839)
Class R6	(18,562,159)	(10,824,362)
Total distributions to shareholders from distributable earnings	(64,996,930)	(63,184,725)

Share transactions-net:

Class A	(7,544,776)	68,271,810
Class B	–	(10,383,557)
Class C	(43,254,102)	(986,649)
Class R	(104,011)	572,782
Class Y	968,322	(151,061,996)
Class R5	3,168,593	(1,374,846)
Class R6	(14,236,672)	397,769,169
Net increase (decrease) in net assets resulting from share transactions	(61,002,646)	302,806,713
Net increase (decrease) in net assets	(102,828,953)	276,494,623

Net assets:

Beginning of year	1,596,876,645	1,320,382,022
End of year	$1,494,047,692	$1,596,876,645

(1)

For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions from net investment income were $35,768,007, $244,471, $2,419,236, $231,162, $6,809,241, $183,065 and $8,753,599 For Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. For the year ended February 28, 2018, distributions from net realized gains were $5,657,519, $31,795, $472,765, $39,982, $483,346, $19,774 and $2,070,763 For Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Corporate Bond Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

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Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure

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under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Call Options Purchased and Written - The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change

35	Invesco Corporate Bond Fund

in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

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Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.42%
Next $750 million	0.35%
Over $1.25 billion	0.22%

For the year ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2019, the Adviser waived advisory fees of $18,505.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets and 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $135,861 in front-end sales commissions from the sale of Class A shares and $24,968 and $6,183 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

37	Invesco Corporate Bond Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$–	$1,280,326,780	$–	$1,280,326,780
U.S. Treasury Securities	–	119,572,356	–	119,572,356
Preferred Stocks	38,444,654	–	–	38,444,654
Asset-Backed Securities	–	6,052,074	–	6,052,074
Variable Rate Senior Loan Interests	–	3,890,618	–	3,890,618
Non-U.S. Dollar Denominated Bonds & Notes	–	1,285,344	–	1,285,344
Municipal Obligations	–	958,519	–	958,519
Common Stocks & Other Equity Interests	86	–	4,365	4,451
Money Market Funds	11,200,433	–	–	11,200,433
Options Purchased	1,056,050	–	–	1,056,050
Total Investments in Securities	50,701,223	1,412,085,691	4,365	1,462,791,279
Other Investments - Assets[1]
Futures Contracts	571,561	–	–	571,561
Other Investments - Liabilities[1]
Futures Contracts	(774,791)	–	–	(774,791)
Forward Foreign Currency Contracts	–	(7,173)	–	(7,173)
Options Written	(128,453)	–	–	(128,453)
	(903,244)	(7,173)	–	(910,417)
Total Other Investments	(331,683)	(7,173)	–	(338,856)
Total Investments	$50,369,540	$1,412,078,518	$4,365	$1,462,452,423

[1]	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

38	Invesco Corporate Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$571,561	$571,561
Options purchased, at value – Exchange-Traded	-	1,056,050	-	1,056,050
Total Derivative Assets	-	1,056,050	571,561	1,627,611
Derivatives not subject to master netting agreements	-	(1,056,050)	(571,561)	(1,627,611)
Total Derivative Assets subject to master netting agreements	$-	$-	$-	$-

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$-	$(774,791)	$(774,791)
Unrealized depreciation on forward foreign currency contracts outstanding	(7,173)	-	-	(7,173)
Options written, at value – Exchange-Traded	-	(128,453)	-	(128,453)
Total Derivative Liabilities	(7,173)	(128,453)	(774,791)	(910,417)
Derivatives not subject to master netting agreements	-	128,453	774,791	903,244
Total Derivative Liabilities subject to master netting agreements	$(7,173)	$-	$-	$(7,173)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2019.

	Financial
	Derivative
	Liabilities		Collateral
	Forward Foreign	Net Value of	(Received)/Pledged		Net
Counterparty	Currency Contracts	Derivatives	Non-Cash	Cash	Amount
Citibank N.A.	$(3,950)	$(3,950)	$-	$-	$(3,950)
Goldman Sachs International	(3,223)	(3,223)	-	-	(3,223)
Total	$(7,173)	$(7,173)	$-	$-	$(7,173)

Effect of Derivative Investments for the year ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$124,027	$-	$-	$124,027
Futures contracts	-	-	-	1,299,908	1,299,908
Options purchased(a)	-	-	(6,615)	-	(6,615)
Options written	-	-	(2,024)	658,520	656,496
Swap agreements	30,717	-	-	-	30,717
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(13,470)	-	-	(13,470)
Futures contracts	-	-	-	(791,886)	(791,886)
Options purchased(a)	-	-	137,240	-	137,240
Options written	-	-	(26,757)	-	(26,757)
Total	$30,717	$110,557	$101,844	$1,166,542	$1,409,660

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

39	Invesco Corporate Bond Fund

The table below summarizes the twelve months average notional value of forward foreign currency contracts and futures contracts, the three months average notional value of index options purchased and the two months average notional value of equity options purchased, equity options written, index options written, swaptions written and swap agreements.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Equity Options Written	Index Options Written	Swaptions Written	Swap Agreements
Average notional value	$1,921,486	$365,611,246	$588,050	$11,354,167	$198,500	$1,400,000	$53,538,500	$13,136,000
Average Contracts	-	-	87	42	25	5	-	-

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $11,602.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018
Ordinary income	$64,595,437	$55,508,406
Long-term capital gain	401,493	7,676,319
Total distributions	$64,996,930	$63,184,725

Tax Components of Net Assets at Period-End:

		2019
Undistributed ordinary income		$2,384,092
Net unrealized appreciation (depreciation) – investments		(13,090,532)
Net unrealized appreciation - foreign currencies		101,796
Temporary book/tax differences		(205,393)
Capital Loss Carryforward		(16,480,400)
Shares of beneficial interest		1,521,338,129
Total net assets		$1,494,047,692

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization, futures and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date

40	Invesco Corporate Bond Fund

will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2019, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$7,801,434	$8,678,966	$16,480,400

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $1,063,109,061 and $1,220,162,740, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,125,192,165 and $1,047,478,197, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis
Aggregate unrealized appreciation of investments	$20,999,880
Aggregate unrealized (depreciation) of investments	(34,090,412)
Net unrealized appreciation (depreciation) of investments	$(13,090,532)
Cost of investments for tax purposes is $1,475,542,955.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premiums and swap income, on February 28, 2019, undistributed net investment income (loss) was increased by $997,708 and undistributed net realized gain (loss) was decreased by $997,708. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount
Sold:

Class A	22,630,208	$158,265,062	32,283,769	$238,122,151
Class B(b)	-	-	31,949	236,331
Class C	1,644,529	11,664,181	3,762,427	27,999,477
Class R	299,482	2,104,226	485,037	3,590,794
Class Y	6,772,125	47,607,764	24,225,561	178,981,634
Class R5	527,336	3,768,703	172,268	1,269,012
Class R6	16,991,650	120,048,362	56,147,256	418,440,565

Issued as reinvestment of dividends:

Class A	5,046,534	35,328,974	4,986,666	36,836,323
Class B(b)	-	-	31,229	231,583
Class C	278,543	1,966,430	344,515	2,564,536
Class R	40,314	282,480	36,392	269,098
Class Y	319,405	2,239,815	723,573	5,356,523
Class R5	41,138	288,128	27,277	201,812
Class R6	2,471,199	17,337,173	1,395,059	10,321,489

Conversion of Class B shares to Class A shares:(c)

Class A	-	-	747,141	5,498,955
Class B	-	-	(745,160)	(5,498,955)

41	Invesco Corporate Bond Fund

		Summary of Share Activity
	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(28,738,755)	(201,138,812)	(28,780,380)	(212,185,619)
Class B(b)	-	-	(723,827)	(5,352,516)
Class C	(8,085,359)	(56,884,713)	(4,240,874)	(31,550,662)
Class R	(356,893)	(2,490,717)	(445,051)	(3,287,110)
Class Y	(6,948,007)	(48,879,257)	(44,925,915)	(335,400,153)
Class R5	(126,151)	(888,238)	(382,461)	(2,845,670)
Class R6	(21,631,387)	(151,622,207)	(4,190,500)	(30,992,885)
Net increase(decrease) in share activity	(8,824,089)	$ (61,002,646)	40,965,951	$ 302,806,713

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 12–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/19	$7.20	$0.28	$(0.17)	$0.11	$(0.29)	$(0.00)	$(0.29)	$7.02	1.65%		$ 968,160	0.83	%(d)	0.83	%(d)	4.00	%(d)	145%
Year ended 02/28/18	7.31	0.26	(0.06)	0.20	(0.27)	(0.04)	(0.31)	7.20	2.68		1,001,173	0.85		0.85		3.58		180
Year ended 02/28/17	6.89	0.26	0.42	0.68	(0.26)	-	(0.26)	7.31	9.97		948,305	0.90		0.90		3.60		212
Year ended 02/29/16	7.40	0.27	(0.52)	(0.25)	(0.26)	-	(0.26)	6.89	(3.37)		873,526	0.90		0.90		3.79		202
Year ended 02/28/15	7.21	0.28	0.20	0.48	(0.29)	-	(0.29)	7.40	6.71		870,961	0.91		0.91		3.74		228
Class C
Year ended 02/28/19	7.26	0.23	(0.17)	0.06	(0.24)	(0.00)	(0.24)	7.08	0.91	(e)	37,280	1.53	(d)(e)	1.53	(d)(e)	3.30	(d)(e)	145
Year ended 02/28/18	7.36	0.21	(0.06)	0.15	(0.21)	(0.04)	(0.25)	7.26	2.07	(e)	82,939	1.58	(e)	1.58	(e)	2.85	(e)	180
Year ended 02/28/17	6.92	0.21	0.42	0.63	(0.19)	-	(0.19)	7.36	9.17		85,127	1.65		1.65		2.85		212
Year ended 02/29/16	7.42	0.22	(0.53)	(0.31)	(0.19)	-	(0.19)	6.92	(4.18	)(e)	68,853	1.64	(e)	1.64	(e)	3.05	(e)	202
Year ended 02/28/15	7.21	0.22	0.20	0.42	(0.21)	-	(0.21)	7.42	5.94		68,187	1.66		1.66		2.99		228
Class R
Year ended 02/28/19	7.21	0.26	(0.17)	0.09	(0.28)	(0.00)	(0.28)	7.02	1.30		6,889	1.08	(d)	1.08	(d)	3.75	(d)	145
Year ended 02/28/18	7.31	0.25	(0.06)	0.19	(0.25)	(0.04)	(0.29)	7.21	2.57		7,196	1.10		1.10		3.33		180
Year ended 02/28/17	6.89	0.24	0.42	0.66	(0.24)	-	(0.24)	7.31	9.70		6,742	1.15		1.15		3.35		212
Year ended 02/29/16	7.40	0.26	(0.52)	(0.26)	(0.25)	-	(0.25)	6.89	(3.62)		6,847	1.15		1.15		3.54		202
Year ended 02/28/15	7.21	0.26	0.20	0.46	(0.27)	-	(0.27)	7.40	6.45		4,358	1.16		1.16		3.49		228
Class Y
Year ended 02/28/19	7.22	0.30	(0.18)	0.12	(0.31)	(0.00)	(0.31)	7.03	1.76		86,657	0.58	(d)	0.58	(d)	4.25	(d)	145
Year ended 02/28/18	7.32	0.28	(0.05)	0.23	(0.29)	(0.04)	(0.33)	7.22	3.08		87,895	0.60		0.60		3.83		180
Year ended 02/28/17	6.90	0.28	0.42	0.70	(0.28)	-	(0.28)	7.32	10.23		235,464	0.65		0.65		3.85		212
Year ended 02/29/16	7.41	0.29	(0.52)	(0.23)	(0.28)	-	(0.28)	6.90	(3.11)		26,500	0.65		0.65		4.04		202
Year ended 02/28/15	7.23	0.29	0.19	0.48	(0.30)	-	(0.30)	7.41	6.82		21,685	0.66		0.66		3.99		228
Class R5
Year ended 02/28/19	7.21	0.30	(0.17)	0.13	(0.31)	(0.00)	(0.31)	7.03	2.00		6,841	0.49	(d)	0.49	(d)	4.34	(d)	145
Year ended 02/28/18	7.31	0.29	(0.06)	0.23	(0.29)	(0.04)	(0.33)	7.21	3.16		3,829	0.53		0.53		3.90		180
Year ended 02/28/17	6.89	0.29	0.42	0.71	(0.29)	-	(0.29)	7.31	10.34		5,222	0.56		0.56		3.94		212
Year ended 02/29/16	7.40	0.29	(0.51)	(0.22)	(0.29)	-	(0.29)	6.89	(2.98)		4,547	0.54		0.54		4.15		202
Year ended 02/28/15	7.22	0.31	0.19	0.50	(0.32)	-	(0.32)	7.40	7.03		4,293	0.47		0.47		4.18		228
Class R6
Year ended 02/28/19	7.22	0.31	(0.17)	0.14	(0.32)	(0.00)	(0.32)	7.04	2.01		388,221	0.43	(d)	0.43	(d)	4.40	(d)	145
Year ended 02/28/18	7.32	0.30	(0.06)	0.24	(0.30)	(0.04)	(0.34)	7.22	3.25		413,844	0.44		0.44		3.99		180
Year ended 02/28/17	6.90	0.29	0.42	0.71	(0.29)	-	(0.29)	7.32	10.43		29,232	0.47		0.47		4.03		212
Year ended 02/29/16	7.40	0.30	(0.50)	(0.20)	(0.30)	-	(0.30)	6.90	(2.80)		22,567	0.46		0.46		4.23		202
Year ended 02/28/15	7.22	0.31	0.19	0.50	(0.32)	-	(0.32)	7.40	7.04		32,408	0.46		0.46		4.19		228

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

42	Invesco Corporate Bond Fund

(d)

Ratios are based on average daily net assets (000’s omitted) of $959,953, $69,308, $7,227, $79,937, $6,401 and $411,321 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.95%, 0.98% and 0.99% for the years ended February 28, 2019, February 28, 2018 and February 29, 2016, respectively.

43	Invesco Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Corporate Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Corporate Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

44	Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]	Annualized Expense Ratio
Class A	$1,000.00	$1,014.70	$4.20	$1,020.63	$4.21	0.84%
Class C	1,000.00	1,010.90	7.33	1,017.50	7.35	1.47
Class R	1,000.00	1,012.50	5.44	1,019.39	5.46	1.09
Class Y	1,000.00	1,014.50	2.95	1,021.87	2.96	0.59
Class R5	1,000.00	1,016.60	2.40	1,022.41	2.41	0.48
Class R6	1,000.00	1,016.30	2.15	1,022.66	2.16	0.43

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

45	Invesco Corporate Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$401,493
Qualified Dividend Income*	11.61%
Corporate Dividends Received Deduction*	11.61%
U.S. Treasury Obligations*	2.02%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

46	Invesco Corporate Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co- President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School – Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson – 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg –1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange- Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan – 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-4	Invesco Corporate Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	VK-CBD-AR-1	04242019 1135

Annual Report to Shareholders	February 28, 2019
Invesco Global Real Estate Fund
Nasdaq:
A: AGREX ∎ C: CGREX ∎ R: RGREX ∎ Y: ARGYX ∎ R5: IGREX ∎ R6: FGREX

Letters to Shareholders

Andrew Schlossberg	Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log in” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.

2	Invesco Global Real Estate Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Global Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2019, Class A shares of Invesco Global Real Estate Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Custom Invesco Global Real Estate Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.37%
Class C Shares	8.62
Class R Shares	9.09
Class Y Shares	9.65
Class R5 Shares	9.79
Class R6 Shares	9.88
MSCI World Index▼ (Broad Market Index)	0.43
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	9.53
Lipper Global Real Estate Funds Classification Average♦ (Peer Group)	10.89
Source(s):▼ RIMES Technologies Corp; ∎Invesco, RIMES Technologies Corp; ♦Lipper Inc.

Market conditions and your Fund

The fiscal year appeared to mark the transition into the latter phase of the current global economic cycle. Although global growth was generally sound over 2018, it moderated toward the end of the fiscal year with a clear divergence in economic growth between regions of the world. Tax breaks and strong corporate earnings boosted US economic growth for most of 2018, although the US spent January 2019 largely mired in a government shutdown. Despite this, US equity markets began 2019 on a positive note, posting strong performance for the first two months of the year driven in part by the prospect of a more measured monetary tightening policy from the US Federal Reserve. In contrast, China posted some of its lowest economic growth rates in a decade, and Italy entered a technical recession. Central bank rhetoric across the globe reflected weaker growth

Portfolio Composition
By country	% of total net assets

United States	48.2%
Japan	10.0
Hong Kong	8.2
Germany	5.5
China	5.1
Australia	4.2
United Kingdom	4.2
France	2.1
Countries each less than 2% of portfolio	11.8
Money Market Funds
Plus Other Assets Less Liabilities	0.7

patterns, with a wait-and-see approach increasingly evident. Inflation, in most countries, has modestly risen but remains within normal ranges. Still, key global economies show record low unemployment rates and growing consumption.

Strong returns in January 2019 propelled global listed real estate to near double-digit gains over the fiscal year, despite negative overall performance for the asset class in 2018. Real estate earnings reports generally aligned with guidance, reflecting moderate growth and net asset value increases for 2018. At the end of the fiscal year, 2019 guidance suggested that underlying property fundamentals should remain intact and that mid-single digit cash flow returns could be attainable. During the fiscal year, with the market trading below net asset value, secondary market equity issuance and initial public offering activity were limited.

Top 10 Equity Holdings*
% of total net assets

1.	Prologis, Inc.	3.3%
2.	Simon Property Group, Inc.	2.6
3.	AvalonBay Communities, Inc.	2.3
4.	Boston Properties, Inc.	2.1
5.	Ventas, Inc.	1.8
6.	Vonovia S.E.	1.8
7.	CK Asset Holdings Ltd.	1.7
8.	Equity Residential	1.7
9.	Public Storage	1.7
10.	Link REIT	1.7

In contrast, merger and acquisition (M&A) activity increased and may remain prevalent in 2019. Institutional allocations to real estate assets were undiminished, private real estate investment markets were generally well bid and the spread between real estate yields and risk-free rates remained wider than the long-term average.

  During the fiscal year, the Fund’s security selection in and underweight exposure to the United States detracted from performance relative to its style-specific benchmark. Ancillary cash was also a detractor. Conversely, the Fund’s security selection in the UK, Hong Kong and Australia contributed to relative Fund performance.

Top individual absolute contributors to the Fund’s performance during the fiscal year included Simon Property Group and AvalonBay Communities. Simon Property Group is the largest mall owner in the US. The company has a strong management team and a track record of predictable cash flow growth, strong asset allocation, and attractive reinvestment returns. AvalonBay Communities owns a high-quality portfolio of multifamily assets, typically located in markets along the east and west coast of the US.

  Top individual absolute detractors from Fund performance during the fiscal year were Unibail-Rodamco-Westfield and City Developments. Unibail, an owner of high-quality European malls, merged with Australian mall owner Westfield. The merger was not well-received by markets and led to a decline in Unibail’s stock price. Singapore-listed City Developments’ stock suffered a significant price decline after the surprise July residential policy tightening in Singapore, although its property development operations did well.

Total Net Assets	$800.4 million

Total Number of Holdings*	193

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of February 28, 2019.

4	Invesco Global Real Estate Fund

At the end of the fiscal year, on a regional and country level, the Fund held a modestly underweight allocation to North America, driven by underweight exposure to Canada. The underweight exposure to Canada was a reflection of weakening Canadian GDP trends and lower relative valuation opportunities. In the US, portfolio characteristics generally indicate higher, more durable growth was available from companies with better access to capital and lower leveraged balance sheets.

Relative to the style-specific index, the Fund held a modest underweight allocation to the Asia Pacific region at the end of the fiscal year, with a focus on stocks with company specific catalysts and local relative value opportunities. Across the region, the Fund had generally neutral allocations to Australia, Japan and Hong Kong and underweight exposure to Singapore.

In Europe, key active positioning reflected a material underweight allocation to retail-focused REITs and overweight allocation to the secular growth prospects of industrial and residential real estate. The Fund held an underweight allocation to the UK and France, with material country overweight exposure in continental Europe, focused on Germany.

Relative to the style-specific index, the Fund ended the fiscal year with an underweight allocation to emerging markets (EM). Key active positioning with EM reflected underweight exposure to Chinese homebuilders and a small overweight allocation to the United Arab Emirates.

At the close of the fiscal year, real estate investment markets were generally still benefiting from a wider than normal spread between real estate investment yields and risk-free rates, which provides some cushion for further interest rates normalization. It appears that significant capital allocated to direct real estate investment remains uninvested, reflecting a competitive environment for asset acquisition and support for listed company net asset values and potential M&A activity. However, the investment cycle is maturing and so total returns from real estate are moderating. Growth opportunities may become more focused on fundamental factors of capturing rent growth and value creating asset management. Within the broader investment context, we believe real estate’s relatively stable cash flow, fundamentally driven earnings growth opportunity and the tangible nature of the asset class, offers a fair investment opportunity to diversified investors by long term standards.

We thank you for your continued investment in Invesco Global Real Estate Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr. Portfolio Manager, is co-lead manager of Invesco Global Real Estate Fund. He is Head of Global Securities
with Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

James Cowen Portfolio Manager, is co-lead manager of Invesco Global Real Estate Fund. He joined Invesco in 2000. Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco Global Real Estate Fund. He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco Global Real Estate
Fund. She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate
Fund. He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

Darin Turner Portfolio Manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 2005.
Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Grant Jackson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate
Fund. He joined Invesco in 2005. Mr. Jackson earned his BS degree in mechanical engineering from The University of Texas at Austin and his MBA from Southern Methodist University’s Cox School of Business.

5	Invesco Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/09

1   Source(s): Invesco, RIMES Technologies Corp.

2   Source: Lipper Inc.

3   Source: RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 10

∎	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
∎	The FTSE EPRA/NAREIT Developed Index is an unmanaged index considered representative of global real estate companies and REITs. The index is computed using the net return, which with-holds taxes for non-resident investors.
∎	The FTSE EPRA/NAREIT Global Index is designed to track the performance of listed real estate companies and REITs in both developed and emerging markets. The index is computed using the net return, which with-holds taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity All REITS Index, which is exclusively owned by NAREIT. The FTSE NAREIT Equity All REITS Index is an unmanaged index considered representative of US REITs.

6	Invesco Global Real Estate Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	5.18%
10 Years	12.36
5 Years	3.93
1 Year	3.37

Class C Shares*
Inception (4/29/05)	5.04%
10 Years	12.13
5 Years	4.32
1 Year	7.64

Class R Share
Inception (4/29/05)	5.34%
10 Years	12.69
5 Years	4.84
1 Year	9.09

Class Y Shares
Inception (10/3/08)	6.62%
10 Years	13.26
5 Years	5.38
1 Year	9.65

Class R5 Shares
Inception (4/29/05)	6.10%
10 Years	13.55
5 Years	5.58
1 Year	9.79

Class R6 Shares
10 Years	13.38%
5 Years	5.65
1 Year	9.88
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	4.50%
10 Years	7.78
5 Years	2.65
1 Year	-11.35

Class C Shares
Inception (4/29/05)	4.14%
10 Years	7.57
5 Years	3.02
1 Year	-7.84

Class R Shares
Inception (4/29/05)	4.67%
10 Years	8.12
5 Years	3.54
1 Year	-6.47

Class Y Shares
Inception (10/3/08)	5.72%
10 Years	8.67
5 Years	4.06
1 Year	-6.07

Class R5 Shares
Inception (4/29/05)	5.43%
10 Years	8.94
5 Years	4.28
1 Year	-5.92

Class R6 Shares
10 Years	8.75%
5 Years	4.34
1 Year	-5.85

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.27%, 2.02%, 1.52%, 1.02%, 0.93% and 0.85%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Global Real Estate Fund

Invesco Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. The Fund’s investments in China A-shares are subject to trading restrictions, quota limitations and clearing and settlement risks. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign

8	Invesco Global Real Estate Fund

currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage-and asset-backed securities risk. Mortgage-and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on under lying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage-and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage-and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small-and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, the
Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Small-and mid-capitalization companies risks. Small-and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/NAREIT Developed Index (gross) from Fund inception through February 17, 2005; the FTSE EPRA/NAREIT Developed Index (net) index from February 18, 2005, through June 30, 2014; and the FTSE EPRA/NAREIT Global (net) Index from July 1, 2014.

continued on page 7

9	Invesco Global Real Estate Fund

Schedule of Investments

February 28, 2019

	Shares	Value
Common Stocks & Other Equity Interests-99.23%

Australia-4.24%

Dexus	575,527	$4,907,167
Goodman Group	1,187,403	10,781,242
GPT Group (The)	808,876	3,356,591
Mirvac Group	2,667,341	4,862,642
Scentre Group	3,656,342	10,037,336

		33,944,978

Brazil-0.51%

BR Malls Participacoes S.A.(a)	374,476	1,334,940
BR Properties S.A.	260,900	608,464
Cyrela Brazil Realty S.A.
Empreendimentos e Participacoes	136,700	622,331
MRV Engenharia e Participacoes S.A.	185,200	670,066
Multiplan Empreendimentos
Imobiliarios S.A.	121,600	814,843

		4,050,644

Canada-1.67%

Allied Properties REIT	135,492	4,943,175
Canadian Apartment Properties REIT	42,070	1,606,457
Chartwell Retirement Residences	8,444	96,250
H&R Real Estate Investment Trust	122,000	2,105,414
Killam Apartment REIT	112,660	1,532,440
RioCan REIT	160,900	3,073,845

		13,357,581

Chile-0.09%

Parque Arauco S.A.	275,246	755,450

China-5.08%

Agile Group Holdings Ltd.	368,000	463,091
CapitaLand Retail China Trust	407,600	440,160
China Aoyuan Property Group Ltd.	864,000	679,115
China Evergrande Group(a)	997,000	3,074,083
China Jinmao Holdings Group Ltd.	3,470,000	1,684,219
China Overseas Land & Investment Ltd.	2,257,700	8,353,620
China Resources Land Ltd.	1,229,377	4,625,886
China Vanke Co., Ltd., Class H	801,700	3,043,493
CIFI Holdings (Group) Co. Ltd.	1,590,000	1,042,783
Country Garden Holdings Co. Ltd.	3,600,000	4,729,775
Guangzhou R&F Properties Co. Ltd.,
Class H	484,400	904,013
Jiayuan International Group Ltd.	526,000	255,972
KWG Property Holding Ltd.(a)	631,000	593,239
Logan Property Holdings Co. Ltd.	468,000	669,439
Longfor Properties Co. Ltd.	688,000	2,042,154
Shimao Property Holdings Ltd.	566,500	1,339,436
Sino-Ocean Group Holding Ltd.	1,297,000	605,452
SOHO China Ltd.(a)	991,500	423,138
Sunac China Holdings Ltd.	1,051,000	4,398,274

	Shares	Value

China-(continued)

Times China Holdings Ltd.	749,000	$977,909
Yanlord Land Group Ltd.	337,700	348,259

		40,693,510

France-2.10%

ICADE	45,411	3,866,206
Klepierre S.A.	85,130	2,975,724
Unibail-Rodamco-Westfield(a)	61,891	9,996,499

		16,838,429

Germany-5.48%

Aroundtown S.A.	773,951	6,514,443
Deutsche Wohnen S.E.	222,783	10,389,580
Grand City Properties S.A.	298,556	7,029,561
LEG Immobilien AG	49,085	5,480,440
Vonovia S.E.	298,192	14,478,226

		43,892,250

Hong Kong-8.16%

CK Asset Holdings Ltd.	1,680,000	13,943,374
Hang Lung Properties Ltd.	1,575,000	3,719,927
Henderson Land Development Co. Ltd.	245,000	1,383,993
Hongkong Land Holdings Ltd.	618,000	4,431,060
K Wah International Holdings Ltd.	641,000	345,416
Kerry Properties Ltd.	414,500	1,731,979
Link REIT	1,159,500	13,109,414
Mapletree North Asia Commercial Trust, REGS(b)	825,400	763,129
New World Development Co. Ltd.	4,919,000	7,845,733
Sino Land Co. Ltd.	1,346,000	2,506,898
Sun Hung Kai Properties Ltd.	497,600	8,228,872
Swire Properties Ltd.	686,200	2,753,629
Wharf Real Estate Investment Co. Ltd.	576,000	4,040,179

Yuexiu REIT	717,000	485,327

		65,288,930

India-0.28%

Ascendas India Trust	694,200	580,212
DLF Ltd.	247,066	572,106
Oberoi Realty Ltd.	156,080	1,087,000

		2,239,318

Indonesia-0.24%

PT Bumi Serpong Damai Tbk(a)	5,159,300	496,951
PT Ciputra Development Tbk	8,214,074	510,916
PT Pakuwon Jati Tbk	10,907,200	480,715

PT Summarecon Agung Tbk	6,021,500	402,361

		1,890,943

Ireland-0.30%

Green REIT PLC	1,457,322	2,443,347

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Real Estate Fund

	Shares	Value
Japan-10.03%

Advance Residence Investment Corp.	1,561	$4,341,363
Comforia Residential REIT, Inc.	101	261,100
Daiwa Office Investment Corp.	537	3,579,518
GLP J-REIT	1,613	1,682,967
Hulic Co., Ltd.	191,500	1,759,655
InvIncible Investment Corp.	2,209	1,004,767
Japan Hotel REIT Investment Corp.	4,194	3,232,087
Japan Real Estate Investment Corp.	1,052	6,087,471
Japan Rental Housing Investments Inc.	2,797	2,205,682
Japan Retail Fund Investment Corp.	2,286	4,606,612
Kenedix Office Investment Corp.	510	3,402,504
Mitsubishi Estate Co., Ltd.	612,200	10,519,780
Mitsui Fudosan Co., Ltd.	504,900	11,947,013
Mitsui Fudosan Logistics Park Inc.	564	1,667,232
Nippon Prologis REIT Inc.(a)	978	2,077,696
Nomura Real Estate Master Fund, Inc.	1,927	2,640,738
ORIX JREIT Inc.	2,505	4,103,647
Premier Investment	174	207,148
Sekisui House Reit, Inc.	1,894	1,303,277
Sumitomo Realty & Development Co., Ltd.	228,300	8,528,607
Tokyo Tatemono Co., Ltd.	188,600	2,187,770

United Urban Investment Corp.	1,898	2,941,855

		80,288,489

Malaysia-0.35%

IOI Properties Group Bhd.	1,019,300	403,559
KLCCP Stapled Group	618,900	1,193,207
Mah Sing Group Bhd.	1,414,100	347,743

Sime Darby Property Bhd	3,366,000	869,126

		2,813,635

Malta-0.00%

BGP Holdings PLC (Malta), (Acquired 08/06/2009; Cost $0)(b)(c)	9,888,325	0

Mexico-0.50%

Fibra Uno Administracion S.A. de C.V.	1,598,200	2,220,574
Macquarie Mexico Real Estate Management S.A. de C.V.(a)(b)	1,054,600	1,228,454

PLA Administradora Industrial, S. de R.L. de C.V.	360,087	540,091

		3,989,119

Netherlands-0.15%

InterXion Holding N.V.(a)	18,964	1,242,142

Philippines-0.94%

Ayala Land, Inc.	5,930,400	5,045,197
Robinsons Land Corp.	1,158,600	524,192

SM Prime Holdings Inc.	2,657,500	1,970,517

		7,539,906

Singapore-1.92%

Ascendas REIT	1,406,700	2,913,284
CapitaLand Commercial Trust	1,447,200	2,076,604

	Shares	Value
Singapore-(continued)

CapitaLand Ltd.	1,330,800	$3,374,431
City Developments Ltd.	437,300	2,894,574
Mapletree Commercial Trust	1,095,900	1,434,721
Mapletree Logistics Trust	2,598,400	2,652,213

		15,345,827

South Africa-0.85%

Growthpoint Properties Ltd.	1,680,373	2,911,553
Hyprop Investments Ltd.	197,042	1,083,373
Redefine Properties Ltd.	2,487,476	1,713,766
SA Corporate Real Estate Ltd.	4,105,706	1,066,209

		6,774,901

Spain-0.84%

Inmobiliaria Colonial SOCIMI, S.A.	215,774	2,224,841
Merlin Properties SOCIMI, S.A.	346,044	4,485,026

		6,709,867

Sweden-1.66%

Fabege AB	324,928	4,365,208
Hufvudstaden AB, Class A	284,766	4,593,712
Wihlborgs Fastigheter AB	324,341	4,308,159

		13,267,079

Switzerland-0.62%

Swiss Prime Site AG(a)	58,392	4,929,138

Thailand-0.61%

AP Thailand PCL	2,497,800	559,569
Central Pattana PCL	1,230,600	2,953,116
Origin Property PCL	374,600	88,561
Supalai PCL	376,800	234,360
Supalai PCL, -NVDR	560,500	348,617

WHA Corp. PCL, NVDR	5,238,300	699,174

		4,883,397

Turkey-0.04%

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	1,229,624	352,423

United Arab Emirates-0.20%

Emaar Development	669,947	711,351

Emaar Malls PJSC	1,800,881	858,030

		1,569,381

United Kingdom-4.20%

Assura PLC	3,752,126	2,871,516
Big Yellow Group PLC	197,166	2,564,116
Derwent London PLC	89,781	3,889,185
Grainger PLC	780,598	2,557,304
Land Securities Group PLC	537,095	6,408,533
SEGRO PLC	718,426	6,298,564
Tritax Big Box REIT PLC	2,484,011	4,688,311
UNITE Group PLC (The)	127,936	1,553,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Real Estate Fund

	Shares	Value
United Kingdom-(continued)

Workspace Group PLC	217,408	$2,830,244
		33,661,266
United States-48.17%

Agree Realty Corp.	77,631	5,102,686
Alexandria Real Estate Equities, Inc.	63,508	8,630,102
American Assets Trust, Inc.	26,388	1,146,295
American Homes 4 Rent, Class A	100,129	2,186,817
AvalonBay Communities, Inc.	94,315	18,356,528
Boston Properties, Inc.	125,827	16,695,985
Corporate Office Properties Trust	100,219	2,604,692
Crown Castle International Corp.	24,426	2,900,587
CyrusOne Inc.	93,103	4,640,253
Digital Realty Trust, Inc.	77,378	8,752,999
Duke Realty Corp.	153,140	4,528,350
EastGroup Properties, Inc.	24,257	2,562,995
Empire State Realty Trust, Inc., Class A	194,431	2,959,240
Equinix, Inc.	6,438	2,726,493
Equity LifeStyle Properties, Inc.	44,816	4,868,810
Equity Residential	182,904	13,478,196
Essential Properties Realty Trust Inc.	105,900	1,797,123
Essex Property Trust, Inc.	31,250	8,745,000
Extra Space Storage, Inc.	87,527	8,397,340
Federal Realty Investment Trust	51,012	6,814,693
Four Corners Property Trust, Inc.	376	10,299
HCP, Inc.	311,557	9,586,609
Healthcare Realty Trust, Inc.	359,776	11,386,910
Highwoods Properties, Inc.	44,738	2,071,817
Hilton Worldwide Holdings, Inc.	49,511	4,114,364
Hudson Pacific Properties Inc.	265,462	8,818,648
Invitation Homes Inc.	415,130	9,547,990
Kilroy Realty Corp.	105,312	7,762,547
Liberty Property Trust	120,941	5,724,138
Macerich Co. (The)	151,076	6,586,914
Mid-America Apartment Communities, Inc.	125,616	13,011,305
National Health Investors, Inc.	60,158	4,694,129
National Retail Properties, Inc.	202,528	10,551,709

	Shares	Value
United States-(continued)

Omega Healthcare Investors, Inc.	48,017	$1,723,810
Park Hotels & Resorts Inc.	246,250	7,692,850
Pebblebrook Hotel Trust	127,691	4,087,389
PotlatchDeltic Corp.	56,861	2,046,427
Prologis, Inc.	375,773	26,326,656
Public Storage	63,551	13,440,401
QTS Realty Trust, Inc., Class A	100,805	4,206,593
Realty Income Corp.	168,343	11,642,602
Regency Centers Corp.	49,616	3,237,444
Retail Opportunity Investments Corp.	525,671	9,025,771
Simon Property Group, Inc.	113,062	20,482,312
STAG Industrial, Inc.	160,129	4,432,371
Sun Communities, Inc.	63,372	7,197,158
Sunstone Hotel Investors, Inc.	339,844	5,114,652
Terreno Realty Corp.	44,737	1,829,743
Ventas, Inc.	233,320	14,640,830
VICI Properties, Inc.	346,165	7,376,776
Washington REIT	161,706	4,283,592
Weingarten Realty Investors	49,638	1,430,071
Welltower, Inc.	149,867	11,136,617
Weyerhaeuser Co.	97,088	2,416,520
		385,533,148
Total Common Stocks & Other Equity Interests (Cost $650,664,859)		794,295,098
Money Market Funds-1.15%

Invesco Government & Agency Portfolio, Institutional Class, 2.30%(d) 3,220,308		3,220,309
Invesco Liquid Assets Portfolio, Institutional Class, 2.51%(d)	2,299,333	2,300,022
Invesco Treasury Portfolio, Institutional Class, 2.29%(d)	3,680,352	3,680,352
Total Money Market Funds (Cost $9,200,324)		9,200,683
TOTAL INVESTMENTS IN SECURITIES-100.38% (Cost $659,865,183)		803,495,781
OTHER ASSETS LESS LIABILITIES-(0.38)%		(3,063,218)
NET ASSETS-100.00%		$800,432,563

Investment Abbreviations:

BR	- Bearer Shares
NVDR	- Non-Voting Depositary Receipt
REGS	- Regulation S
REIT	- Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $1,991,583, which represented less than 1% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Real Estate Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:

Investments in securities, at value (Cost $650,664,859)	$794,295,098
Investments in affiliated money market funds, at value (Cost $9,200,324)	9,200,683
Foreign currencies, at value (Cost $1,058,784)	1,056,049
Receivable for:
Investments sold	15,053,117
Fund shares sold	922,001
Dividends	1,413,163
Investment for trustee deferred compensation and retirement plans	155,477
Other assets	21,723
Total assets	822,117,311

Liabilities:

Payable for:
Investments purchased	5,476,572
Fund shares reacquired	15,309,132
Accrued foreign taxes	157,083
Accrued fees to affiliates	318,391
Accrued trustees’ and officers’ fees and benefits	5,625
Accrued other operating expenses	243,398
Trustee deferred compensation and retirement plans	174,547
Total liabilities	21,684,748
Net assets applicable to shares outstanding	$800,432,563

Net assets consist of:

Shares of beneficial interest	$672,471,785
Distributable earnings	127,960,778
$800,432,563

Net Assets:

Class A	$154,172,512
Class C	$14,673,202
Class R	$24,003,048
Class Y	$191,756,701
Class R5	$208,742,053
Class R6	$207,085,047

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	12,246,532
Class C	1,165,640
Class R	1,907,988
Class Y	15,234,189
Class R5	16,633,995
Class R6	16,503,152
Class A:
Net asset value per share	$12.59
Maximum offering price per share (Net asset value of $12.59 ÷ 94.50%)	$13.32
Class C:
Net asset value and offering price per share	$12.59
Class R:
Net asset value and offering price per share	$12.58
Class Y:
Net asset value and offering price per share	$12.59
Class R5:
Net asset value and offering price per share	$12.55
Class R6:
Net asset value and offering price per share	$12.55

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Global Real Estate Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:

Dividends (net of foreign withholding taxes of $1,773,798)	$37,185,941
Dividends from affiliated money market funds	227,345
Total investment income	37,413,286

Expenses:

Advisory fees	7,832,657
Administrative services fees	254,551
Custodian fees	247,521
Distribution fees:
Class A	376,552
Class C	246,590
Class R	119,793
Transfer agent fees - A, C, R and Y	1,128,574
Transfer agent fees - R5	236,572
Transfer agent fees - R6	19,915
Trustees’ and officers’ fees and benefits	35,952
Registration and filing fees	135,688
Reports to shareholders	123,564
Professional services fees	75,797
Other	61,306
Total expenses	10,895,032
Less: Fees waived and expense offset arrangement(s)	(14,625)
Net expenses	10,880,407
Net investment income	26,532,879

Realized and unrealized gain from:

Net realized gain (loss) from:
Investment securities (net of foreign taxes of $171,324)	63,106,202
Foreign currencies	(718,066)
62,388,136
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $157,083)	6,550,506
Foreign currencies	(174,462)
6,376,044
Net realized and unrealized gain	68,764,180
Net increase in net assets resulting from operations	$95,297,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018
Operations:

Net investment income	$26,532,879	$39,182,357
Net realized gain	62,388,136	63,681,348
Change in net unrealized appreciation (depreciation)	6,376,044	(55,469,688)
Net increase in net assets resulting from operations	95,297,059	47,394,017

Distributions to shareholders from distributable earnings(1):

Class A	(14,253,216)	(4,603,159)
Class B	-	(10,352)
Class C	(2,148,367)	(630,800)
Class R	(2,314,959)	(460,494)
Class Y	(24,652,771)	(23,197,610)
Class R5	(23,113,218)	(8,700,655)
Class R6	(21,000,926)	(5,199,054)
Total distributions to shareholders from distributable earnings	(87,483,457)	(42,802,124)

Share transactions-net:

Class A	(1,637,843)	(64,694,068)
Class B	-	(912,132)
Class C	(12,820,462)	(5,517,814)
Class R	570,595	4,273,876
Class Y	(443,783,707)	(558,093,370)
Class R5	(50,509,782)	(3,277,604)
Class R6	11,243,127	150,105,737
Net increase (decrease) in net assets resulting from share transactions	(496,938,072)	(478,115,375)
Net increase (decrease) in net assets	(489,124,470)	(473,523,482)

Net assets:

Beginning of year	1,289,557,033	1,763,080,515
End of year	$800,432,563	$1,289,557,033

(1)

For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions from net investment income were $3,593,200, $7,332, $435,934, $348,433, $19,149,752, $6,963,434 and $3,996,007 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6shares, respectively, and distributions from net realized gains were $1,009,959, $3,020, $194,866, $112,061, $4,047,858, $1,737,221 and $1,203,047 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Global Real Estate Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

16	Invesco Global Real Estate Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions -Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for

17	Invesco Global Real Estate Fund

the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

18	Invesco Global Real Estate Fund

The Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2019, the Adviser waived advisory fees of $10,372.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6shares of the Fund. The Trust has adopted plans pursuant to Rule12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $13,332 in front-end sales commissions from the sale of Class A shares and $1,781 and $594 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.

Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

19	Invesco Global Real Estate Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$33,944,978	$-	$-	$33,944,978
Brazil	4,050,644	-	-	4,050,644
Canada	13,357,581	-	-	13,357,581
Chile	755,450	-	-	755,450
China	14,899,200	25,794,310	-	40,693,510
France	13,862,705	2,975,724	-	16,838,429
Germany	29,414,024	14,478,226	-	43,892,250
Hong Kong	43,304,826	21,984,104	-	65,288,930
India	2,239,318	-	-	2,239,318
Indonesia	1,890,943	-	-	1,890,943
Ireland	2,443,347	-	-	2,443,347
Japan	54,156,245	26,132,244	-	80,288,489
Malaysia	2,813,635	-	-	2,813,635
Malta	-	-	0	0
Mexico	3,989,119	-	-	3,989,119
Netherlands	1,242,142	-	-	1,242,142
Philippines	7,539,906	-	-	7,539,906
Singapore	9,076,822	6,269,005	-	15,345,827
South Africa	6,774,901	-	-	6,774,901
Spain	2,224,841	4,485,026	-	6,709,867
Sweden	8,673,367	4,593,712	-	13,267,079
Switzerland	4,929,138	-	-	4,929,138
Thailand	4,184,223	699,174	-	4,883,397
Turkey	352,423	-	-	352,423
United Arab Emirates	1,569,381	-	-	1,569,381
United Kingdom	33,661,266	-	-	33,661,266
United States	385,533,148	-	-	385,533,148
Money Market Funds	9,200,683	-	-	9,200,683
Total Investments	$696,084,256	$107,411,525	$0	$803,495,781

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,253.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

20	Invesco Global Real Estate Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018
Ordinary income	$44,078,531	$34,494,092
Long-term capital gain	43,404,926	8,308,032
Total distributions	$87,483,457	$42,802,124

Tax Components of Net Assets at Period-End:
		2019
Undistributed ordinary income		$8,935,266
Undistributed long-term capital gain		16,073,011
Net unrealized appreciation - investments		103,118,141
Net unrealized appreciation (depreciation) - foreign currencies		(12,965)
Temporary book/tax differences		(152,675)
Shares of beneficial interest		672,471,785
Total net assets		$800,432,563

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $496,871,173 and $1,060,525,385, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$118,722,707
Aggregate unrealized (depreciation) of investments	(15,604,566)
Net unrealized appreciation of investments	$103,118,141

Cost of investments for tax purposes is $700,377,640.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on February 28, 2019, undistributed net investment income was increased by $16,382,813, undistributed net realized gain was decreased by $16,378,888 and shares of beneficial interest was decreased by $3,925. This reclassification had no effect on the net assets of the Fund.

21	Invesco Global Real Estate Fund

NOTE 10–Share Information

	Summary of Share Activity
	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount
Sold:

Class A	2,261,028	$ 28,724,879	1,765,189	$ 23,138,726
Class B(b)	-	-	656	8,687
Class C	280,616	3,445,906	412,071	5,473,084
Class R	508,914	6,562,910	944,784	12,470,315
Class Y	7,846,913	102,720,711	16,017,146	208,602,690
Class R5	3,078,116	39,448,509	4,202,682	55,034,770
Class R6	2,447,897	31,729,406	14,195,205	188,731,566

Issued as reinvestment of dividends:

Class A	1,075,963	13,026,819	316,795	4,210,701
Class B(b)	-	-	727	9,696
Class C	160,975	1,942,867	42,470	567,840
Class R	191,461	2,312,699	34,562	460,245
Class Y	1,358,715	16,776,278	1,533,559	20,273,302
Class R5	1,699,311	20,530,863	535,187	7,088,944
Class R6	1,732,677	20,919,474	389,176	5,183,896

Conversion of Class B shares to Class A shares:(c)

Class A	-	-	43,032	595,560
Class B	-	-	(43,650)	(595,560)

Reacquired:

Class A	(3,361,221)	(43,389,541)	(7,155,531)	(92,639,055)
Class B(b)	-	-	(25,457)	(334,955)
Class C	(1,444,421)	(18,209,235)	(880,582)	(11,558,738)
Class R	(648,158)	(8,305,014)	(660,420)	(8,656,684)
Class Y	(42,848,838)	(563,280,696)	(59,668,079)	(786,969,362)
Class R5	(8,613,685)	(110,489,154)	(4,950,862)	(65,401,318)
Class R6	(3,231,067)	(41,405,753)	(3,288,889)	(43,809,725)
Net increase in share activity	(37,504,804)	$(496,938,072)	(36,240,229)	$(478,115,375)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 11–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/19	$12.76	$0.29	$0.84	$1.13	$(0.60)	$(0.70)	$(1.30)	$12.59	9.46%	$ 154,173	1.26	%(d)	1.26	%(d)	2.26	%(d)	47%
Year ended 02/28/18	12.83	0.30(e)	(0.01)	0.29	(0.28)	(0.08)	(0.36)	12.76	2.17	156,543	1.27		1.27		2.31	(e)	51
Year ended 02/28/17	11.94	0.20	1.16	1.36	(0.47)	-	(0.47)	12.83	11.54	221,942	1.36		1.36		1.54		57
Year ended 02/29/16	13.51	0.19	(1.53)	(1.34)	(0.23)	-	(0.23)	11.94	(10.00)	254,298	1.43		1.43		1.47		84
Year ended 02/28/15	12.11	0.21	1.53	1.74	(0.34)	-	(0.34)	13.51	14.53	300,895	1.44		1.44		1.64		43

22	Invesco Global Real Estate Fund

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class C
Year ended 02/28/19	$12.75	$0.20		$0.84	$1.04	$(0.50)	$(0.70)	$(1.20)	$12.59	8.71%	$14,673	2.01	%(d)	2.01	%(d)	1.51	%(d)	47%
Year ended 02/28/18	12.83	0.21	(e)	(0.03)	0.18	(0.18)	(0.08)	(0.26)	12.75	1.33	27,654	2.02		2.02		1.56	(e)	51
Year ended 02/28/17	11.95	0.10		1.16	1.26	(0.38)	-	(0.38)	12.83	10.62	33,299	2.11		2.11		0.79		57
Year ended 02/29/16	13.52	0.09		(1.53)	(1.44)	(0.13)	-	(0.13)	11.95	(10.67)	36,419	2.18		2.18		0.72		84
Year ended 02/28/15	12.10	0.12		1.52	1.64	(0.22)	-	(0.22)	13.52	13.62	45,476	2.19		2.19		0.89		43
Class R
Year ended 02/28/19	12.75	0.26		0.84	1.10	(0.57)	(0.70)	(1.27)	12.58	9.18	24,003	1.51	(d)	1.51	(d)	2.01	(d)	47
Year ended 02/28/18	12.83	0.27	(e)	(0.02)	0.25	(0.25)	(0.08)	(0.33)	12.75	1.84	23,658	1.52		1.52		2.06	(e)	51
Year ended 02/28/17	11.95	0.17		1.15	1.32	(0.44)	-	(0.44)	12.83	11.17	19,718	1.61		1.61		1.29		57
Year ended 02/29/16	13.52	0.16		(1.53)	(1.37)	(0.20)	-	(0.20)	11.95	(10.22)	17,999	1.68		1.68		1.22		84
Year ended 02/28/15	12.11	0.18		1.53	1.71	(0.30)	-	(0.30)	13.52	14.25	20,703	1.69		1.69		1.39		43
Class Y
Year ended 02/28/19	12.76	0.33		0.83	1.16	(0.63)	(0.70)	(1.33)	12.59	9.74	191,757	1.01	(d)	1.01	(d)	2.51	(d)	47
Year ended 02/28/18	12.83	0.34	(e)	(0.02)	0.32	(0.31)	(0.08)	(0.39)	12.76	2.42	623,470	1.02		1.02		2.56	(e)	51
Year ended 02/28/17	11.95	0.23		1.15	1.38	(0.50)	-	(0.50)	12.83	11.72	1,167,799	1.11		1.11		1.79		57
Year ended 02/29/16	13.52	0.22		(1.53)	(1.31)	(0.26)	-	(0.26)	11.95	(9.77)	1,199,430	1.18		1.18		1.72		84
Year ended 02/28/15	12.13	0.24		1.53	1.77	(0.38)	-	(0.38)	13.52	14.79	835,123	1.19		1.19		1.89		43
Class R5
Year ended 02/28/19	12.72	0.34		0.84	1.18	(0.65)	(0.70)	(1.35)	12.55	9.87	208,742	0.92	(d)	0.92	(d)	2.60	(d)	47
Year ended 02/28/18	12.81	0.35	(e)	(0.03)	0.32	(0.33)	(0.08)	(0.41)	12.72	2.40	260,397	0.93		0.93		2.65	(e)	51
Year ended 02/28/17	11.93	0.26		1.15	1.41	(0.53)	-	(0.53)	12.81	12.00	264,906	0.88		0.88		2.02		57
Year ended 02/29/16	13.49	0.25		(1.52)	(1.27)	(0.29)	-	(0.29)	11.93	(9.47)	296,506	0.91		0.91		1.99		84
Year ended 02/28/15	12.11	0.29		1.52	1.81	(0.43)	-	(0.43)	13.49	15.17	337,415	0.88		0.88		2.20		43
Class R6
Year ended 02/28/19	12.72	0.35		0.84	1.19	(0.66)	(0.70)	(1.36)	12.55	9.97	207,085	0.83	(d)	0.83	(d)	2.69	(d)	47
Year ended 02/28/18	12.81	0.36	(e)	(0.03)	0.33	(0.34)	(0.08)	(0.42)	12.72	2.49	197,835	0.85		0.85		2.73	(e)	51
Year ended 02/28/17	11.93	0.27		1.15	1.42	(0.54)	-	(0.54)	12.81	12.07	54,547	0.81		0.81		2.09		57
Year ended 02/29/16	13.49	0.26		(1.52)	(1.26)	(0.30)	-	(0.30)	11.93	(9.41)	86,307	0.84		0.84		2.06		84
Year ended 02/28/15	12.12	0.29		1.52	1.81	(0.44)	-	(0.44)	13.49	15.15	135,492	0.84		0.84		2.24		43

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $150,615, $24,659, $23,958, $410,183, $251,211 and $202,936 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended February 28, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.25 and 1.92%, $0.16 and 1.17%, $0.22 and 1.67%, $0.29 and 2.17%, $0.30 and 2.26%, $0.31 and 2.34% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

23	Invesco Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Global Real Estate Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24	Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/19)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,020.00	$ 6.41	$1,018.45	$ 6.41	1.28%
Class C	1,000.00	1,016.80	10.15	1,014.73	10.14	2.03
Class R	1,000.00	1,018.60	7.66	1,017.21	7.65	1.53
Class Y	1,000.00	1,022.10	5.16	1,019.69	5.16	1.03
Class R5	1,000.00	1,022.00	4.56	1,020.28	4.56	0.91
Class R6	1,000.00	1,023.20	4.11	1,020.73	4.11	0.82

1

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

25	Invesco Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$43,404,926
Qualified Business Income*	26.37%
Qualified Dividend Income*	13.32%
Corporate Dividends Received Deduction*	0.07%
U.S. Treasury Obligations*	0.00%

            *   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26	Invesco Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] –1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School – Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson – 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

			Number of
			Funds in Fund
			Complex	Other Directorship(s)
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Held by Trustee During
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Past 5 Years
Other Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange- Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers-(continued)
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.);Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey - 1962 Senior Vice President	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds	N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds	N/A	N/A
Tracy Sullivan - 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008	Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust Formerly: Assistant Vice President, The Invesco Funds	N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4	Invesco Global Real Estate Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	GRE-AR-1	04292019	1241

Annual Report to Shareholders	February 28, 2019

Invesco High Yield Fund Nasdaq: A: AMHYX ◾ C: AHYCX ◾ Y: AHHYX ◾ Investor: HYINX ◾ R5: AHIYX ◾ R6: HYIFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

                                             The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2 Invesco High Yield Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco High Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2019, Class A shares of Invesco High Yield Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific index, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.28%
Class C Shares	2.50
Class Y Shares	3.79
Investor Class Shares	3.31
Class R5 Shares	3.59
Class R6 Shares	3.94
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	3.17
Bloomberg Barclays U. S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	4.31
Lipper High Current Yield Bond Funds Index∎ (Peer Group Index)	3.25
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The high yield market experienced an uptick in volatility for the fiscal year as trade tensions, slowing global economic growth and declining oil prices all weighed on the market. These pressures intensified in the final three months of 2018, which led to a dramatic year-end sell-off, only to be reversed in January and February of 2019. Despite the uptick in volatility, credit fundamentals remained solid and defaults continued to stay below the long-term average of about 3.00%.1 In particular, the par-weighted high yield default rate ended the fiscal year at 1.11% compared to 1.89% one year earlier.1

The high yield market produced positive monthly returns in seven of the 12 months of the fiscal year. By quality, B-rated bonds led the way during the fiscal year. By sector, utilities sector and consumer non-cyclicals subsector had the strongest returns, while the energy sector had the weakest performance. New issuance fell dramatically and there were no new deals in December 2018 – the first month without any issuance since November 2008.1 In particular, there was $180 billion in issuance during the fiscal year compared to $322 billion during the same period a year earlier.1 As sentiment in early 2019 began to change, high yield mutual funds experienced some inflows after having outflows for most of 2018.

Portfolio Composition†
By credit quality, based on total investments
AAA	0.2%
BBB	6.2
BB	46.6
B	35.2
CCC	7.6
Non-Rated	4.2

†

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers
		% of total net assets

1.	HCA, Inc.	2.2%

2.	Sprint Corp.	2.0

3.	DISH DBS Corp.	1.6

4.	SPDR® Bloomberg Barclays Short Term High Yield Bond ETF	1.6

5.	iShares® 0-5 Year High Yield Corporate Bond ETF	1.6

Total Net Assets		$1.2 billion

Total Number of Holdings		320

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2019.

    The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high yield bond market and is the Fund’s style-specific index, generated a positive return for the fiscal year. Likewise, the Fund, at NAV, generated a positive return for the fiscal year.

    During the fiscal year, the Fund benefited from its positioning in the energy sector and consumer cyclicals subsector. The energy sector was notably volatile, especially in the fourth quarter of 2018 when oil prices fell more than 30%. While the Fund had an overweight allocation to the independent energy and oil field services subsectors relative to the style-specific index, security selection was a significant contributor to the Fund’s relative performance. In particular, the Fund avoided the distressed part of these sectors and issuers with idiosyncratic problems. The underweight allocation to consumer cyclicals subsector, relative to the style-specific index, was also beneficial along with security selection in the retail sector.

    The largest detractors from the Fund’s performance during the fiscal year were positions in the health care, technology, and pharmaceuticals industries. In those industries, security selection was a slight drag on the Fund’s performance. Additionally, a small cash position also weighed on the Fund’s performance. While an underweight allocation to BB-rated bonds relative to the style-specific index was a minor detractor from the Fund’s performance, security selection within the rating offset the underweight position.

    During the fiscal year, we used derivatives to mitigate overall portfolio risk. These instruments include credit default swaps (CDX), options on CDX (known as swaptions) and total return swaps, which offer greater efficiency and lower transaction costs than cash bonds. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. For the fiscal year, derivatives employed by the Fund had a small positive impact on the Fund’s performance.

    We also used currency forward contracts during the fiscal year to hedge currency exposure of our non-US dollar-denominated positions. The use of currency forward contracts had a negligible impact on the Fund’s performance.

4 Invesco High Yield Fund

    At the close of the fiscal year, despite the uptick in volatility experienced during this time, we believed solid company fundamentals and low defaults could provide a solid foundation for 2019. New issue supply is expected to remain constrained providing technical support to the market. At the close of the fiscal year, we witnessed many companies that had already refinanced near-term maturities and the bank loan market continued to draw supply away from high yield. In our view, the main risk for the market continues to be slowing global growth. We believe a growth deceleration in the US that settles into the 2% area could still be sufficient to preserve the favorable fundamental back-drop the market has been experiencing. An added benefit of slower growth is that management teams tend to become more balance sheet focused, which is positive for creditors. Macroeconomic concerns also include the risk of a policy error on behalf of the US Federal Reserve (the Fed) and growth-related challenges faced by China. At the sector level, we expect challenging conditions in retail and fixed wireline telecommunications to continue. At the close of the fiscal year, we saw cyclical industries being reviewed for risks and opportunities as volatility late in 2018 created a target-rich environment for security selection.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco High Yield Fund and for sharing our long-term investment horizon.

1	Source: J.P. Morgan

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Andrew Geryol

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco High Yield Fund. He joined Invesco in 2011. Mr. Geryol earned a BS in business administration from Miami University.

Jennifer Hartviksen

Chartered Financial Analyst, Portfolio Manager,is manager of Invesco High Yield Fund. She is the Head of Canada Fixed Income. Ms. Hartviksen joined Invesco in 2013. She earned a BA in economics from the University of Toronto.

Joseph Portera

Portfolio Manager, is manager of Invesco High Yield Fund. He joined Invesco in 2012. Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Scott Roberts

Chartered Financial Analyst, Portfolio Manager,is manager of Invesco High Yield Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

5 Invesco High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/09

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed rate bond market.
∎	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high yield, fixed rate corporate bond market. Index weights for each issuer are capped at 2%.
∎	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high yield bond funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6 Invesco High Yield Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	7.34%
10 Years	9.67
5 Years	2.19
1 Year	-1.03

Class C Shares*
Inception (8/4/97)	3.39%
10 Years	9.31
5 Years	2.29
1 Year	1.52

Class Y Shares
Inception (10/3/08)	8.26%
10 Years	10.44
5 Years	3.38
1 Year	3.79

Investor Class Shares
Inception (9/30/03)	6.76%
10 Years	10.14
5 Years	3.06
1 Year	3.31

Class R5 Shares
Inception (4/30/04)	6.73%
10 Years	10.48
5 Years	3.36
1 Year	3.59

Class R6 Shares
10 Years	10.46%
5 Years	3.50
1 Year	3.94
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	7.22%
10 Years	9.20
5 Years	1.43
1 Year	-7.50

Class C Shares
Inception (8/4/97)	2.71%
10 Years	8.81
5 Years	1.49
1 Year	-5.22

Class Y Shares
Inception (10/3/08)	7.74%
10 Years	9.94
5 Years	2.57
1 Year	-3.04

Investor Class Shares
Inception (9/30/03)	6.42%
10 Years	9.70
5 Years	2.34
1 Year	-3.27

Class R5 Shares
Inception (4/30/04)	6.35%
10 Years	9.98
5 Years	2.59
1 Year	-3.27

Class R6 Shares
10 Years	9.95%
5 Years	2.73
1 Year	-2.93

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.09%, 1.84%, 0.84%, 1.03.%, 0.77% and 0.68%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.10%, 1.85%, 0.85%, 1.04%, 0.78% and 0.69%, respectively.

    The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7 Invesco High Yield Fund

Invesco High Yield Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

8 Invesco High Yield Fund

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest continued on page 6

9 Invesco High Yield Fund

Schedule of Investments(a)

February 28, 2019

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-89.82%
Aerospace & Defense-3.04%
BBA U.S. Holdings, Inc., Sr. Unsec.
Notes, 5.38%, 05/01/2026(b)	$1,436,000	$ 1,466,515
Bombardier, Inc. (Canada),
Sr. Unsec. Notes,
8.75%, 12/01/2021(b)	1,614,000	1,781,452
5.75%, 03/15/2022(b)	2,034,000	2,048,238
6.13%, 01/15/2023(b)	3,319,000	3,352,190
7.50%, 03/15/2025(b)	4,486,000	4,508,430
TransDigm UK Holdings PLC, Sr.
Unsec. Sub. Gtd. Notes, 6.88%,
05/15/2026(b)	5,218,000	5,100,595
TransDigm, Inc.,
Sr. Sec. Notes, 6.25%,
03/15/2026(b)	5,566,000	5,719,065
Sr. Unsec. Gtd. Sub. Global Notes,
6.50%, 07/15/2024	1,266,000	1,281,825
6.50%, 05/15/2025	2,936,000	2,936,000
Triumph Group, Inc.,
Sr. Unsec. Gtd. Global Notes,
7.75%, 08/15/2025	5,404,000	5,147,310
Sr. Unsec. Sub. Gtd. Global Notes,
4.88%, 04/01/2021	2,167,000	2,145,330
		35,486,950

Agricultural & Farm Machinery-0.58%
Titan International, Inc., Sr. Sec. Gtd.
First Lien Global Notes, 6.50%,
11/30/2023	7,181,000	6,732,187

Agricultural Products-0.28%
Kernel Holding S.A. (Ukraine), REGS,
Sr. Unsec. Gtd. Euro Notes,
8.75%, 01/31/2022(b)	3,257,000	3,281,864

Airlines-0.34%
Air Canada (Canada), Sr. Unsec. Gtd.
Notes, 7.75%, 04/15/2021(b)	3,690,000	3,966,750

Alternative Carriers-1.22%
CenturyLink, Inc.,
Series S, Sr. Unsec. Notes,
6.45%, 06/15/2021	4,553,000	4,740,811
Series Y, Sr. Unsec. Global Notes,
7.50%, 04/01/2024	4,292,000	4,550,861
Level 3 Financing, Inc.,
Sr. Unsec. Gtd. Global Notes,
5.38%, 05/01/2025	2,032,000	2,032,000
5.25%, 03/15/2026	3,002,000	2,953,218
		14,276,890

	Principal Amount	Value
Aluminum-0.53%
Novelis Corp.,
Sr. Unsec. Gtd. Notes,
6.25%, 08/15/2024(b)	$5,687,000	$ 5,742,107
5.88%, 09/30/2026(b)	447,000	436,943
		6,179,050

Apparel Retail-1.06%
Hot Topic, Inc., Sr. Sec. Gtd. First
Lien Notes, 9.25%,
06/15/2021(b)	5,532,000	5,573,490
L Brands, Inc.,
Sr. Unsec. Gtd. Global Notes,
5.63%, 02/15/2022	3,400,000	3,468,000
6.88%, 11/01/2035	3,039,000	2,636,332
6.75%, 07/01/2036	740,000	629,000
		12,306,822

Apparel, Accessories & Luxury Goods-0.20%
William Carter Co. (The), Sr. Unsec.
Gtd. Notes, 5.63%,
03/15/2027(b)	2,279,000	2,279,000

Asset Management & Custody Banks-0.61%
Prime Security Services
Borrower LLC/Prime Finance, Inc.,
Sec. Gtd. Second Lien Notes,
9.25%, 05/15/2023(b)	6,769,000	7,154,833

Auto Parts& Equipment-0.67%
Dana Financing Luxembourg S.a.r.l.,
Sr. Unsec. Gtd. Notes, 5.75%,
04/15/2025(b)	2,310,000	2,307,112
Dana, Inc., Sr. Unsec. Notes, 5.50%,
12/15/2024	2,155,000	2,146,919
Flexi-Van Leasing, Inc., Sec. Second
Lien Notes, 10.00%,
02/15/2023(b)	2,334,000	1,983,900
Hertz Corp. (The), Sec. Gtd. Second
Lien Notes, 7.63%,
06/01/2022(b)	1,312,000	1,344,800
		7,782,731

Automobile Manufacturers-0.96%
Ford Motor Credit Co. LLC, Sr. Unsec.
Global Notes, 5.60%,
01/07/ 2022	3,902,000	4,000,143
J.B. Poindexter & Co., Inc., Sr. Unsec.
Bonds, 7.13%, 04/15/2026(b)	7,256,000	7,165,300
Motors Liquidation Co., Sr. Unsec.
Deb., 0.00%, 07/15/2033(c)(d)	14,770,000	0
		11,165,443

Automotive Retail-1.19%
Lithia Motors, Inc., Sr. Unsec. Gtd.
Notes, 5.25%, 08/01/2025(b)	1,795,000	1,783,781

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco High Yield Fund

	Principal Amount	Value
Automotive Retail-(continued)
Murphy Oil USA, Inc., Sr. Unsec. Gtd.
Global Notes, 5.63%,
05/01/2027	$4,817,000	$ 4,877,213
Penske Automotive Group, Inc., Sr.
Unsec. Sub. Gtd. Notes, 5.50%,
05/15/2026	7,355,000	7,244,307
		13,905,301

Broadcasting-2.65%
AMC Networks, Inc.,
Sr. Unsec. Gtd. Global Notes,
5.00%, 04/01/2024	4,230,000	4,207,539
4.75%, 08/01/2025	957,000	933,075
Clear Channel Worldwide Holdings, Inc.,
Series B, Sr. Unsec. Gtd. Sub.
Global Notes, 7.63%,
03/15/2020	6,722,000	6,750,568
Unsec. Sub. Gtd. Notes, 9.25%,
02/15/2024(b)	2,386,000	2,508,282
Gray Escrow, Inc., Sr. Unsec. Notes,
7.00%, 05/15/2027(b)	2,042,000	2,164,520
Netflix, Inc.,
Sr. Unsec. Global Notes, 5.75%,
03/01/2024	3,897,000	4,152,137
Sr. Unsec. Notes, 5.88%,
11/15/2028(b)	2,914,000	3,042,362
Nexstar Broadcasting, Inc., Sr.
Unsec. Gtd. Notes, 5.63%,
08/01/2024(b)	4,020,000	3,999,900
TV Azteca, S.A.B. de C.V. (Mexico),
REGS, Sr. Unsec. Gtd. Euro Notes,
8.25%, 08/09/2024(b)	3,165,000	3,105,656
		30,864,039

Building Products-0.34%
Standard Industries, Inc.,
Sr. Unsec. Notes,
6.00%, 10/15/2025(b)	2,970,000	3,114,788
5.00%, 02/15/2027(b)	861,000	822,255
		3,937,043

Cable& Satellite-9.05%
Altice Financing S.A. (Luxembourg),
Sr. Sec. Gtd. First Lien Bonds,
7.50%, 05/15/2026(b)	3,510,000	3,404,700
Sr. Sec. Gtd. First Lien Notes,
6.63%, 02/15/2023(b)	3,244,000	3,341,288
Altice Luxembourg S.A.
(Luxembourg), Sr. Unsec. Gtd.
Notes, 7.75%, 05/15/2022(b)	6,022,000	6,006,945
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes, 5.75%,
09/01/2023	5,503,000	5,619,939
Sr. Unsec. Notes, 5.75%,
02/15/2026(b)	10,552,000	10,961,312

	Principal Amount	Value
Cable& Satellite-(continued)
CSC Holdings, LLC,
Sr. Unsec. Deb., 5.50%,
05/15/2026(b)	$1,887,000	$ 1,920,023
Sr. Unsec. Notes, 10.88%,
10/15/2025(b)	5,809,000	6,752,962
Sr. Unsec. Sub. Notes, 7.75%,
07/15/2025(b)	3,100,000	3,317,000
Unsec. Gtd. Notes, 6.50%,
02/01/2029(b)	4,625,000	4,847,624
DISH DBS Corp.,
Sr. Unsec. Gtd. Global Notes,
7.88%, 09/01/2019	8,304,000	8,490,840
5.88%, 11/15/2024	11,185,000	9,461,951
7.75%, 07/01/2026	1,202,000	1,042,735
Intelsat Jackson Holdings S.A.
(Luxembourg),
Sr. Unsec. Gtd. Global Bonds,
5.50%, 08/01/2023	10,194,000	9,403,965
Sr. Unsec. Gtd. Notes, 8.50%,
10/15/2024(b)	3,410,000	3,460,127
Sirius XM Radio, Inc.,
Sr. Unsec. Gtd. Notes,
6.00%, 07/15/2024(b)	1,812,000	1,884,480
5.38%, 07/15/2026(b)	857,000	862,356
Telenet Finance Luxembourg Notes
S.a r.l. (Belgium), Sr. Sec. First
Lien Notes, 5.50%,
03/01/2028(b)	3,000,000	2,902,500
Unitymedia Hessen GmbH & Co.
KG/Unitymedia NRW GmbH
(Germany), Sr. Sec. Gtd. First Lien
Bonds, 5.00%, 01/15/2025(b)	5,698,000	5,861,817
UPC Holding B.V. (Netherlands), Sr.
Sec. First Lien Notes, 5.50%,
01/15/2028(b)	1,000,000	1,030,000
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec. First Lien Notes, 5.38%,
01/15/2025(b)	2,650,000	2,725,022
Virgin Media Bristol LLC (United
Kingdom), Sr. Sec. Gtd. First Lien
Notes, 5.50%, 08/15/2026(b)	3,502,000	3,493,245
Virgin Media Finance PLC (United
Kingdom), REGS, Sr. Unsec. Gtd.
Euro Notes, 6.00%,
10/15/2024(b)	1,718,000	1,769,540
VTR Finance B.V. (Chile), Sr. Sec.
First Lien Notes, 6.88%,
01/15/2024(b)	4,647,000	4,792,219
Ziggo B.V. (Netherlands), Sr. Sec.
Gtd. First Lien Notes, 5.50%,
01/15/2027(b)	250,000	241,875
Ziggo Bond Finance B.V.
(Netherlands), Sr. Unsec. Notes,
5.88%, 01/15/2025(b)	2,000,000	1,949,400
		105,543,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco High Yield Fund

	Principal Amount	Value
Casinos & Gaming-2.14%
Boyd Gaming Corp.,
Sr. Unsec. Gtd. Global Notes,
6.88%, 05/15/2023	$823,000	$ 863,121
6.38%, 04/01/2026	730,000	763,763
6.00%, 08/15/2026	1,499,000	1,543,033
Codere Finance 2 (Luxembourg) S.A.
(Spain), Sr. Sec. Gtd. First Lien
Notes, 7.63%, 11/01/2021(b)	2,114,000	1,999,540
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes,
6.63%, 12/15/2021	2,670,000	2,857,220
Sr. Unsec. Gtd. Notes, 7.75%,
03/15/2022	2,495,000	2,744,500
Scientific Games International, Inc.,
Sr. Unsec. Gtd. Global Notes,
10.00%, 12/01/2022	6,494,000	6,851,170
Studio City Finance Ltd. (Macau), Sr.
Unsec. Gtd. Notes, 7.25%,
02/11/2024(b)	4,037,000	4,117,336
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp., Sr. Unsec. Gtd.
Notes, 5.50%, 03/01/2025(b)	3,270,000	3,266,894
		25,006,577

Coal & Consumable Fuels-0.65%
SunCoke Energy Partners
L.P./SunCoke Energy Partners
Finance Corp., Sr. Unsec. Gtd.
Notes, 7.50%, 06/15/2025(b)	7,414,000	7,562,280

Commodity Chemicals-0.67%
Koppers, Inc., Sr. Unsec. Gtd. Notes,
6.00%, 02/15/2025(b)	3,677,000	3,235,760
Nufarm Australia Ltd./Nufarm
Americas, Inc. (Australia), Sr.
Unsec. Gtd. Notes, 5.75%,
04/30/2026(b)	2,054,000	1,924,454
Valvoline, Inc., Sr. Unsec. Gtd. Global
Notes, 5.50%, 07/15/2024	2,623,000	2,639,394
		7,799,608

Communications Equipment-0.76%
CommScope Technologies LLC, Sr.
Unsec. Gtd. Notes, 6.00%,
06/15/2025(b)	2,882,000	2,730,695
Hughes Satellite Systems Corp., Sr.
Unsec. Gtd. Global Notes, 7.63%,
06/15/2021	5,663,000	6,087,725
		8,818,420

Construction & Engineering-0.08%
William Lyon Homes, Inc., Sr. Unsec.
Gtd. Global Notes, 6.00%,
09/01/2023	976,000	912,560

Construction Machinery & Heavy Trucks-0.85%
Meritor, Inc., Sr. Unsec. Gtd. Notes,
6.25%, 02/15/2024	4,371,000	4,463,884

	Principal Amount	Value
Construction Machinery & Heavy Trucks-(continued)
Terex Corp., Sr. Unsec. Gtd. Notes,
5.63%, 02/01/2025(b)	$5,599,000	$ 5,452,026
		9,915,910

Consumer Finance-1.89%
Ally Financial, Inc.,
Sr. Unsec. Global Notes, 5.13%,
09/30/2024	3,939,000	4,145,797
Sr. Unsec. Gtd. Global Notes,
8.00%, 03/15/2020	3,153,000	3,306,709
Discover Financial Services, Class C,
Jr. Unsec. Sub. Global Notes,
5.50%(e)	2,801,000	2,636,679
Navient Corp.,
Sr. Unsec. Medium-Term Notes,
8.00%, 03/25/2020	5,166,000	5,407,924
7.25%, 01/25/2022	2,639,000	2,777,548
Sr. Unsec. Unsub. Global Notes,
7.25%, 09/25/2023	3,668,000	3,796,380
		22,071,037

Copper-1.96%
First Quantum Minerals Ltd. (Zambia),
Sr. Unsec. Gtd. Notes,
7.00%, 02/15/2021(b)	2,277,000	2,318,840
7.50%, 04/01/2025(b)	9,536,000	9,238,000
Freeport-McMoRan Inc., Sr. Unsec.
Gtd. Global Notes, 5.40%,
11/14/2034	7,829,000	7,183,107
Taseko Mines Ltd. (Canada), Sr. Sec.
Gtd. First Lien Notes, 8.75%,
06/15/2022(b)	4,411,000	4,124,285
		22,864,232

Diversified Banks-2.33%
Barclays Bank PLC (United Kingdom),
Unsec. Sub. Global Notes, 7.63%,
11/21/2022	1,212,000	1,308,457
Barclays PLC (United Kingdom), REGS,
Jr. Unsec. Sub. Euro Bonds,
7.88%(b)(e)	1,836,000	1,930,117
Citigroup Inc., Series A, Jr. Unsec.
Sub. Global Notes, 5.95%(e)	2,883,000	2,945,057
Crédit Agricole S.A. (France), REGS,
Jr. Unsec. Sub. Euro Notes,
8.13%(b)(e)	2,005,000	2,240,646
Dresdner Funding Trust I (Germany),
REGS, Jr. Unsec. Sub. Euro Notes,
8.15%, 06/30/2031(b)	3,020,000	3,764,807
ING Groep N.V. (Netherlands),
Jr. Unsec. Sub. Global Notes,
6.50%(e)	1,886,000	1,884,114
REGS, Jr. Unsec. Sub. Euro Bonds,
6.88%(b)(e)	1,889,000	1,968,941
Royal Bank of Scotland Group PLC (The) (United Kingdom),
Jr. Unsec. Sub. Bonds, 7.50%(e)	5,000,000	5,130,000
Jr. Unsec. Sub. Notes, 8.63%(e)	1,836,000	1,973,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco High Yield Fund

	Principal Amount	Value
Diversified Banks-(continued)
Societe Generale S.A. (France), REGS,
Jr. Unsec. Sub. Euro Notes,
7.38%(b)(e)	$2,005,000	$ 2,080,187
Standard Chartered PLC (United
Kingdom), REGS, Jr. Unsec. Sub.
Euro Bonds, 7.50%(b)(e)	1,836,000	1,923,210
		27,148,869

Diversified Capital Markets-0.16%
Credit Suisse Group AG (Switzerland),
REGS, Jr. Unsec. Sub. Euro Bonds,
7.13%(b)(e)	1,824,000	1,891,643

Diversified Chemicals-0.32%
Chemours Co. (The), Sr. Unsec. Gtd.
Global Notes, 7.00%,
05/15/2025	1,735,000	1,813,075
Trinseo Materials Operating
S.C.A./Trinseo Materials Finance,
Inc., Sr. Unsec. Gtd. Notes,
5.38%, 09/01/2025(b)	2,017,000	1,906,065
		3,719,140

Diversified Metals & Mining-0.82%
Hudbay Minerals, Inc. (Canada), Sr.
Unsec. Gtd. Notes, 7.63%,
01/15/2025(b)	2,853,000	2,970,686
Teck Resources Ltd. (Canada), Sr.
Unsec. Notes, 6.13%,
10/01/2035	3,469,000	3,671,798
Vedanta Resources PLC (India),Sr.
Unsec. Notes, 6.38%,
07/30/2022(b)	3,108,000	2,948,404
		9,590,888

Electrical Components & Equipment-0.49%
EnerSys, Sr. Unsec. Gtd. Notes,
5.00%, 04/30/2023(b)	5,688,000	5,688,000

Electronic Equipment & Instruments-0.29%
Itron, Inc., Sr. Unsec. Gtd. Notes,
5.00%, 01/15/2026(b)	3,406,000	3,320,850

Environmental & Facilities Services-1.36%
Core & Main L.P., Sr. Unsec. Notes,
6.13%, 08/15/2025(b)	6,216,000	6,013,980
Hulk Finance Corp. (Canada), Sr.
Unsec. Notes, 7.00%,
06/01/2026(b)	8,770,000	8,353,425
Waste Pro USA, Inc., Sr. Unsec.
Notes, 5.50%, 02/15/2026(b)	1,483,000	1,445,925
		15,813,330

Fertilizers & Agricultural Chemicals-0.27%
OCI N.V. (Netherlands), Sr. Sec. Gtd.
Notes, 6.63%, 04/15/2023(b)	2,973,000	3,088,204

Financial Exchanges & Data-0.17%
MSCI, Inc., Sr. Unsec. Gtd. Notes,
5.25%, 11/15/2024(b)	1,967,000	2,026,010

	Principal Amount	Value
Food Distributors-0.36%
US Foods, Inc., Sr. Unsec. Gtd. Notes,
5.88%, 06/15/2024(b)	$4,040,000	$ 4,137,081

Food Retail-0.78%
Albertsons Cos. LLC/Safeway, Inc./New
Albertson’s, Inc./Albertson’s LLC,
Sr. Unsec. Gtd. Global Notes,
6.63%, 06/15/2024	5,651,000	5,679,255
Sr. Unsec. Gtd. Notes, 7.50%,
03/15/2026(b)	3,331,000	3,447,585
		9,126,840

Gas Utilities-1.52%
AmeriGas Partners, L.P./AmeriGas
Finance Corp., Sr. Unsec. Global
Notes, 5.88%, 08/20/2026	5,430,000	5,469,096
Ferrellgas L.P./Ferrellgas Finance Corp.,
Sr. Unsec. Global Notes, 6.50%,
05/01/2021	4,512,000	4,060,800
Sr. Unsec. Gtd. Global Notes,
6.75%, 06/15/2023	913,000	821,700
Suburban Propane Partners,
L.P./Suburban Energy Finance
Corp., Sr. Unsec. Global Notes,
5.50%, 06/01/2024	7,435,000	7,379,237
		17,730,833

Health Care Equipment-0.41%
Hill-Rom Holdings, Inc., Sr. Unsec.
Gtd. Notes, 5.00%,
02/15/2025(b)	4,809,000	4,809,000

Health Care Facilities-3.87%
Acadia Healthcare Co., Inc.,
Sr. Unsec. Gtd. Global Notes,
5.63%, 02/15/2023	2,000	1,995
6.50%, 03/01/2024	3,255,000	3,255,000
Community Health Systems, Inc., Sr.
Sec. Gtd. First Lien Notes, 6.25%,
03/31/2023	2,869,000	2,772,171
Encompass Health Corp., Sr. Unsec.
Gtd. Global Notes, 5.75%,
09/15/2025	4,341,000	4,406,115
HCA, Inc.,
Sr. Sec. Gtd. First Lien Notes,
5.25%, 04/15/2025	5,696,000	6,043,879
5.50%, 06/15/2047	5,923,000	6,120,419
Sr. Unsec. Gtd. Global Notes,
7.50%, 02/15/2022	5,063,000	5,562,971
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/2025	3,380,000	3,514,152
5.88%, 02/15/2026	2,780,000	2,943,325
5.38%, 09/01/2026	1,437,000	1,479,176
Tenet Healthcare Corp.,
Sr. Unsec. Global Notes,
8.13%, 04/01/2022	574,000	614,898
6.75%, 06/15/2023	8,135,000	8,368,881
		45,082,982

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13 Invesco High Yield Fund

	Principal Amount	Value
Health Care REITs-0.54%
MPT Operating Partnership L.P./MPT
Finance Corp., Sr. Unsec. Gtd.
Global Notes, 5.00%,
10/15/2027	$6,350,000	$ 6,318,250

Health Care Services-2.99%
Community Health Systems, Inc., Sr.
Sec. Notes, 8.00%,
03/15/2026(b)	3,229,000	3,186,474
DaVita, Inc., Sr. Unsec. Gtd. Global
Notes, 5.00%, 05/01/2025	2,879,000	2,788,168
Eagle Holding Co. II, LLC, Sr. Unsec.
PIK Notes, 8.38% PIK Rate,
7.63% Cash Rate,
05/15/2022(b)(f)	5,373,000	5,399,865
Heartland Dental, LLC, Sr. Unsec.
Notes, 8.50%, 05/01/2026(b)	4,915,000	4,521,800
MEDNAX, Inc., Sr. Unsec. Notes,
6.25%, 01/15/2027(b)	5,881,000	5,928,342
MPH Acquisition Holdings LLC, Sr.
Unsec. Gtd. Notes, 7.13%,
06/01/2024(b)	4,942,000	4,935,822
Surgery Center Holdings, Inc.,
Sr. Unsec. Gtd. Notes,
8.88%, 04/15/2021(b)	3,283,000	3,356,868
6.75%, 07/01/2025(b)	1,716,000	1,570,140
Team Health Holdings, Inc., Sr.
Unsec. Gtd. Notes, 6.38%,
02/01/2025(b)	3,975,000	3,175,031
		34,862,510

Home Improvement Retail-0.54%
Hillman Group, Inc. (The), Sr. Unsec.
Gtd. Notes, 6.38%,
07/15/2022(b)	7,221,000	6,246,165

Homebuilding-2.75%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes,
6.88%, 02/15/2021(b)	4,549,000	4,389,785
Beazer Homes USA, Inc.,
Sr. Unsec. Gtd. Global Notes,
8.75%, 03/15/2022	5,076,000	5,285,385
6.75%, 03/15/2025	3,203,000	2,998,809
KB Home, Sr. Unsec. Gtd. Notes,
8.00%, 03/15/2020	1,805,000	1,888,481
Lennar Corp.,
Sr. Unsec. Gtd. Global Notes,
8.38%, 01/15/2021	867,000	939,611
5.38%, 10/01/2022	5,385,000	5,566,744
5.25%, 06/01/2026	1,740,000	1,753,050
Meritage Homes Corp., Sr. Unsec.
Gtd. Global Notes, 7.15%,
04/15/2020	2,583,000	2,676,634
SRS Distribution, Inc., Sr. Unsec. Gtd.
Notes, 8.25%, 07/01/2026(b)	2,127,000	2,089,778

	Principal Amount	Value
Homebuilding-(continued)
Taylor Morrison Communities,
Inc./Taylor Morrison Holdings II,
Inc., Sr. Unsec. Gtd. Notes,
5.88%, 04/15/2023(b)	$4,499,000	$ 4,510,247
		32,098,524

Household Products-1.27%
Reynolds Group Holdings, Inc., Sr.
Sec. Gtd. First Lien Global Notes,
5.75%, 10/15/2020	3,040,091	3,049,971
Reynolds Group Issuer, Inc./LLC, Sr.
Unsec. Gtd. Notes, 7.00%,
07/15/2024(b)	6,536,000	6,704,988
Spectrum Brands, Inc., Sr. Unsec.
Gtd. Global Notes, 5.75%,
07/15/2025	5,158,000	5,074,183
		14,829,142

Independent Power Producers & Energy Traders-0.82%
AES Corp. (The), Sr. Unsec. Notes,
5.50%, 04/15/2025	2,319,000	2,397,266
Calpine Corp., Sr. Unsec. Global
Notes, 5.38%, 01/15/2023	2,859,000	2,837,558
NRG Energy, Inc.,
Sr. Unsec. Gtd. Global Notes,
6.25%, 05/01/2024	2,985,000	3,092,609
6.63%, 01/15/2027	1,195,000	1,277,156
		9,604,589

Industrial Machinery-1.03%
Cleaver-Brooks, Inc., Sr. Sec. Notes,
7.88%, 03/01/2023(b)	5,173,000	5,069,540
EnPro Industries, Inc., Sr. Unsec. Gtd.
Notes, 5.75%, 10/15/2026(b)	2,356,000	2,379,560
Mueller Industries, Inc., Unsec. Sub.
Deb., 6.00%, 03/01/2027	4,669,000	4,587,292
		12,036,392

Integrated Oil & Gas-0.42%
Petrobras Global Finance B.V.
(Brazil), Sr. Unsec. Gtd. Global
Notes, 5.75%, 02/01/2029	4,851,000	4,858,277

Integrated Telecommunication Services-2.34%
Altice France S.A. (France), Sr. Sec.
Gtd. First Lien Bonds, 6.25%,
05/15/2024(b)	3,953,000	3,967,824
Cincinnati Bell, Inc.,
Sr. Unsec. Gtd. Notes, 7.00%,
07/15/2024(b)	3,388,000	3,083,080
Sr. Unsec. Notes, 8.00%,
10/15/2025(b)	666,000	606,060
CommScope, Inc.,
Sr. Sec. Notes, 6.00%,
03/01/2026(b)	2,620,000	2,688,775
Unsec. Notes, 8.25%,
03/01/2027(b)	1,138,000	1,183,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14 Invesco High Yield Fund

	Principal Amount	Value
Integrated Telecommunication Services-(continued)
Frontier Communications Corp.,
Sr. Unsec. Global Notes,
10.50%, 09/15/2022	$6,858,000	$ 4,937,760
11.00%, 09/15/2025	4,028,000	2,593,025
Numericable-SFR S.A. (France), Sr.
Sec. Gtd. First Lien Notes, 7.38%,
05/01/2026(b)	4,808,000	4,740,063
Telecom Italia Capital S.A. (Italy),
Sr. Unsec. Gtd. Global Notes,
6.38%, 11/15/2033	731,000	690,795
7.20%, 07/18/2036	2,822,000	2,842,318
		27,333,277

Leisure Products-0.19%
Mattel, Inc., Sr. Unsec. Gtd. Notes,
6.75%, 12/31/2025(b)	2,291,000	2,262,363

Managed Health Care-0.85%
Centene Corp., Sr. Unsec. Notes,
5.38%, 06/01/2026(b)	2,317,000	2,409,680
Molina Healthcare, Inc., Sr. Unsec.
Gtd. Notes, 4.88%,
06/15/2025(b)	2,596,000	2,566,795
WellCare Health Plans, Inc.,
Sr. Unsec. Notes,
5.25%, 04/01/2025	2,841,000	2,911,173
5.38%, 08/15/2026(b)	2,017,000	2,080,031
		9,967,679

Metal & Glass Containers-0.61%
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. (Ireland),
Sr. Unsec. Gtd. Notes,
7.25%, 05/15/2024(b)	2,565,000	2,683,631
6.00%, 02/15/2025(b)	1,244,000	1,231,560
Flex Acquisition Co., Inc., Sr. Unsec.
Notes, 7.88%, 07/15/2026(b)	3,335,000	3,201,600
		7,116,791

Movies & Entertainment-0.40%
AMC Entertainment Holdings, Inc., Sr.
Unsec. Gtd. Sub. Global Notes,
5.75%, 06/15/2025	5,003,000	4,634,029

Multi-line Insurance-0.07%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Sec. Notes, 8.13%,
02/15/2024(b)	826,000	847,683

Oil & Gas Drilling-1.66%
Diamond Offshore Drilling, Inc., Sr.
Unsec. Global Notes, 4.88%,
11/01/2043	1,582,000	996,660
Ensco PLC,
Sr. Unsec. Global Notes,
4.50%, 10/01/2024	205,000	158,875
7.75%, 02/01/2026	6,042,000	5,090,385
Noble Holding International Ltd., Sr.
Unsec. Gtd. Global Notes, 7.75%,
01/15/2024	6,223,000	5,561,806

	Principal Amount	Value
Oil & Gas Drilling-(continued)
Precision Drilling Corp. (Canada),
Sr. Unsec. Gtd. Global Notes,
7.75%, 12/15/2023	$712,000	$ 724,460
5.25%, 11/15/2024	3,608,000	3,301,320
Transocean, Inc., Sr. Unsec. Gtd.
Global Notes, 7.50%,
04/15/2031	4,178,000	3,478,185
		19,311,691

Oil & Gas Equipment & Services-0.69%
Archrock Partners, L.P./Archrock
Partners Finance Corp., Sr. Unsec.
Gtd. Global Notes, 6.00%,
10/01/2022	3,736,000	3,717,320
SESI LLC, Sr. Unsec. Gtd. Global
Notes, 7.13%, 12/15/2021	4,685,000	4,357,050
		8,074,370

Oil & Gas Exploration & Production-6.67%
Ascent Resources Utica Holdings,
LLC/ARU Finance Corp., Sr. Unsec.
Notes, 10.00%, 04/01/2022(b)	3,929,000	4,253,142
California Resources Corp., Sec. Gtd.
Second Lien Notes, 8.00%,
12/15/2022(b)	4,503,000	3,608,029
Callon Petroleum Co., Sr. Unsec. Gtd.
Global Notes, 6.13%,
10/01/2024	5,881,000	5,954,512
Denbury Resources, Inc., Sr. Unsec.
Gtd. Sub. Notes, 5.50%,
05/01/2022	3,015,000	2,231,100
EP Energy LLC/Everest Acquisition
Finance, Inc., Sr. Sec. Gtd. First
Lien Notes, 8.00%,
11/29/2024(b)	3,430,000	2,435,300
Gulfport Energy Corp.,
Sr. Unsec. Gtd. Global Notes,
6.63%, 05/01/2023	1,188,000	1,170,180
6.00%, 10/15/2024	3,518,000	3,201,380
Jagged Peak Energy LLC, Sr. Unsec.
Gtd. Notes, 5.88%,
05/01/2026(b)	4,982,000	5,056,730
Oasis Petroleum, Inc., Sr. Unsec. Gtd.
Global Notes, 6.88%,
01/15/2023	5,649,000	5,627,816
Parsley Energy, LLC/Parsley Finance
Corp.,
Sr. Unsc. Gtd. Notes, 5.63%,
10/15/2027(b)	2,041,000	2,030,795
Sr. Unsec. Gtd. Notes, 6.25%,
06/01/2024(b)	3,850,000	3,955,875
QEP Resources, Inc.,
Sr. Unsec. Global Notes,
5.25%, 05/01/2023	1,561,000	1,510,268
5.63%, 03/01/2026	1,568,000	1,477,840
Range Resources Corp.,
Sr. Unsec. Gtd. Global Notes,
5.88%, 07/01/2022	3,337,000	3,387,055
4.88%, 05/15/2025	4,451,000	4,099,093

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15 Invesco High Yield Fund

	Principal Amount	Value
Oil & Gas Exploration & Production-(continued)
SM Energy Co.,
Sr. Unsec. Global Notes,
6.13%, 11/15/2022	$3,470,000	$ 3,470,000
6.63%, 01/15/2027	615,000	588,863
Southwestern Energy Co.,
Sr. Unsec. Gtd. Global Notes,
7.50%, 04/01/2026	3,560,000	3,720,200
7.75%, 10/01/2027	1,800,000	1,878,750
Tullow Oil PLC (Ghana), Sr. Unsec.
Notes, 7.00%, 03/01/2025(b)	2,488,000	2,473,694
Whiting Petroleum Corp., Sr. Unsec.
Gtd. Global Notes, 6.25%,
04/01/2023	3,406,000	3,440,060
WildHorse Resource Development
Corp., Sr. Unsec. Gtd. Global
Notes, 6.88%, 02/01/2025	6,291,000	6,408,956
WPX Energy, Inc., Sr. Unsec. Notes,
5.25%, 09/15/2024	5,752,000	5,759,190
		77,738,828

Oil & Gas Refining & Marketing-0.50%
Parkland Fuel Corp. (Canada), Sr.
Unsec. Notes, 6.00%,
04/01/2026(b)	2,925,000	2,888,437
Sunoco L.P./Sunoco Finance Corp.,
Sr. Unsec. Gtd. Global Notes,
4.88%, 01/15/2023	2,948,000	2,992,220
		5,880,657

Oil & Gas Storage & Transportation-1.25%
Energy Transfer Partners, L.P.,
Series A, Jr. Unsec. Sub. Global
Rate Notes, 6.25%(e)	2,077,000	1,893,133
Plains All American Pipeline, L.P.,
Series B, Jr. Unsec. Sub. Notes,
6.13%(e)	3,351,000	3,103,110
SemGroup Corp., Sr. Unsec. Gtd.
Global Notes, 6.38%,
03/15/2025	2,326,000	2,203,885
Targa Resources Partners L.P./Targa
Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds,
5.13%, 02/01/2025	3,016,000	3,046,160
Sr. Unsec. Gtd. Notes, 5.88%,
04/15/2026(b)	1,888,000	1,972,960
Williams Cos., Inc. (The), Sr. Unsec.
Notes, 7.88%, 09/01/2021	2,127,000	2,338,865
		14,558,113

Other Diversified Financial Services-1.66%
Intertrust Group B.V. (Netherlands),
Sr. Unsec. Bonds, 3.38%,
11/15/2025(b)	1,450,000	1,689,677
Lincoln Finance Ltd. (Netherlands),
Sr. Sec. Gtd. First Lien Notes,
7.38%, 04/15/2021(b)	3,177,000	3,244,511
Lions Gate Capital Holdings LLC, Sr.
Unsec. Gtd. Notes, 6.38%,
02/01/2024(b)	5,485,000	5,596,345

	Principal Amount	Value
Other Diversified Financial Services-(continued)
LPL Holdings, Inc., Sr. Unsec. Gtd.
Notes, 5.75%, 09/15/2025(b)	$3,753,000	$ 3,804,604
Tempo Acquisition LLC/Tempo
Acquisition Finance Corp., Sr.
Unsec. Notes, 6.75%,
06/01/2025(b)	3,651,000	3,705,765
VFH Parent LLC/Orchestra Co-Issuer,
Inc., Sec. Gtd. Second Lien Notes,
6.75%, 06/15/2022(b)	1,316,000	1,353,348
		19,394,250

Packaged Foods & Meats-0.98%
B&G Foods, Inc., Sr. Unsec. Gtd.
Notes, 5.25%, 04/01/2025	2,941,000	2,824,948
JBS Investments GmbH, Sr. Unsec.
Gtd. Notes, 7.25%,
04/03/2024(b)	5,290,000	5,484,461
TreeHouse Foods, Inc., Sr. Unsec.
Gtd. Notes, 6.00%,
02/15/2024(b)	2,964,000	3,064,035
		11,373,444

Paper Packaging-0.33%
Plastipak Holdings, Inc., Sr. Unsec.
Notes, 6.25%, 10/15/2025(b)	4,223,000	3,885,160

Paper Products-0.87%
Mercer International, Inc. (Canada),
Sr. Unsec. Global Notes,
7.75%, 12/01/2022	414,000	431,336
6.50%, 02/01/2024	3,623,000	3,713,575
5.50%, 01/15/2026	1,263,000	1,212,480
Schweitzer-Mauduit International,
Inc., Sr. Unsec. Gtd. Notes,
6.88%, 10/01/2026(b)	4,856,000	4,783,160
		10,140,551

Pharmaceuticals-2.02%
Bausch Health Cos. Inc.,
Sr. Sec. Gtd. First Lien Notes,
5.50%, 11/01/2025(b)	2,692,000	2,725,650
Sr. Sec. Notes, 5.75%,
08/15/2027(b)	1,092,000	1,104,285
Sr. Unsec. Gtd. Notes,
5.88%, 05/15/2023(b)	2,027,000	2,024,466
6.13%, 04/15/2025(b)	3,145,000	3,034,925
9.00%, 12/15/2025(b)	3,441,000	3,702,310
9.25%, 04/01/2026(b)	2,613,000	2,822,040
Endo Dac/Endo Finance LLC/Endo
Finco, Inc., Sr. Unsec. Gtd. Notes,
6.00%, 07/15/2023(b)	2,215,000	1,846,756
HLF Financing S.a.r.l. LLC/Herbalife
International, Inc., Sr. Unsec. Gtd.
Notes, 7.25%, 08/15/2026(b)	2,764,000	2,822,873
Teva Pharmaceutical Finance IV, B.V.
(Israel), Sr. Unsec. Gtd. Global
Notes, 3.65%, 11/10/2021	3,600,000	3,512,152
		23,595,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16 Invesco High Yield Fund

	Principal Amount	Value
Publishing-0.67%
Meredith Corp., Sr. Unsec. Gtd.
Global Notes, 6.88%,
02/01/2026	$7,519,000	$ 7,803,218

Railroads-0.62%
Kenan Advantage Group, Inc. (The),
Sr. Unsec. Notes, 7.88%,
07/31/2023(b)	7,446,000	7,283,156

Restaurants-0.99%
1011778 BC ULC/ New Red Finance,
Inc. (Canada), Sec. Gtd. Second
Lien Notes, 5.00%,
10/15/2025(b)	5,463,000	5,311,402
IRB Holding Corp., Sr. Unsec. Gtd.
Notes, 6.75%, 02/15/2026(b)	4,654,000	4,409,665
KFC Holding Co./Pizza Hut
Holdings LLC/Taco Bell of
America LLC, Sr. Unsec. Gtd.
Notes, 4.75%, 06/01/2027(b)	1,846,000	1,822,371
		11,543,438

Security & Alarm Services-0.22%
Brink’s Co. (The), Sr. Unsec. Gtd.
Notes, 4.63%, 10/15/2027(b)	2,683,000	2,562,265

Specialized Consumer Services-0.75%
ServiceMaster Co., LLC (The), Sr.
Unsec. Notes, 7.45%,
08/15/2027	8,454,000	8,792,160

Specialized Finance-0.28%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Floating Rate Notes, 6.50% (3 mo. USD LIBOR + 4.30%), 06/15/2045(b)(g)	3,288,000	3,288,000

Specialized REITs-1.46%
Equinix, Inc., Sr. Unsec. Notes,
5.88%, 01/15/2026	4,954,000	5,201,700
Iron Mountain US Holdings, Inc., Sr.
Unsec. Gtd. Notes, 5.38%,
06/01/2026(b)	479,000	467,025
Iron Mountain, Inc.,
Sr. Unsec. Sub. Gtd. Global Notes,
5.75%, 08/15/2024	4,067,000	4,087,335
Sr. Unsec. Sub. Gtd. Notes,
5.25%, 03/15/2028(b)	1,462,000	1,407,175
Rayonier Am Products, Inc., Sr.
Unsec. Gtd. Notes, 5.50%,
06/01/2024(b)	6,288,000	5,851,487
		17,014,722

Specialty Chemicals-0.66%
GCP Applied Technologies, Inc., Sr.
Unsec. Gtd. Notes, 5.50%,
04/15/2026(b)	3,836,000	3,883,950

	Principal Amount	Value
Specialty Chemicals-(continued)
Platform Specialty Products Corp., Sr.
Unsec. Gtd. Notes, 5.88%,
12/01/2025(b)	$3,778,000	$ 3,841,773
		7,725,723

Steel-1.12%
Cleveland-Cliffs, Inc., Sr. Unsec. Gtd.
Global Notes, 5.75%,
03/01/2025	6,352,000	6,224,960
United States Steel Corp., Sr. Unsec.
Global Notes, 6.88%,
08/15/2025	6,945,000	6,875,550
		13,100,510

Technology Hardware, Storage & Peripherals-0.50%
Dell International LLC/EMC Corp., Sr.
Unsec. Gtd. Notes, 7.13%,
06/15/2024(b)	5,499,000	5,835,476

Textiles-0.43%
Eagle Intermediate Global Holding
B.V./Ruyi US Finance LLC (China),
Sr. Sec. Gtd. First Lien Bonds,
7.50%, 05/01/2025(b)	5,094,000	4,962,830

Trading Companies & Distributors-1.63%
BMC East, LLC, Sr. Sec. Gtd. First Lien
Notes, 5.50%, 10/01/2024(b)	5,316,000	5,096,715
H&E Equipment Services, Inc., Sr.
Unsec. Gtd. Global Notes, 5.63%,
09/01/2025	3,702,000	3,678,862
Herc Rentals, Inc., Sec. Gtd. Second
Lien Notes, 7.75%,
06/01/2024(b)	4,120,000	4,414,786
United Rentals North America, Inc.,
Sr. Unsec. Gtd. Global Notes,
5.50%, 07/15/2025	714,000	731,850
6.50%, 12/15/2026	1,487,000	1,555,774
Sr. Unsec. Gtd. Notes, 5.88%,
09/15/2026	3,449,000	3,543,848
		19,021,835

Trucking-0.14%
Avis Budget Car Rental LLC/Avis
Budget Finance, Inc., Sr. Unsec.
Gtd. Notes, 5.25%,
03/15/2025(b)	1,696,000	1,617,560

Wireless Telecommunication Services-4.03%
Digicel Group One Ltd. (Jamaica), Sr.
Sec. Sub. First Lien Notes, 8.25%,
12/30/2022(b)	1,698,000	1,141,905
Digicel Group Two Ltd. (Jamaica), Sr.
Unsec. Sub. Notes, 8.25%,
09/30/2022(b)	1,602,000	688,860
Oztel Holdings SPC Ltd. (Oman), Sr.
Sec. Gtd. Notes, 5.63%,
10/24/2023(b)	3,188,000	3,212,611
Sprint Capital Corp., Unsec. Gtd.
Global Notes, 8.75%,
03/15/2032	1,744,000	1,894,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17 Invesco High Yield Fund

		Principal Amount	Value
Wireless Telecommunication Services-(continued)
Sprint Communications, Inc., Sr.
Unsec. Global Notes, 11.50%,
11/15/2021		$3,000,000	$ 3,509,400
Sprint Corp.,
Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021		6,574,000	6,960,223
7.88%, 09/15/2023		13,569,000	14,535,791
7.63%, 02/15/2025		2,028,000	2,129,400
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds,
6.50%, 01/15/2026		7,409,000	7,927,630
Sr. Unsec. Gtd. Global Notes,
6.38%, 03/01/2025		4,811,000	5,018,474
			47,018,889
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,057,168,510)			1,047,525,036

		Shares
Exchange-Traded Funds-3.20%
SPDR ® Bloomberg Barclays Short Term High Yield Bond ETF		697,500	18,951,075
iShares® 0-5 Year High Yield Corporate
Bond ETF		395,000	18,407,000
Total Exchange-Traded Funds (Cost $38,435,420)			37,358,075

		Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes-1.15%(h)
Brewers-0.14%
Sunshine Mid B.V., Sr. Sec. Gtd. First
Lien Bonds, 6.50%,
05/15/2026(b)	EUR	1,500,000	1,688,532

Diversified Banks-0.55%
ABN AMRO Bank N.V., REGS, Jr.
Unsec. Sub. Euro Bonds,
4.75%(b)(e)	EUR	1,700,000	1,850,124
Caixabank, S.A., REGS, Jr. Unsec Sub.
Euro Bonds, 6.75%(b)(e)	EUR	1,800,000	2,147,586
Erste Group Bank AG, REGS, Jr. Unsec. Sub. Euro Bonds,
6.50%(b)(e)	EUR	2,000,000	2,479,162
			6,476,872

Diversified Chemicals-0.15%
Chemours Co. (The), Sr. Unsec. Gtd.
Euro Bonds, 4.00%,
05/15/2026	EUR	1,557,000	1,768,007

Food Retail-0.24%
Iceland Bondco PLC, Sr. Sec. Gtd.
First Lien Notes, 4.63%,
03/15/2025(b)	GBP	2,350,000	2,749,686

		Principal Amount	Value
Paper Packaging-0.05%
M&G Finance Luxembourg S.A., Jr.
Unsec. Gtd.Sub. Variable Rate
Euro Notes, 5.31% (3 mo.
EURIBOR + 5.63%),
12/31/2059(c)(e)(g)	EUR	4,100,000	$ 559,625

Textiles-0.02%
Eagle Intermediate Global Holding
B.V./Ruyi US Finance LLC, Sr. Sec.
Gtd. First Lien Bonds, 5.38%,
05/01/2023(b)	EUR	200,000	222,640
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $14,872,481)			13,465,362

Variable Rate Senior Loan Interests-0.58%(i)
Data Processing &Outsourced Services-0.58%
First Data Corp., Term Loan, 4.49%
(1 mo. USD LIBOR + 2.00%),
07/08/2022
(Cost $6,617,075)		$6,767,167	6,765,915

		Shares

Preferred Stocks-0.49%
Diversified Banks-0.49%
Wells Fargo & Co., Class A, Series L,
$75.00 Conv. Pfd.
(Cost $5,716,555)		4,440	5,696,520

		Principal Amount

U.S. Treasury Securities-0.23%
U.S. Treasury Bills-0.23%
2.51%, 06/27/2019
(Cost $2,728,358)(j)(k)		$2,750,000	2,728,423

		Shares

Common Stocks & Other Equity Interests-0.00%
Broadcasting-0.00%
Adelphia Recovery Trust, Series ACC1(l)		4,846,549	485
Adelphia Recovery Trust,
Series Arahova(l)		2,211,702	2,212
			2,697

Diversified Support Services-0.00%
ACC Claims Holdings, LLC (d)(m)		4,130,550	24,783

Integrated Telecommunication Services-0.00%
Ventelo, Inc. (United Kingdom),(Acquired 06/28/2002; Cost $0)(d)(m)		73,021	0

Leisure Products-0.00%
HF Holdings, Inc., (Acquired
09/29/2009;
Cost $6,855,236)(d)(m)		36,820	0
Total Common Stocks & Other Equity Interests (Cost $9,361,768)			27,480

Money Market Funds-3.62%
Invesco Government & Agency
Portfolio-Institutional Class, 2.30%(n)		14,699,072	14,699,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18 Invesco High Yield Fund

	Shares	Value
Invesco Liquid Assets Portfolio-
Institutional Class, 2.51%(n)	10,660,880	$ 10,664,078
Invesco Treasury Portfolio-Institutional
Class, 2.29%(n)	16,798,940	16,798,940
Total Money Market Funds (Cost $42,161,391)		42,162,090
TOTAL INVESTMENTS IN SECURITIES-99.09%
(Cost $1,177,061,558)		1,155,728,901
OTHER ASSETS LESS LIABILITIES-0.91%		10,571,202
NET ASSETS-100.00%		$1,166,300,103

Abbreviations:

Conv.	- Convertible
Deb.	- Debentures
ETF	- Exchange-Traded Fund
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
Gtd.	- Guaranteed
Jr.	- Junior
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
REGS	- Regulation S
REIT	- Real Estate Investment Trust
Sec.	- Secured
SPDR	- Standard & Poor’s Depositary Receipt
Sr.	- Senior
Sub.	- Subordinated
Unsec.	- Unsecured
Unsub.	- Unsubordinated
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $529,826,641, which represented 45.43% of the Fund’s Net Assets.

(c)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2019 was $559,625, which represented less than 1% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note1M.
(l)	Acquired as part of the Adelphia Communications bankruptcy reorganization.
(m)	Non-income producing security.
(n)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

Open Forward Foreign Currency Contracts
				Unrealized
Settlement		Contract to		Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)
Currency Risk
05/28/2019	Citibank N.A.	GBP 852,762	USD 1,113,554	$(22,325)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19 Invesco High Yield Fund

Open Forward Foreign Currency Contracts–(continued)
				Unrealized
Settlement		Contract to		Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)
05/28/2019	Goldman Sachs & Co.	EUR 8,743,418	USD 9,984,441	$(31,752)
Total Forward Foreign Currency Contracts				$(54,077)

	Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 31,
Version 1	Buy	(5.00)%	Quarterly	12/20/2023	3.46%	USD 22,540,000	$729,952	$1,412,059	$682,107

(a)

Implied credit spreads represent the current level, as of February 28, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

EUR -Euro

GBP -British Pound Sterling

USD -U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20 Invesco High Yield Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:
Investments in securities, at value
(Cost $1,134,900,167)	$1,113,566,811

Investments in affiliated money market funds, at value
(Cost $42,161,391)	42,162,090

Foreign currencies, at value (Cost $18,045)	18,119

Receivable for:
Investments sold	7,695,519

Fund shares sold	841,602

Dividends	177,642

Interest	18,731,532

Investments matured, at value (Cost $30,876,006)	0

Investment for trustee deferred compensation and retirement plans	334,368

Other assets	36,153

Total assets	1,183,563,836

Liabilities:
Other investments:
Variation margin payable – centrally cleared swap agreements	18,660

Unrealized depreciation on forward foreign currency contracts outstanding	54,077

Payable for:
Investments purchased	14,252,993

Dividends	1,061,723

Fund shares reacquired	848,183

Accrued fees to affiliates	476,202

Accrued trustees’ and officers’ fees and benefits	5,184

Accrued other operating expenses	178,829

Trustee deferred compensation and retirement plans	367,882

Total liabilities	17,263,733

Net assets applicable to shares outstanding	$1,166,300,103

Net assets consist of:
Shares of beneficial interest	$1,358,436,150

Distributable earnings	(192,136,047)

$1,166,300,103

Net Assets:
Class A	$ 685,222,248
Class C	$ 37,606,949
Class Y	$ 112,350,264
Investor Class	$ 79,403,813
Class R5	$ 64,804,140
Class R6	$ 186,912,689

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	169,020,072
Class C	9,300,408
Class Y	27,637,986
Investor Class	19,586,778
Class R5	16,030,313
Class R6	46,207,869
Class A:
Net asset value per share	$ 4.05
Maximum offering price per share
(Net asset value of $4.05 ÷ 95.75%)	$ 4.23
Class C:
Net asset value and offering price per share	$ 4.04
Class Y:
Net asset value and offering price per share	$ 4.07
Investor Class:
Net asset value and offering price per share	$ 4.05
Class R5:
Net asset value and offering price per share	$ 4.04
Class R6:
Net asset value and offering price per share	$ 4.05

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21 Invesco High Yield Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:
Interest (net of foreign withholding taxes of $611)	$70,020,839

Dividends	2,830,293

Dividends from affiliated money market funds	305,282

Total investment income	73,156,414

Expenses:
Advisory fees	6,288,877

Administrative services fees	280,534

Custodian fees	38,418

Distribution fees:
Class A	1,667,231

Class C	745,679

Investor Class	227,868

Transfer agent fees – A, C, Y and Investor	1,559,513

Transfer agent fees – R5	68,997

Transfer agent fees – R6	26,623

Trustees’ and officers’ fees and benefits	34,105

Registration and filing fees	130,410

Reports to shareholders	146,589

Professional services fees	1,862,008

Other	46,262

Total expenses	13,123,114

Less: Fees waived and expense offset arrangement(s)	(31,099)

Net expenses	13,092,015

Net investment income	60,064,399

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,560,380)

Foreign currencies	657,607

Forward foreign currency contracts	959,458

Option contracts written	(607,423)

Swap agreements	629,041

78,303

Change in net unrealized appreciation (depreciation) of:
Investment securities	(21,517,557)

Foreign currencies	(24,718)

Forward foreign currency contracts	(79,442)

Option contracts written	517,241

Swap agreements	405,728

(20,698,748)

Net realized and unrealized gain (loss)	(20,620,445)

Net increase in net assets resulting from operations	$39,443,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22 Invesco High Yield Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018

Operations:
Net investment income	$60,064,399	$66,159,831

Net realized gain	78,303	17,365,934

Change in net unrealized appreciation (depreciation)	(20,698,748)	(42,125,420)

Net increase in net assets resulting from operations	39,443,954	41,400,345

Distributions to shareholders from distributable earnings(1):
Class A	(34,588,949)	(38,468,347)

Class B	–	(152,555)

Class C	(3,276,545)	(4,079,591)

Class Y	(5,794,540)	(8,574,063)

Investor Class	(4,750,718)	(5,133,103)

Class R5	(3,788,389)	(4,356,919)

Class R6	(10,543,548)	(9,115,294)

Total distributions to shareholders from distributable earnings	(62,742,689)	(69,879,872)

Share transactions-net:
Class A	(4,157,866)	(111,884,313)

Class B	–	(5,658,894)

Class C	(48,996,297)	(10,875,576)

Class Y	(2,683,956)	(80,146,393)

Investor Class	(16,578,847)	(5,661,666)

Class R5	(8,938,197)	(11,943,558)

Class R6	(4,496,115)	41,662,449

Net increase (decrease) in net assets resulting from share transactions	(85,851,278)	(184,507,951)

Net increase (decrease) in net assets	(109,150,013)	(212,987,478)

Net assets:
Beginning of year	1,275,450,116	1,488,437,594

End of year	$1,166,300,103	$1,275,450,116

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23 Invesco High Yield Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends,

24 Invesco High Yield Fund

bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major

25 Invesco High Yield Fund

currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Call Options Purchased and Written - The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/

26 Invesco High Yield Fund

OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.	Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated

27 Invesco High Yield Fund

securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

O.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%

For the year ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.53%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2019, the Adviser waived advisory fees of $16,555.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $48,087 in

28 Invesco High Yield Fund

front-end sales commissions from the sale of Class A shares and $10,970 and $3,641 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,047,525,036	$0	$1,047,525,036

Exchange Traded Funds	37,358,075	-	-	37,358,075

Non-U.S. Dollar Denominated Bonds & Notes	-	13,465,362	-	13,465,362

Variable Rate Senior Loan Interests	-	6,765,915	-	6,765,915

Preferred Stocks	5,696,520	-	-	5,696,520

U.S. Treasury Securities	-	2,728,423	-	2,728,423

Common Stocks & Other Equity Interests	2,697	-	24,783	27,480

Money Market Funds	42,162,090	-	-	42,162,090

Investments Matured	-	-	0	0

Total Investments in Securities	85,219,382	1,070,484,736	24,783	1,155,728,901

Other Investments - Assets*

Swap Agreements	-	682,107	-	682,107

Other Investments - Liabilities*

Forward Foreign Currency Contracts	-	(54,077)	-	(54,077)

Total Other Investments	-	628,030	-	628,030

Total Investments	$85,219,382	$1,071,112,766	$24,783	$1,156,356,931

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

29 Invesco High Yield Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

	Value
	Credit	Currency
Derivative Assets	Risk	Risk	Total

Unrealized appreciation on swap agreements - Centrally Cleared(a)	$682,107	$-	$682,107

Derivatives not subject to master netting agreements	(682,107)	-	(682,107)

Total Derivative Assets subject to master netting agreements	$-	$-	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

	Value
	Credit	Currency
Derivative Liabilities	Risk	Risk	Total

Unrealized depreciation on forward foreign currency contracts outstanding	$-	$(54,077)	$(54,077)

Derivatives not subject to master netting agreements	-	-	-

Total Derivative Liabilities subject to master netting agreements	$-	$(54,077)	$(54,077)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2019.

	Financial	Financial
	Derivative	Derivative
	Assets	Liabilities		Collateral

	Forward Foreign	Forward Foreign	Net Value of	(Received)/Pledged		Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Citibank N.A.	$-	$(22,325)	$(22,325)	$-	$-	$(22,325)

Goldman Sachs & Co.	-	(31,752)	(31,752)	-	-	(31,752)

Total	$-	$(54,077)	$(54,077)	$-	$-	$(54,077)

Effect of Derivative Investments for the year ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Credit	Currency	Interest
	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$959,458	$-	$959,458

Options purchased(a)	-	-	272,440	272,440

Options written	(416,175)	-	(191,248)	(607,423)

Swap agreements	629,041	-	-	629,041

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(79,442)	-	(79,442)

Options purchased(a)	-	-	60,673	60,673

Options written	468,865	-	48,376	517,241

Swap agreements	682,107	-	(276,379)	405,728

Total	$1,363,838	$880,016	$(86,138)	$2,157,716

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the twelve month average notional value of forward foreign currency contracts, the two month average notional value of options purchased and options written and the eleven month average notional value of swap agreements outstanding during the period.

	Forward
	Foreign Currency	Options	Options	Swap
	Contracts	Purchased	Written	Agreements
Average notional value	$15,818,034	$55,600,000	$55,600,000	$93,928,533

30 Invesco High Yield Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,544.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018

Ordinary income	$62,742,689	$69,879,872

Tax Components of Net Assets at Period-End:

		2019

Undistributed ordinary income		$5,854,776

Net unrealized appreciation (depreciation)– investments		(60,582,221)

Net unrealized appreciation - foreign currencies		1,374

Temporary book/tax differences		(373,699)

Capital loss carryforward		(137,036,277)

Shares of beneficial interest		1,358,436,150

Total net assets		$1,166,300,103

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, defaulted bonds and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$60,151,503	$76,884,774	$137,036,277

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

31 Invesco High Yield Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $396,830,287 and $510,750,343, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis

Aggregate unrealized appreciation of investments	$21,599,216

Aggregate unrealized (depreciation) of investments	(82,181,437)

Net unrealized (depreciation) of investments	$(60,582,221)

Cost of investments for tax purposes is $1,217,669,104.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, swap agreements income and foreign currency transactions, on February 28, 2019, undistributed net investment income (loss) was increased by $5,123,638 and undistributed net realized gain (loss) was decreased by $5,123,638. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:

Class A	25,858,723	$103,785,274	42,404,772	$178,004,702

Class B(b)	-	-	10,502	44,150

Class C	2,090,715	8,428,988	4,270,119	17,891,096

Class Y	25,840,783	104,305,214	30,003,564	126,255,172

Investor Class	7,727,438	31,014,518	3,275,283	13,738,563

Class R5	3,035,402	12,267,352	4,135,142	17,292,985

Class R6	9,073,020	36,708,703	20,703,315	86,603,701

Issued as reinvestment of dividends:

Class A	6,648,792	26,840,856	7,061,839	29,634,675

Class B(b)	-	-	25,894	109,049

Class C	595,394	2,397,035	717,400	3,002,570

Class Y	1,109,580	4,502,646	1,534,124	6,468,582

Investor Class	1,011,065	4,082,371	1,043,205	4,380,719

Class R5	935,850	3,768,412	1,020,859	4,276,539

Class R6	2,573,626	10,370,646	2,130,130	8,918,193

Conversion of Class B shares to Class A shares:(c)

Class A	-	-	698,669	2,934,408

Class B	-	-	(697,191)	(2,934,408)

32 Invesco High Yield Fund

	Summary of Share Activity

	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Reacquired:

Class A	(33,374,204)	(134,783,996)	(77,090,904)	(322,458,098)

Class B(b)	-	-	(683,872)	(2,877,685)

Class C	(14,958,720)	(59,822,320)	(7,600,306)	(31,769,242)

Class Y	(27,548,353)	(111,491,816)	(50,890,734)	(212,870,147)

Investor Class	(12,859,586)	(51,675,736)	(5,666,296)	(23,780,948)

Class R5	(6,201,655)	(24,973,961)	(7,996,892)	(33,513,082)

Class R6	(12,777,701)	(51,575,464)	(12,921,036)	(53,859,445)

Net increase (decrease) in share activity	(21,219,831)	$(85,851,278)	(44,512,414)	$(184,507,951)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 7% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 12–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of	Ratio of
			Net gains									expenses	expenses
			(losses)									to average	to average net	Ratio of net
	Net asset		on securities		Dividends							net assets	assets without	investment
	value,	Net	(both	Total from	from net			Net asset			Net assets,	with fee waivers	fee waivers	income
	beginning	investment	realized and	investment	investment	Return of	Total	value, end	Total		end of period	and/or expenses	and/or expenses	to average	Portfolio
	of period	income(a)	unrealized)	operations	income	capital	distributions	of period	return (b)		(000’s omitted)	absorbed	absorbed	net assets	turnover (c)

Class A
Year ended 02/28/19	$4.13	$0.20	$(0.07)	$0.13	$(0.21)	$-	$(0.21)	$4.05	3.28%		$685,222	1.15%(d)	1.15%(d)	4.96%(d)	34%
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	-	(0.21)	4.13	3.07		701,560	1.07	1.08	4.69	56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.91		828,560	1.00	1.01	5.10	99
Year ended 02/29/16	4.38	0.23	(0.54)	(0.31)	(0.24)	-	(0.24)	3.83	(7.43)		744,564	1.03	1.03	5.39	84
Year ended 02/28/15	4.55	0.22	(0.14)	0.08	(0.25)	-	(0.25)	4.38	1.86		1,001,546	1.01	1.01	5.00	110

Class C
Year ended 02/28/19	4.12	0.17	(0.07)	0.10	(0.18)	-	(0.18)	4.04	2.50		37,607	1.90(d)	1.90(d)	4.21(d)	34
Year ended 02/28/18	4.20	0.16	(0.06)	0.10	(0.18)	-	(0.18)	4.12	2.29		88,812	1.82	1.83	3.94	56
Year ended 02/28/17	3.82	0.18	0.39	0.57	(0.18)	(0.01)	(0.19)	4.20	15.09		101,572	1.75	1.76	4.35	99
Year ended 02/29/16	4.37	0.19	(0.54)	(0.35)	(0.20)	-	(0.20)	3.82	(8.18)		92,310	1.78	1.78	4.64	84
Year ended 02/28/15	4.54	0.19	(0.14)	0.05	(0.22)	-	(0.22)	4.37	1.08		119,299	1.76	1.76	4.25	110

Class Y
Year ended 02/28/19	4.14	0.21	(0.06)	0.15	(0.22)	-	(0.22)	4.07	3.79		112,350	0.90(d)	0.90(d)	5.21(d)	34
Year ended 02/28/18	4.23	0.21	(0.08)	0.13	(0.22)	-	(0.22)	4.14	3.09		116,954	0.82	0.83	4.94	56
Year ended 02/28/17	3.84	0.22	0.40	0.62	(0.22)	(0.01)	(0.23)	4.23	16.44		201,080	0.75	0.76	5.35	99
Year ended 02/29/16	4.39	0.24	(0.54)	(0.30)	(0.25)	-	(0.25)	3.84	(7.18)		88,893	0.78	0.78	5.64	84
Year ended 02/28/15	4.56	0.23	(0.14)	0.09	(0.26)	-	(0.26)	4.39	2.12		202,304	0.76	0.76	5.25	110

Investor Class
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	-	(0.21)	4.05	3.31		79,404	1.15(d)	1.15(d)	4.96(d)	34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	-	(0.21)	4.13	3.11	(e)	97,913	1.01(e)	1.02(e)	4.75(e)	56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.95	(e)	105,545	0.96(e)	0.97(e)	5.14(e)	99
Year ended 02/29/16	4.38	0.23	(0.54)	(0.31)	(0.24)	-	(0.24)	3.83	(7.40	)(e)	100,212	1.01(e)	1.01(e)	5.41(e)	84
Year ended 02/28/15	4.56	0.23	(0.16)	0.07	(0.25)	-	(0.25)	4.38	1.64	(e)	132,140	0.96(e)	0.96(e)	5.05(e)	110

Class R5
Year ended 02/28/19	4.12	0.21	(0.07)	0.14	(0.22)	-	(0.22)	4.04	3.59		64,804	0.84(d)	0.84(d)	5.27(d)	34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	-	(0.22)	4.12	3.40		75,185	0.75	0.76	5.01	56
Year ended 02/28/17	3.82	0.22	0.39	0.61	(0.22)	(0.01)	(0.23)	4.20	16.32		88,644	0.66	0.67	5.44	99
Year ended 02/29/16	4.37	0.24	(0.54)	(0.30)	(0.25)	-	(0.25)	3.82	(7.15)		86,239	0.69	0.69	5.73	84
Year ended 02/28/15	4.55	0.24	(0.15)	0.09	(0.27)	-	(0.27)	4.37	1.96		105,163	0.68	0.68	5.33	110

Class R6
Year ended 02/28/19	4.12	0.22	(0.06)	0.16	(0.23)	-	(0.23)	4.05	3.94		186,913	0.75(d)	0.75(d)	5.36(d)	34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	-	(0.22)	4.12	3.49		195,027	0.66	0.67	5.10	56
Year ended 02/28/17	3.82	0.23	0.39	0.62	(0.23)	(0.01)	(0.24)	4.20	16.42		157,367	0.57	0.58	5.53	99
Year ended 02/29/16	4.37	0.24	(0.54)	(0.30)	(0.25)	-	(0.25)	3.82	(7.07)		125,310	0.60	0.60	5.82	84
Year ended 02/28/15	4.55	0.24	(0.15)	0.09	(0.27)	-	(0.27)	4.37	2.04		112,713	0.60	0.60	5.41	110

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

33 Invesco High Yield Fund

(d)

Ratios are based on average daily net assets (000’s omitted) of $666,857, $74,568, $106,897, $91,222 , $69,055 and $188,929 for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.19%, 0.21% 0.23% and 0.20% for the years ended February 28, 2018, February 28, 2017, February 29, 2016 and February 28, 2015, respectively.

34 Invesco High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

35 Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/18)	(02/28/19)[1]	Period [2]	(02/28/19)	Period [2]	Ratio
Class A	$1,000.00	$1,016.80	$5.00	$1,019.84	$5.01	1.00%
Class C	1,000.00	1,012.90	8.78	1,016.07	8.80	1.76
Class Y	1,000.00	1,020.50	3.76	1,021.08	3.76	0.75
Investor Class	1,000.00	1,016.90	5.25	1,019.59	5.26	1.05
Class R5	1,000.00	1,018.30	3.45	1,021.37	3.46	0.69
Class R6	1,000.00	1,021.30	3.01	1,021.82	3.01	0.60

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

36 Invesco High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Qualified Dividend Income*	2.86%
Corporate Dividends Received Deduction*	2.86%
U.S. Treasury Obligations*	0.00%

                * The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

37 Invesco High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] - 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371

			158	None
		Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1 Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. - 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli - 1949 Trustee	2016	Adjunct Professor, University of Denver - Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson - 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2 Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3 Invesco High Yield Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers-(continued)
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey -1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan - 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5021

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-4 Invesco High Yield Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

⬛ Fund reports and prospectuses

⬛ Quarterly statements

⬛ Daily confirmations

⬛ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	HYI-AR-1	04272019	1459

Annual Report to Shareholders	February 28, 2019

Invesco Government Money Market Fund

Nasdaq:
Cash Reserve: AIMXX ∎ AX: ACZXX ∎ CX: ACXXX ∎ Investor: INAXX ∎ R6: INVXX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

    Visit our website for more information on your investments

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    Have questions?

    For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2 Invesco Government Money Market Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Government Money Market Fund

Management’s Discussion of your Fund

About your Fund

This annual report for Invesco Government Money Market Fund covers the fiscal year ended February 28, 2019. As of that date, the Fund’s net assets totaled $1.6 billion. As of the same date, the Fund’s weighted average maturity was 36 days and the Fund’s weighted average life was 106 days.1

Market conditions affecting money market funds

The largest development affecting money market funds and the money market fund industry during the fiscal year was the US Federal Reserve’s (the Fed) four interest rate hikes.

    Money market investors benefited from the Fed’s decision to increase the fed funds rate by a total of 1.00% during the fiscal year.2 Four 0.25% hikes in March, June, September, and December 2018 raised the fed funds rate to a target level of 2.25% to 2.50%.2 Since 2006, there have now been nine separate 0.25% rate hikes.2 Despite the up-tick in volatility during the end of 2018, the ongoing positive health of the US economy, with low unemployment and moderate economic growth, provided the basis for the Fed’s decisions. However, recent Fed rhetoric and actions – the Fed left rates unchanged at its February 2019 meeting – have caused markets to begin contemplating a potential policy regime change. The change involves a shift in the Fed’s focus from a forward looking inflation constraint, effectively capping inflation at around 2%, to a framework that would allow symmetrical variation around a target of 2%.2 Under the new regime, the Fed would be willing to allow core personal consumption expenditure (PCE) inflation to increase to around 2.5% to compensate for inflation that has remained below target for a decade.2

    At the close of the fiscal year, the US continued to be an outlier in terms of base rate borrowing costs as most major central banks continued to maintain interest rates at, near or below zero to fuel inflation and spur economic growth. Many major central banks, including the European CentralBank, the Bank of

Japan and the Reserve Bank of Australia, kept their base borrowing rates unchanged during 2018. The Bank of England and the Bank of Canada were the only other major central banks to increase their key rates in 2018.

    Thank you for investing in Invesco Government Money Market Fund. We believe our long-term approach to short-term investing makes us a strong partner for investors seeking premier liquidity management.

1

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

    Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

2	Source: US Federal Reserve

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these in sights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity
In days, as of 02/28/2019
1-7	41.2%
8-30	0.2
31-60	13.6
61-90	12.9
91-180	16.3
181+	15.8

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

4 Invesco Government Money Market Fund

Invesco Government Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

∎

Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎

Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎

Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎

Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. While the Board of Trustees may implement procedures to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund’s liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.
∎

Repurchase agreement risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value.

∎

US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎

Yield risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low, the Fund’s expenses could absorb all or a portion of the Fund’s income and yield. Additionally, inflation may outpace and diminish investment returns over time.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5 Invesco Government Money Market Fund

Schedule of Investments

February 28, 2019

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Government Sponsored Agency Securities-10.46%

Federal Farm Credit Bank (FFCB)-1.71%

Unsec. Bonds (1 mo. USD LIBOR - 0.06%)(a)	2.45%	12/04/2019	$7,500	$7,499,851
Unsec. Bonds (1 mo. USD LIBOR - 0.08%)(a)	2.44%	12/16/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.11%)(a)	2.41%	09/25/2019	5,000	4,999,846
Unsec. Global Bonds (1 mo. USD LIBOR - 0.11%)(a)	2.39%	08/28/2019	10,000	9,999,513
				27,499,210

Federal Home Loan Bank (FHLB)-6.66%

Unsec. Bonds (1 mo. USD LIBOR - 0.06%)(a)	2.46%	10/11/2019	7,000	7,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.06%)(a)	2.46%	10/11/2019	3,000	3,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.08%)(a)	2.42%	08/22/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.08%)(a)	2.43%	03/06/2019	9,000	9,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.08%)(a)	2.43%	06/06/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.09%)(a)	2.41%	12/20/2019	10,000	10,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.09%)(a)	2.41%	12/20/2019	6,000	6,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.09%)(a)	2.41%	12/27/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.09%)(a)	2.42%	05/17/2019	20,000	20,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.09%)(a)	2.42%	08/14/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.11%)(a)	2.39%	04/22/2019	7,000	7,000,000
Unsec. Bonds (SOFR + 0.08%)(a)	2.48%	07/24/2020	5,000	5,000,000
Unsec. Floating Rate Bonds (1 mo. USD LIBOR - 0.08%)(a)	2.42%	03/20/2019	3,000	3,000,000
Unsec. Global Bonds (1 mo. USD LIBOR - 0.07%)(a)	2.43%	03/01/2019	5,000	5,000,000
Unsec. Global Bonds (1 mo. USD LIBOR - 0.08%)(a)	2.43%	06/14/2019	5,000	5,000,000
Unsec. Global Bonds (1 mo. USD LIBOR - 0.09%)(a)	2.43%	07/08/2019	7,000	7,000,115
				107,000,115

Federal Home Loan Mortgage Corp. (FHLMC)-0.31%

Unsec. Medium-Term Notes (1 mo. USD LIBOR - 0.10%)(a)	2.42%	08/08/2019	5,000	5,000,000

Federal National Mortgage Association (FNMA)-0.25%

Unsec. Notes (SOFR + 0.06%)(a)	2.46%	07/30/2020	4,000	4,000,000

Overseas Private Investment Corp. (OPIC)-1.53%

Sr. Unsec. Gtd. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(b)	2.41%	06/15/2025	5,000	5,000,000
Sr. Unsec. Gtd. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(b)	2.41%	02/15/2028	10,000	10,000,000
Unsec. Gtd. VRD Notes (3 mo. U.S. Treasury Bill Rate + 0.00%)(b)	2.42%	02/15/2028	9,473	9,472,800
				24,472,800
Total U.S. Government Sponsored Agency Securities (Cost $167,972,125)				167,972,125

U.S. Treasury Securities-49.29%

U.S. Treasury Bills-35.90%(c)

U.S. Treasury Bills	2.48%	04/04/2019	50,000	49,883,597
U.S. Treasury Bills	2.40%	04/11/2019	40,000	39,891,122
U.S. Treasury Bills	2.41%	04/16/2019	70,000	69,785,333
U.S. Treasury Bills	2.42%	04/18/2019	25,000	24,919,833
U.S. Treasury Bills	2.40%	04/25/2019	10,000	9,963,486
U.S. Treasury Bills	2.21%	04/30/2019	55,000	54,793,811
U.S. Treasury Bills	2.39%	05/02/2019	10,000	9,959,097
U.S. Treasury Bills	2.41%	05/23/2019	50,000	49,723,910
U.S. Treasury Bills	2.42%	05/30/2019	20,000	19,879,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6 Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Bills(c)-(continued)

U.S. Treasury Bills	2.51%	06/13/2019	$35,000	$ 34,749,245
U.S. Treasury Bills	2.52%	06/20/2019	50,000	49,616,896
U.S. Treasury Bills	2.51%	06/27/2019	35,000	34,715,489
U.S. Treasury Bills	2.48%-2.49%	07/18/2019	70,000	69,335,850
U.S. Treasury Bills	2.48%	07/25/2019	10,000	9,900,639
U.S. Treasury Bills	2.48%	08/01/2019	20,000	19,791,750
U.S. Treasury Bills	2.49%	08/29/2019	30,000	29,629,704
				576,539,512

U.S. Treasury Notes-13.39%

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.07%)(a)	2.47%	04/30/2019	49,000	49,004,824
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(a)	2.45%	10/31/2019	7,000	7,000,601
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)(a)	2.40%	01/31/2020	17,000	16,994,055
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(a)	2.43%	04/30/2020	22,000	22,000,414
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(a)	2.44%	07/31/2020	34,000	33,998,380
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(a)	2.44%	10/31/2020	55,000	54,997,751
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.12%)(a)	2.51%	01/31/2021	31,000	30,989,573
				214,985,598
Total U.S. Treasury Securities (Cost $791,525,110)				791,525,110
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-59.75% (Cost $959,497,235)				959,497,235

			Repurchase Amount
Repurchase Agreements-43.63%(d)

Bank of Montreal, joint term agreement dated 02/15/2019, aggregate maturing value of $150,316,458 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $153,000,061; 0% - 8.00%; 04/25/2019 - 02/15/2049) (e)	2.45%	03/18/2019	15,031,646	15,000,000
BMO Capital Markets Corp., joint term agreement dated 02/15/2019, aggregate maturing value of $360,759,500 (collateralized by domestic agency mortgage-backed securities and U.S. government sponsored agency obligations valued at $367,200,000; 1.96% - 6.00%; 08/25/2023 - 02/20/2069) (e)	2.45%	03/18/2019	30,063,292	30,000,000
Fixed Income Clearing Corp. - State Street Bank, agreement dated 02/28/2019, maturing value of $80,005,733 (collateralized by a U.S. Treasury obligation valued at $81,600,350; 2.75%; 08/31/2023)	2.58%	03/01/2019	80,005,733	80,000,000
ING Financial Markets LLC, term agreement dated 01/11/2019, maturing value of $25,165,806 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $25,500,034; 0% - 5.50%; 08/15/2019 - 02/01/2049)	2.54%	04/15/2019	25,165,806	25,000,000
ING Financial Markets, LLC, joint term agreement dated 02/08/2019, aggregate maturing value of $654,226,083 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $663,000,140; 0% - 7.00%; 06/30/2019 - 01/01/2057)	2.49%	05/13/2019	30,195,050	30,000,000
ING Financial Markets, LLC, joint term agreement dated 02/22/2019, aggregate maturing value of $300,140,000 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $306,000,045; 0% - 7.00%; 08/15/2019 - 02/01/2049) (e)	2.40%	03/01/2019	28,013,067	28,000,000
Metropolitan Life Insurance Co., joint term agreement dated 02/28/2019, aggregate maturing value of $500,249,240 (collateralized by U.S. Treasury obligations valued at $508,609,469; 0% - 4.50%; 04/18/2019 - 02/15/2043) (e)	2.46%	03/07/2019	25,012,058	25,000,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7 Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value

Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 02/28/2019, aggregate maturing value of $2,353,066,783 (collateralized by U.S. Treasury obligations valued at $2,402,216,977; 1.63% - 2.25%; 08/31/2022 - 02/15/2027) (e)	2.47%	03/07/2019	$43,727,241	$43,706,250

Mitsubishi UFJ Trust & Banking Corp., term agreement dated 02/27/2019, maturing value of $25,011,764 (collateralized by a U.S. Treasury obligation valued at $25,501,712; 2.25%; 02/15/2027) (e)	2.42%	03/06/2019	25,011,764	25,000,000

RBC Capital Markets LLC, joint term agreement dated 02/28/2019, aggregate maturing value of $1,000,000,000 (collateralized by domestic agency mortgage-backed securities valued at $1,020,000,000; 0% - 6.50%; 03/25/2019 - 03/25/2058) (e)	2.43%	04/30/2019	85,000,000	85,000,000

Royal Bank of Canada, joint term agreement dated 01/23/2019, aggregate maturing value of $503,087,500 (collateralized by U.S. Treasury obligations valued at $510,000,071; 0.75% - 3.13%; 02/28/2022 - 11/15/2045) (e)	2.47%	04/23/2019	10,061,750	10,000,000

Royal Bank of Canada, joint term agreement dated 01/24/2019, aggregate maturing value of $840,156,125 (collateralized by U.S. Treasury obligations valued at $851,700,099; 0.25% - 4.50%; 08/15/2019 - 02/15/2048) (e)	2.47%	04/24/2019	15,092,625	15,000,000

Royal Bank of Canada, joint term agreement dated 02/06/2019, aggregate maturing value of $503,075,000 (collateralized by U.S. Treasury obligations valued at $510,000,084; 0.13% - 3.75%; 04/15/2021 - 11/15/2043) (e)	2.46%	05/07/2019	15,092,250	15,000,000

Societe Generale, joint open agreement dated 06/25/2018 (collateralized by domestic agency mortgage-backed securities and U.S. government sponsored agency obligations valued at $510,000,000; 0% - 7.00%; 01/01/2020 - 04/20/2065) (f)	2.43%	-	-	15,000,000

Sumitomo Mitsui Banking Corp., joint agreement dated 02/28/2019, aggregate maturing value of $1,000,072,222 (collateralized by domestic agency mortgage-backed securities valued at $1,020,641,494; 3.50%; 04/20/2048)	2.60%	03/01/2019	178,851,407	178,838,491

Wells Fargo Securities, LLC, joint agreement dated 02/28/2019, aggregate maturing value of $760,054,678 (collateralized by U.S. government sponsored agency obligations, domestic agency mortgage-backed securities valued at $775,200,000; 0% - 6.50%; 06/28/2019 - 06/01/2057)	2.59%	03/01/2019	80,005,755	80,000,000

Total Repurchase Agreements (Cost $700,544,841)				700,544,841

TOTAL INVESTMENTS IN SECURITIES(g)-103.38% (Cost $1,660,042,076)				1,660,042,076

OTHER ASSETS LESS LIABILITIES-(3.38)%				(54,274,599)

NET ASSETS-100.00%				$1,605,767,477

Investment Abbreviations:

Gtd.	-Guaranteed
LIBOR	-London Interbank Offered Rate
SOFR	-Secured Overnight Financing Rate
Sr.	-Senior
Unsec.	-Unsecured
USD	-U.S. Dollar
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(b)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on February 28, 2019.

(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(g)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8 Invesco Government Money Market Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:

Investments in securities, excluding repurchase agreements, at value and cost	$ 959,497,235
Repurchase agreements, at value and cost	700,544,841
Receivable for:
Fund shares sold	12,757,272
Interest	928,468
Investment for trustee deferred compensation and retirement plans	257,605
Other assets	70,207
Total assets	1,674,055,628

Liabilities:

Payable for:
Investments purchased	54,793,811
Fund shares reacquired	12,263,637
Dividends	74,352
Accrued fees to affiliates	757,595
Accrued trustees’ and officers’ fees and benefits	5,740
Accrued operating expenses	101,830
Trustee deferred compensation and retirement plans	291,186
Total liabilities	68,288,151
Net assets applicable to shares outstanding	$1,605,767,477

Net assets consist of:

Shares of beneficial interest	$1,605,513,439
Distributable earnings	254,038
$1,605,767,477

Net Assets:

Invesco Cash Reserve Shares	$1,299,414,017
Class AX	$ 81,110,101
Class C	$ 38,700,170
Class CX	$ 669,119
Class R	$ 25,871,257
Class Y	$ 34,104,501
Investor Class	$ 125,886,123
Class R6	$ 12,189

Shares outstanding, no par value, unlimited number of shares authorized:

Invesco Cash Reserve Shares	1,299,430,691
Class AX	81,111,251
Class C	38,700,674
Class CX	669,127
Class R	25,871,589
Class Y	34,104,947
Investor Class	125,887,774
Class R6	12,189
Net asset value and offering price per share for each class	$ 1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco Government Money Market Fund

Statement of Operations
For the year ended February 28, 2019

Investment income:

Interest	$27,113,876

Expenses:

Advisory fees	1,937,765

Administrative services fees	695,124

Custodian fees	384

Distribution fees:
Invesco Cash Reserve Shares	1,442,769

Class AX	129,940

Class C	553,289

Class CX	32,286

Class R	106,564

Transfer agent fees - Invesco Cash Reserve Shares, AX, C, CX, R, Y and Investor	2,668,485

Transfer agent fees - R6	12

Trustees’ and officers’ fees and benefits	38,070

Registration and filing fees	185,586

Reports to shareholders	44,198

Professional services fees	4,988

Other	(4,504)

Total expenses	7,834,956

Less: Fees waived and expense offset arrangement(s)	(41,512)

Net expenses	7,793,444

Net investment income	19,320,432

Realized and unrealized gain (loss) from:

Net realized gain (loss) from investment securities	(1,472)

Net increase in net assets resulting from operations	$19,318,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Government Money Market Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018

Operations:

Net investment income	$19,320,432	$4,649,266

Net realized gain (loss)	(1,472)	(50,183)

Net increase in net assets resulting from operations	19,318,960	4,599,083

Distributions to shareholders from distributable earnings:(1)

Invesco Cash Reserve Shares	(14,729,147)	(3,155,556)

Class AX	(1,281,740)	(380,739)

Class B	-	(10,034)

Class BX	-	(979)

Class C	(458,067)	(194,685)

Class CX	(25,911)	(11,773)

Class R	(328,797)	(83,339)

Class Y	(524,759)	(166,778)

Investor Class	(1,971,836)	(645,313)

Class R6	(183)	(68)

Total distributions from distributable earnings	(19,320,440)	(4,649,264)

Share transactions-net:

Invesco Cash Reserve Shares	483,786,108	(25,373,654)

Class AX	(10,796,325)	(10,837,385)

Class B	-	(7,935,112)

Class BX	-	(750,904)

Class C	(26,711,159)	(23,190,587)

Class CX	(3,444,863)	(844,650)

Class R	(1,515,629)	(7,406,001)

Class Y	4,024,953	2,342,805

Investor Class	8,255,956	(5,831,421)

Class R6	2,189	10,000

Net increase (decrease) in net assets resulting from share transactions	453,601,230	(79,816,909)

Net increase (decrease) in net assets	453,599,750	(79,867,090)

Net assets:

Beginning of year	1,152,167,727	1,232,034,817

End of year	$1,605,767,477	$1,152,167,727

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco Government Money Market Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco Government Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of eight different classes of shares: Invesco Cash Reserve Shares, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6. Class AX and Class CX shares are closed to new investors. Class Y and Investor Class shares are available only to certain investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve Shares, Class AX, Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to liquidity fee and redemption gate requirements at this time, as permitted by Rule 2a-7.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

12 Invesco Government Money Market Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s prorata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2019, Invesco voluntarily waived class level expenses of $13,790 and $864 of Class C and Class CX shares, respectively, in order to increase the yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve Shares, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6shares of the Fund. The Trust has adopted plans pursuant to Rule12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve Shares, Class AX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve Shares and Class AX shares, 0.90% of the average daily net assets of Class C and Class CX shares and 0.40% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee

13 Invesco Government Money Market Fund

under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution fees.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $28,656, $14,796 and $9 from Invesco Cash Reserve Shares, Class C and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $26,858.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018:

	2019	2018
Ordinary income	$19,320,440	$4,649,264

14 Invesco Government Money Market Fund

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$558,006

Temporary book/tax differences	(252,312)

Capital loss carryforward	(51,656)

Shares of beneficial interest	1,605,513,439

Total net assets	$1,605,767,477

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2019 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$51,656	$-	$51,656

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Share Information

	Summary of Share Activity

	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:

Invesco Cash Reserve Shares	1,625,821,651	$1,625,821,651	778,781,266	$778,781,266

Class AX	11,117,507	11,117,507	12,898,331	12,898,331

Class B(b)	-	-	757,926	757,926

Class BX(b)	-	-	1,195	1,195

Class C	53,294,381	53,294,381	46,158,179	46,158,179

Class CX	74,248	74,248	162,080	162,080

Class R	10,236,938	10,236,938	15,121,795	15,121,795

Class Y	40,526,564	40,526,564	69,340,694	69,340,694

Investor Class	50,488,673	50,488,673	53,601,182	53,601,182

Class R6(c)	2,981	2,981	10,000	10,000

Issued as reinvestment of dividends:

Invesco Cash Reserve Shares	14,729,147	14,729,147	2,944,351	2,944,351

Class AX	1,281,740	1,281,740	370,970	370,970

Class B(b)	-	-	8,291	8,291

Class BX(b)	-	-	870	870

Class C	458,067	458,067	184,946	184,946

Class CX	25,507	25,507	11,382	11,382

Class R	328,797	328,797	81,754	81,754

Class Y	524,759	524,759	159,498	159,498

Investor Class	1,971,836	1,971,836	634,049	634,049

Class R6	4	4	-	-

15 Invesco Government Money Market Fund

	Summary of Share Activity

	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Conversion of Class B and BX shares to Invesco Cash Reserve and Class AX Shares(d):

Invesco Cash Reserve Shares	-	$-	5,561,657	$5,561,657

Class AX	-	-	480,074	480,074

Class B	-	-	(5,561,657)	(5,561,657)

Class BX	-	-	(480,074)	(480,074)

Reacquired:

Invesco Cash Reserve Shares	(1,156,764,690)	(1,156,764,690)	(812,660,928)	(812,660,928)

Class AX	(23,195,572)	(23,195,572)	(24,586,760)	(24,586,760)

Class B(b)	-	-	(3,139,672)	(3,139,672)

Class BX(b)	-	-	(272,895)	(272,895)

Class C	(80,463,607)	(80,463,607)	(69,533,712)	(69,533,712)

Class CX	(3,544,618)	(3,544,618)	(1,018,112)	(1,018,112)

Class R	(12,081,364)	(12,081,364)	(22,609,550)	(22,609,550)

Class Y	(37,026,370)	(37,026,370)	(67,157,387)	(67,157,387)

Investor Class	(44,204,553)	(44,204,553)	(60,066,652)	(60,066,652)

Class R6	(796)	(796)	-	-

Net increase (decrease) in share activity	453,601,230	$453,601,230	(79,816,909)	$(79,816,909)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B and Class BX shares activity for the March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares and Class BX shares were converted to Invesco Cash Reserves shares and Class AX shares, respectively.

16 Invesco Government Money Market Fund

NOTE 9–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Invesco Cash Reserve Shares
Year ended 02/28/19	$1.00	$0.02	$(0.00)	$0.02	$(0.02)	$1.00	1.50%	$1,299,414	0.58	%(c)	0.58	%(c)	1.52	%(c)
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.40	815,631	0.68		0.68		0.39
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	841,039	0.43		0.68		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	796,108	0.23		0.85		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	746,067	0.14		0.86		0.06
Class AX
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.50	81,110	0.58	(c)	0.58	(c)	1.52	(c)
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.40	91,906	0.68		0.68		0.39
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	102,748	0.43		0.68		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	117,923	0.23		0.85		0.05
Year ended 02/28/15	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	133,319	0.14		0.86		0.06
Class C
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.76	38,700	1.31	(c)	1.33	(c)	0.79	(c)
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	65,411	0.81		1.43		0.26
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	88,605	0.43		1.43		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	90,970	0.23		1.60		0.05
Year ended 02/28/15	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	72,271	0.14		1.61		0.06
Class CX
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.77	669	1.31	(c)	1.33	(c)	0.79	(c)
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	4,114	0.81		1.43		0.26
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	4,959	0.43		1.43		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	6,509	0.23		1.60		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	7,481	0.14		1.61		0.06
Class R
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.25	25,871	0.83	(c)	0.83	(c)	1.27	(c)
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	27,387	0.80		0.93		0.27
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	34,794	0.43		0.93		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	38,241	0.23		1.10		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	41,079	0.14		1.11		0.06
Class Y
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.65	34,105	0.43	(c)	0.43	(c)	1.67	(c)
Year ended 02/28/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.55	30,080	0.53		0.53		0.54
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	27,738	0.40		0.53		0.09
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	22,602	0.23		0.70		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	14,790	0.14		0.71		0.06
Investor Class
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.65	125,886	0.43	(c)	0.43	(c)	1.67	(c)
Year ended 02/28/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.55	117,630	0.53		0.53		0.54
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	123,466	0.40		0.53		0.09
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	152,042	0.23		0.70		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	146,621	0.14		0.71		0.06
Class R6
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.80	12	0.36	(c)	0.38	(c)	1.74	(c)
Year ended 02/28/18(d)	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.69	10	0.37	(e)	0.37	(e)	0.70	(e)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Ratios are based on average daily net assets (000’s omitted) of $961,846, $86,627, $61,477, $3,587, $26,641, $31,919, $119,737, and $10 for Invesco Cash Reserve Shares, Class AX, Class C, Class CX, Class R, Class Y, Investor Class, and Class R6 shares, respectively.

(d)	Commencement date of April 4, 2017.
(e)	Annualized.

17 Invesco Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Government Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Government Money Market Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

18 Invesco Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
		Ending Account Value (02/28/19)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Invesco Cash Reserve Shares	$1,000.00	$1,008.60	$2.94	$1,021.87	$2.96	0.59%
AX	1,000.00	1,008.60	2.94	1,021.87	2.96	0.59
C	1,000.00	1,004.90	6.66	1,018.15	6.71	1.34
CX	1,000.00	1,004.90	6.66	1,018.15	6.71	1.34
R	1,000.00	1,007.30	4.18	1,020.63	4.21	0.84
Y	1,000.00	1,009.30	2.19	1,022.61	2.21	0.44
Investor	1,000.00	1,009.30	2.19	1,022.61	2.21	0.44
R6	1,000.00	1,009.80	1.69	1,023.11	1.71	0.34

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

19 Invesco Government Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	37.95%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

20 Invesco Government Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in Fund
			Complex	Other Directorship(s)
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Held by Trustee During
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Past 5 Years
Interested Persons
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	158	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
Philip A. Taylor[2] - 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly

			158	None
		known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1 Invesco Government Money Market Fund

Trustees and Officers–(continued)

			Number of
			Funds in Fund
			Complex	Other Directorship(s)
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Held by Trustee During
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. - 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli - 1949 Trustee	2016	Adjunct Professor, University of Denver - Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson - 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2 Invesco Government Money Market Fund

Trustees and Officers–(continued)

			Number of
			Funds in Fund
			Complex	Other Directorship(s)
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Held by Trustee During
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Past 5 Years
Other Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange- Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3 Invesco Government Money Market Fund

Trustees and Officers–(continued)

			Number of
			Funds in Fund
			Complex	Other Directorship(s)
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Held by Trustee During
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Past 5 Years
Other Officers–(continued)
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan - 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	2 Hanson Place
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Brooklyn, NY 11217-1431

T-4 Invesco Government Money Market Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	GMKT-AR-1

Annual Report to Shareholders	February 28, 2019

Invesco Income Fund Nasdaq: A: AGOVX ◾ C: AGVCX ◾ R: AGVRX ◾ Y: AGVYX ◾ Investor: AGIVX ◾ R5: AGOIX ◾ R6: AGVSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

                                          The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2 Invesco Income Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2019, Class A shares of Invesco Income Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.66%
Class C Shares	0.78
Class R Shares	1.41
Class Y Shares	1.80
Investor Class Shares	1.71
Class R5 Shares	1.87
Class R6 Shares	1.88
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	3.17

Source(s): ▼FactSet Research Systems Inc.

Market conditions and your Fund

Effective July 26, 2018, the Fund’s name was changed from Invesco U.S. Government Fund to Invesco Income Fund. In conjunction with the name change, the Fund switched from a strategy that principally invested in government and government-backed securities to one that takes on a multi-sector approach with an emphasis on structured securities – commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS), asset-backed securities (ABS) and collateralized loan obligations (CLOs).

    The fiscal year proved to be an increasingly volatile time for the US bond market. The reporting period began with a surge in both interest rates and volatility, which was driven in part by fears of a material pickup in inflation in addition to a significant increase in US Treasury supply. Interest rates continued to climb as 2018 progressed against a backdrop of vibrant US economic growth, low unemployment, strong consumer confidence, equity markets near record highs and inflation expectations maintaining at a moderate pace. Market conditions prior to the Fund’s strategy change proved to be favorable for the Fund on an absolute basis. By October 2018, volatility returned fueled by a deceleration in global gross domestic product growth, ongoing trade disputes, rising geopolitical uncertainties and volatile equity market returns. During the last two months of the fiscal year, investors experienced a significant reversal in risk sentiment as credit assets all posted solid returns after a challenging end to 2018. A change in sentiment from the US Federal Reserve (the Fed), strong corporate earnings and an uptick in oil prices buoyed the market for credit-sensitive assets. The yield curve flattened during the fiscal year as the two-year US Treasury yield rose 27 basis points, while the 30-year US Treasury yield fell 4 basis points.1 (A basis point is 0.01%.) The 10-year US Treasury yield ended the fiscal year at 2.73%, 14 basis points lower than where it began the fiscal year.1

    The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.17% during the fiscal year. Structured credit sectors, such as CMBS, RMBS and ABS, all posted positive total returns aided by healthy fundamentals and conservative underwriting. Agency mortgage-backed securities also posted positive returns and outperformed US Treasury hedges by 6 basis points as steady demand from banks and real estate investment trusts provided support to valuations.2 Short-term investment grade corporate credit posted modest gains during the fiscal year. Out-of-index exposures, such as high yield credit, continued to generate strong returns. US dollar-denominated emerging market corporate debt also posted strong returns and performed better than investment grade corporate credit, but fell short of high yield debt.

    Given this market backdrop, the Fund’s total return at NAV for the fiscal year was positive, but the Fund underperformed its broad market benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. During the fiscal year, the Fund benefited from its overweight allocation to and security selection in new issue CMBS relative to the broad market benchmark. The Fund also benefited from its out-of-index exposure to emerging market debt. The Fund’s security selection within high yield corporate bonds detracted from Fund performance. The Fund’s duration underweight, relative to the broad market benchmark, also detracted from the Fund’s performance as interest rates fell during the fiscal year.

Portfolio Composition
By security type	% of total net assets

Asset-Backed Securities	65.3%
Common Stocks & Other Equity
Interests	9.3
Agency Credit Risk Transfer notes	8.6
U.S. Dollar Denominated Bonds & Notes	7.1
U.S. Treasury Securities	7.1
Preferred Stocks	3.1
Security types each less than 1% of the portfolio	0.5
Money Market Funds
Plus Other Assets Less Liabilities	(1.0)

Top Five Debt Issuers*
% of total net assets

1.	U.S. Treasury Notes	6.6%
2.	Commercial Mortgage Trust	6.6
3.	Invitation Homes Trust	4.9
4.	Progress Residential Trust	4.6
5.	Wells Fargo Commercial Mortgage Trust	4.5

Total Net Assets	$475.8 million
Total Number of Holdings*	334

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of February 28, 2019.

4 Invesco Income Fund

    The Fund utilizes duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration was managed with cash, bonds and futures positions. Buying and selling interest rate futures contracts was an important tool we used to manage interest rate risk.

    Please note that our strategy is implemented using derivative instruments, including futures, swaps and options. Therefore, a portion of the performance of the Fund, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon, and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    We welcome new investors who joined the Fund during the fiscal year and thank you for your investment in Invesco Income Fund.

1 Source: US Department of the Treasury

2 Source: Barclays Live

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Philip Armstrong Portfolio Manager, is manager of Invesco Income Fund. He joined Invesco in 2015. Mr. Armstrong earned a
BS in economics and management from Skidmore College.

Mario Clemente Portfolio Manager, Head of Structured Investments and Stable Value for Invesco Fixed Income, is manager of
Invesco Income Fund. He joined Invesco in 2014. Mr. Clemente earned an undergraduate degree in finance and international business from Hofstra University and an MBA from the Stern School of Business at New York University.

Kevin Collins Portfolio Manager and Head of Commercial Mortgage Credit for Invesco Fixed Income, is manager of Invesco
Income Fund. He joined Invesco in 2007. Mr. Collins earned a BS in accounting from Florida State University and earned an MBA from the Kellogg School of Management at North-western University.

Clint Dudley Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Income Fund. He joined
Invesco in 1998. Mr. Dudley earned a BBA and an MBA from Baylor University.

David Lyle Portfolio Manager and Head of Residential Credit, is manager of Invesco Income Fund. He joined Invesco in
2006. Mr. Lyle earned a Bachelor of Engineering degree from Vanderbilt University.

Brian Norris Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Income Fund. He joined
Invesco in 2001. Mr. Norris earned a BS in business administration with a concentration in finance from the University of Louisville.

5 Invesco Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/09

1 Source: FactSet Research System Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Income Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	4.74%
10 Years	1.64
5 Years	0.29
1 Year	-2.62

Class C Shares*
Inception (8/4/97)	3.33%
10 Years	1.33
5 Years	0.39
1 Year	-0.20

Class R Shares
Inception (6/03/02)	2.82%
10 Years	1.83
5 Years	0.92
1 Year	1.41

Class Y Shares
Inception (10/3/08)	2.66%
10 Years	2.35
5 Years	1.42
1 Year	1.80

Investor Class Shares
Inception (9/30/03)	2.84%
10 Years	2.10
5 Years	1.20
1 Year	1.71

Class R5 Shares
Inception (4/29/05)	3.33%
10 Years	2.47
5 Years	1.53
1 Year	1.87

Class R6 Shares
10 Years	2.15%
5 Years	1.29
1 Year	1.88
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	4.67%
10 Years	1.12
5 Years	-0.05
1 Year	-6.99

Class C Shares
Inception (8/4/97)	2.80%
10 Years	0.81
5 Years	0.06
1 Year	-4.55

Class R Shares
Inception (6/3/02)	2.66%
10 Years	1.32
5 Years	0.57
1 Year	-3.11

Class Y Shares
Inception (10/3/08)	2.40%
10 Years	1.83
5 Years	1.07
1 Year	-2.62

Investor Class Shares
Inception (9/30/03)	2.67%
10 Years	1.59
5 Years	0.85
1 Year	-2.82

Class R5 Shares
Inception (4/29/05)	3.14%
10 Years	1.95
5 Years	1.20
1 Year	-2.53

Class R6 Shares
10 Years	1.62%
5 Years	0.93
1 Year	-2.62
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 0.98%, 1.73%, 1.23%, 0.73%, 0.96%, 0.58% and 0.57%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco Income Fund

Invesco Income Fund’s investment objective is current income, and secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the

8 Invesco Income Fund

Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. The Fund concentrates its investments in the real estate finance industry. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related

9 Invesco Income Fund

companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10 Invesco Income Fund

Schedule of Investments

February 28, 2019

	Principal Amount	Value

Asset-Backed Securities-65.31%

Adagio V CLO DAC, Series V-X, Class E, 3.20% (3 mo. EURIBOR + 3.20%), 10/15/2031(a)(b)	$4,000,000	$4,482,993

Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A, 4.83%, 11/20/2022(a)	5,000,000	5,093,076

Series 2012-1A, Class A, 4.95%, 03/20/2025(a)	3,000,000	3,087,741

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO Variable Rate Pass Through Ctfs., 0.85%, 09/15/2048(b)	18,772,446	809,498

BANK, Series 2018-BN14, Class E, Variable Rate Pass Through Ctfs., 3.00%, 09/15/2060(a)(b)	5,750,000	4,369,270

Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, Variable Rate Pass Through Ctfs., 4.23%, 01/25/2035(b)	599,317	609,602

Benchmark Mortgage Trust, Series 2018-B6, Class E, Variable Rate Pass Through Ctfs., 3.12%, 10/10/2051(a)(b)	8,000,000	6,348,495

Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, Pass Through Ctfs., 5.68%, 12/16/2041(a)(c)	5,584,063	5,749,711

CAL Funding III Ltd., Series 2018-1A, Class B, 4.80%, 02/25/2043(a)	1,800,000	1,791,111

Series 2018-2A, Class B, 5.22%, 09/25/2043(a)	3,833,333	3,919,151

Castlelake Aircraft Securitization Trust 2018-1, Series 2018-1, Class B, Pass Through Ctfs., 5.30%, 06/15/2043(a)	932,650	935,684

Cerberus Loan Funding XXV L.P., Variable Rate, 6.58% (3 mo. USD LIBOR + 3.80%), 10/15/2030(a)(d)	2,100,000	2,020,378

Chase Mortgage Trust, Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(a)(b)	2,570,500	2,557,912

Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(a)(b)	3,265,025	3,227,447

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class D, Variable Rate Pass Through Ctfs., 4.42%, 04/10/2023(a)(b)	4,885,000	4,880,843

Series 2014-GC25, Class C, Variable Rate Pass Through Ctfs., 4.53%, 10/10/2047(b)	4,000,000	4,075,099

Series 2015-GC29, Class D, Pass Through Ctfs., 3.11%, 04/10/2048(a)	5,000,000	4,374,334

	Principal Amount	Value

Commercial Mortgage Trust, Series 2014-CR16, Class C, Variable Rate Pass Through Ctfs., 4.91%, 04/10/2047(b)	$10,000,000	$10,376,832

Series 2014-CR19, Class C, Variable Rate Pass Through Ctfs., 4.71%, 08/10/2024(b)	4,578,800	4,699,676

Series 2014-UBS4, Class C, Variable Rate Pass Through Ctfs., 4.63%, 07/10/2028(b)	5,000,000	5,022,025

Series 2015-CR24, Class B, Variable Rate Pass Through Ctfs., 4.38%, 08/10/2048(b)	6,800,000	7,055,245

Series 2015-CR26, Class C, Variable Rate Pass Through Ctfs., 4.48%, 10/10/2048(b)	4,000,000	4,056,331

CSAIL Commercial Mortgage Trust, Series 2017-CX9, Class D, Variable Rate Pass Through Ctfs., 4.16%, 09/15/2050(a)(b)	6,304,000	5,674,329

Series 2018-C14, Class E, Variable Rate Pass Through Ctfs., 4.89%, 11/15/2051(a)(b)	4,548,000	3,924,794

Flagstar Mortgage Trust, Series 2018-5, Class B1, Variable Rate Pass Through Ctfs., 4.56%, 09/25/2048(a)(b)	1,686,836	1,727,400

Series 2018-5, Class B2, Variable Rate Pass Through Ctfs., 4.56%, 09/25/2048(a)(b)	2,021,227	2,033,039

Series 2018-6RR, Class B2, Variable Rate Pass Through Ctfs., 5.06%, 10/25/2048(a)(b)	2,982,337	3,077,503

Series 2018-6RR, Class B3, Variable Rate Pass Through Ctfs., 5.06%, 10/25/2048(a)(b)	2,982,337	3,003,413

Galton Funding Mortgage Trust, Series 2018-2, Series A41, Variable Rate Pass Through Ctfs., 4.50%, 10/25/2058(a)(b)	4,437,554	4,518,605

GPT Mortgage Trust, Series 2018-GPP, Class D, Floating Rate Pass Through Ctfs., 4.34% (1 mo. USD LIBOR + 1.85%), 06/15/2035(a)(d)	3,491,747	3,451,227

GS Mortgage Securities Corp II, Series 2017-SLP, Class E, Variable Rate Pass Through Ctfs., 4.59%, 10/10/2032(a)(b)	5,050,000	4,934,212

GS Mortgage Securities Corp. Trust, Series 2018-TWR, Class G, Variable Rate Pass Through Ctfs., 6.41% (1 mo. USD LIBOR + 3.92%), 07/15/2021(a)(d)	3,000,000	2,960,917

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco Income Fund

	Principal Amount	Value

Hertz Vehicle Financing II L.P., Series 2016-4A, Class C, Pass Through Ctfs., 5.06%, 07/25/2022(a)	$6,000,000	$6,045,433

Series 2017-2A, Class C, Pass Through Ctfs., 5.31%, 10/25/2023(a)	5,000,000	5,076,395

Series 2019-1A, Class B, Pass Through Ctfs., 4.10%, 03/25/2023(a)	2,500,000	2,512,621

Series 2019-1A, Class C, Pass Through Ctfs., 4.99%, 03/25/2023(a)	500,000	502,617

Home Partners of America Trust, Series 2017-1, Class E, Variable Rate Pass Through Ctfs., 5.13% (1 mo. USD LIBOR + 2.65%), 07/17/2034(a)(d)	5,000,000	5,006,242

Homeward Opportunities Fund I Trust, Series 2018-1, Class M1, Variable Rate Pass Through Ctfs., 4.55%, 06/25/2048(a)(b)	4,000,000	3,943,752

Invitation Homes Trust, Series 2017-SFR2, Class E, Floating Rate Pass Through Ctfs., 4.73% (1 mo. USD LIBOR + 2.25%), 12/17/2036(a)(d)	4,375,000	4,384,093

Series 2018-SFR1, Series E, Floating Rate Pass Through Ctfs., 4.48% (1 mo. USD LIBOR + 2.00%), 03/17/2037(a)(d)	6,057,000	6,020,722

Series 2018-SFR2, Class E, Floating Rate Pass Through Ctfs., 4.49% (1 mo. USD LIBOR + 2.00%), 06/17/2037(a)(d)	5,000,000	4,969,912

Series 2018-SFR4, Series E, Floating Rate Pass Through Ctfs., 4.43% (1 mo. USD LIBOR + 1.95%), 01/17/2038(a)(d)	4,000,000	4,010,722

Series 2018-SFR4, Series F, Floating Rate Pass Through Ctfs., 4.68% (1 mo. USD LIBOR + 2.20%), 01/17/2038(a)(d)	4,000,000	4,010,719

Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, Pass Through Ctfs., 4.85%, 07/30/2047(a)	1,477,500	1,493,744

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class E, Floating Rate Pass Through Ctfs., 4.90% (1 mo. USD LIBOR + 2.41%), 06/15/2020(a)(d)	2,000,000	1,987,190

Series 2018-PHH, Class F, Floating Rate Pass Through Ctfs., 5.50% (1 mo. USD LIBOR + 3.01%), 06/15/2020(a)(d)	2,000,000	2,002,714

Series 2018-WPT, Class DFL, Floating Rate Pass Through Ctfs., 5.06% (1 mo. USD LIBOR + 2.25%), 07/05/2033(a)(d)	3,000,000	2,997,485

	Principal Amount	Value

JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class D, Variable Rate Pass Through Ctfs., 3.91%, 12/15/2024(a)(b)	$4,000,000	$3,629,120

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class D, Pass Through Ctfs., 3.07%, 02/15/2048(a)	3,200,000	2,801,582

Series 2015-C24, Class D, Pass Through Ctfs., 3.26%, 07/15/2025(a)	5,000,000	4,391,950

Morgan Stanley Capital I Trust, Series 2018-H4, Class C, Floating Rate Pass Through Ctfs., 5.08%, 12/15/2051(d)	5,000,000	5,178,610

New Residential Mortgage Loan Trust, Series 2018-NQM1, Class B1, Variable Rate Pass Through Ctfs., 5.28%, 11/25/2048(a)(b)	4,184,000	4,305,645

Series 2018-NQM1, Class M1, Variable Rate Pass Through Ctfs., 4.62%, 11/25/2048(a)(b)	4,000,000	4,000,051

Progress Residential Trust, Series 2017-SFR2, Class D, Pass Through Ctfs., 3.60%, 12/17/2034(a)	3,413,000	3,358,530

Series 2017-SFR2, Class E, Pass Through Ctfs., 4.14%, 12/17/2034(a)	3,000,000	2,993,717

Series 2018-SFR1, Class F, Pass Through Ctfs., 4.78%, 03/17/2035(a)	525,000	523,052

Series 2018-SFR2, Class E, Pass Through Ctfs., 4.66%, 08/17/2035(a)	3,000,000	3,040,657

Series 2018-SFR3, Class D, Pass Through Ctfs., 4.43%, 10/17/2035(a)	7,000,000	7,060,171

Series 2019-SFR1, Class E, Pass Through Ctfs., 4.47%, 08/17/2035(a)	5,000,000	5,021,021

Residential Mortgage Loan Trust, Series 2019-1, Class A1, Variable Rate Pass Through Ctfs., 4.59%, 10/25/2058(a)(b)	5,000,000	5,017,267

Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M, Variable Rate Pass Through Ctfs., 4.75%, 06/25/2057(a)(b)	3,000,000	2,887,101

SPS Servicer Advance Receivables Trust, Series 2018-T1, Class DT1, Pass Through Ctfs., 4.50%, 10/17/2050(a)	2,100,000	2,103,862

Starwood Mortgage Residential Trust, Series IMC2, Class A3, Variable Rate Pass Through Ctfs., 4.38%, 10/25/2048(a)(b)	4,500,333	4,553,433

Textainer Marine Containers V Ltd., Series 2017-2A, Class B, Pass Through Ctfs., 4.75%, 06/20/2042(a)	1,911,995	1,896,297

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco Income Fund

	Principal Amount	Value

Textainer Marine Containers VII Ltd., Series 2018-1A, Class B, Pass Through Ctfs., 4.93%, 07/20/2043(a)	$6,083,300	$6,074,432

Thunderbolt II Aircraft Lease Ltd.(Cayman Islands), Series 2017-A, Class B, Pass Through Ctfs., 5.75%, 05/17/2032(a)(c)	7,066,706	7,265,157

Series 2018-A, Class B, Pass Through Ctfs., 5.07%, 09/15/2038(a)(c)	4,851,191	4,839,969

Towd Point Mortgage Trust, Series 2015-1, Class AES, Variable Rate Pass Through Ctfs., 3.00%, 10/25/2053(a)(b)	1,735,799	1,730,732

Series 2018-5, Variable Rate Pass Through Ctfs., 3.25%, 07/25/2058(a)(b)	5,708,530	5,624,437

Tricon American Homes Trust, Series 2018-SFR1, Class D, Pass Through Ctfs., 4.17%, 05/17/2037(a)	2,000,000	1,999,240

Triton Container Finance VI LLC, Series 2018-2A, Class A, Pass Through Ctfs., 5.05%, 06/22/2043(a)	4,200,000	4,228,913

Verus Securitization Trust, Series 2018, Class A3, Variable Rate Pass Through Ctfs., 4.71%, 10/25/2058(a)(b)	4,924,784	4,973,611

Series 2018-2, Class B1, Variable Rate Pass Through Ctfs., 4.43%, 06/01/2058(a)(b)	5,000,000	4,931,250

Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class D, Variable Rate Pass Through Ctfs., 3.96%, 12/15/2024(a)(b)	6,000,000	5,414,802

Series 2015-C28, Class B, Variable Rate Pass Through Ctfs., 4.13%, 05/15/2048(b)	7,100,000	7,174,514

Series 2015-NXS2, Class D, Variable Rate Pass Through Ctfs., 4.25%, 07/15/2025(b)	6,000,000	5,707,064

Series 2017-RC1, Class D, Pass Through Ctfs., 3.25%, 01/15/2060(a)	4,000,000	3,314,820

Wendy’s Funding LLC, Series 2015-1A, Class A23, 4.50%, 06/15/2045(a)	4,837,500	4,892,811

Total Asset-Backed Securities (Cost $308,940,011)		310,746,072

	Shares
Common Stocks & Other Equity Interests-9.26%
Fixed Income Funds-2.63%
BlackRock Corporate High Yield Fund VI, Inc.	490,000	5,022,500

First Trust High Income Long/Short Fund	172,500	2,515,050

Nuveen Global High Income Fund	157,500	2,384,550

Wells Fargo Advantage Income Opportunities Fund	325,000	2,567,500

		12,489,600

	Shares	Value

Mortgage REITs-6.63%
AGNC Investment Corp.	280,000	$4,942,000

Annaly Capital Management, Inc.	500,000	5,065,000

New Residential Investment Corp.	525,000	8,683,500

New York Mortgage Trust, Inc.	500,000	3,000,000

Starwood Property Trust, Inc.	225,000	5,046,750

TPG RE Finance Trust, Inc.	240,000	4,804,800

		31,542,050

Total Common Stocks & Other Equity Interests (Cost $45,183,456)		44,031,650

	Principal Amount
Agency Credit Risk Transfer Notes-8.57%
Cadogan Square CLC, (Ireland), Series 13A, Floating Rate Pass Through Ctfs., 1.00%, (3 mo. EURIBOR + 2.60%) 01/15/2032(a)(d)	$2,400,000	2,730,210

Fannie Mae Connecticut Avenue Securities 7.99% (1 mo. USD LIBOR + 5.50%), 09/25/2029(b)	3,825,000	4,358,793

6.04% (1 mo. USD LIBOR + 3.55%), 07/25/2030(b)	5,000,000	5,020,913

4.69% (1 mo. USD LIBOR + 2.20%), 08/25/2030(b)	1,400,000	1,406,329

6.99% (1 mo. USD LIBOR + 4.50%), 12/25/2030(b)	3,500,000	3,578,117

Freddie Mac Series 2018-HQA1, Class M2, Floating Rate STACR® Debt Notes, 4.79%, (1 mo. USD LIBOR + 2.30%) 09/25/2030(d)	5,000,000	5,005,217

Series 2018-HRP2, Class M3, Floating Rate STACR® Debt Notes, 4.91%, (1 mo. USD LIBOR + 2.40%) 02/25/2047(a)(d)	5,000,000	5,123,513

Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-DNA2, Class B1, Floating Rate STACR® Debt Notes, 7.64%, (1 mo. USD LIBOR + 5.15%) 10/25/2029(d)	805,000	913,584

Series 2018-SPI3, Class M1, Variable Rate STACR® Debt Notes, 4.17%, 08/25/2048(a)(d)	2,638,243	2,650,618

Golub Capital Partners CLO Ltd., (Cayman Islands), Series 2017 A, Class 34 M, 1.00%, (3 mo. USD LIBOR + 3.65%) 03/14/2031(b)	5,000,000	5,000,000

Strata CLO, Ltd., (Cayman Islands), Series 1A, Class D, Floating Rate Pass Through Ctfs., 6.99%, (3 mo. USD LIBOR + 4.06%) 01/15/2031(d)	5,000,000	4,975,242

Total Agency Credit Risk Transfer Notes (Cost $40,919,975)		40,762,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13 Invesco Income Fund

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes-7.13%

Diversified Banks-2.38%
Banco do Brasil S.A. (Brazil), REGS, Sr. Unsec. Medium Term Notes, 4.88%, 04/19/2023(a)	$2,500,000	$2,560,000

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander (Mexico), Unsec. Sub. Floating Rate Notes, 5.95% (5 yr. U.S. Treasury Yield Curve Rate + 3.00%), 10/01/2028(a)(d)	5,000,000	5,111,250

Industrial Senior Trust (Guatemala), REGS, Sr. Unsec. Gtd. Euro Notes, 5.50%, 11/01/2022(a)	2,500,000	2,525,000

Lloyds Banking Group PLC (United Kingdom), Jr. Unsec. Sub. Global Floating Rate Bonds, 7.50% (5 yr. U.S. Swap Rate + 4.50%), 12/31/2099(d)	1,110,000	1,136,612

		11,332,862

Diversified Capital Markets-0.53%

Credit Suisse Group AG (Switzerland), Jr. Unsec. Floating Rate Notes, 7.25%(a)(d)	2,500,000	2,503,688

Electric Utilities-0.51%

Inkia Energy Ltd. (Peru), REGS, Sr. Unsec. Euro Notes, 5.88%, 11/09/2027(a)	2,500,000	2,415,625

Integrated Oil & Gas-1.62%

Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.25%, 03/17/2024	3,750,000	3,983,437

Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 6.88%, 08/04/2026	3,750,000	3,739,125

		7,722,562

Real Estate Development-0.49%

Longfor Group Holdings Ltd. (China), REGS, Sr. Unsec. Euro Bonds, 4.50%, 01/16/2028(a)	2,500,000	2,354,438

Sovereign Debt-1.60%

Dominican Republic International Bond (Dominican Repubic), REGS, Sr. Unsec. Euro Notes, 6.88%, 01/29/2026(a)	2,500,000	2,715,625

Honduras Government International Bond (Honduras), REGS, Sr. Unsec. Euro Notes, 6.25%, 01/19/2027(a)	2,500,000	2,596,925

Oman Government International Bond (Oman), REGS, Sr. Unsec. Euro Notes, 4.75%, 06/15/2026(a)	2,500,000	2,296,615

		7,609,165

Total U.S. Dollar Denominated Bonds & Notes (Cost $33,346,159)		33,938,340

	Principal Amount	Value

U.S. Treasury Securities-7.08%

U.S. Treasury Bills-0.44%
2.40% - 2.43%, 06/27/2019(e)(f)	$2,090,000	$2,073,601

U.S. Treasury Notes-6.64%
2.88%, 10/31/2020	14,000,000	14,072,734

2.63%, 11/15/2020	4,000,000	4,004,688

2.75%, 11/30/2020	8,000,000	8,027,188

2.50%, 12/31/2020	5,500,000	5,495,703

		31,600,313

Total U.S. Treasury Securities (Cost $33,665,502)		33,673,914

	Shares
Preferred Stocks-3.10%

Mortgage REITs-3.10%
AGNC Investment Corp., Series C, 7.00% Pfd.	200,000	5,114,000

Annaly Capital Management, Inc., Series G, 6.50% Pfd.	200,000	4,794,000

Two Harbors Investment Corp., Series C, 7.25% Pfd.	200,000	4,834,000

Total Preferred Stocks (Cost $15,220,564)		14,742,000

	Principal Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities-0.50%

Collateralized Mortgage Obligations-0.01%
Fannie Mae REMICs 5.00%, 08/25/2019	$8,318	8,312

2.25%, 02/25/2021	10,750	10,685

4.00%, 02/25/2040	9,857	9,873

		28,870

Federal Home Loan Mortgage Corp. (FHLMC)-0.03%

Pass Through Ctfs., 6.00%, 07/01/2019 to 11/01/2019	42,913	42,989

10.00%, 04/01/2020	3,073	3,089

4.50%, 09/01/2020	13,354	13,355

9.50%, 11/01/2020 to 04/01/2025	9,098	9,294

10.50%, 01/01/2021	212	213

9.00%, 06/01/2021 to 04/01/2025	56,149	59,098

6.50%, 06/01/2029 to 08/01/2032	4,696	5,225

7.00%, 03/01/2032 to 05/01/2032	1,471	1,560

		134,823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14 Invesco Income Fund

	Principal Amount	Value

Federal National Mortgage Association (FNMA)-0.06%

Pass Through Ctfs., 4.50%, 04/01/2019	$18,468	$18,775

6.50%, 07/01/2019 to 10/01/2036	22,155	23,001

7.00%, 08/01/2019 to 02/01/2032	7,714	7,780

5.00%, 03/01/2020	23,703	24,160

5.50%, 03/01/2021	31	31

10.00%, 12/20/2021	2,252	2,279

9.50%, 08/01/2022	335	337

6.00%, 04/01/2024	448	482

6.75%, 07/01/2024	170,218	186,772

9.94%, 04/20/2025	3,527	3,576

6.95%, 07/01/2025 to 10/01/2025	32,585	32,757

8.00%, 10/01/2029	38	43

		299,993

Government National Mortgage Association (GNMA)-0.40%
Pass Through Ctfs., 6.50%, 10/15/2018 to 09/15/2032	107,673	110,868

9.00%, 09/15/2019 to 04/15/2021	1,520	1,524

8.00%, 01/15/2020 to 02/15/2036	779,076	872,076

9.50%, 08/15/2020 to 03/15/2023	4,026	4,129

7.00%, 01/15/2023 to 12/15/2036	694,421	726,377

10.00%, 07/15/2024	613	615

6.95%, 07/20/2025 to 11/20/2026	184,947	191,105

6.00%, 11/15/2031	787	845

8.50%, 01/15/2037	16,911	17,342

		1,924,881

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $2,331,080)		2,388,567

	Shares	Value

Money Market Funds-0.90%

Invesco Government & Agency Portfolio-Institutional Class, 2.30%(g)	2,569,945	$2,569,945

Invesco Treasury Portfolio-Institutional Class, 2.29%(g)	1,713,296	1,713,296

Total Money Market Funds (Cost $4,283,241)		4,283,241

TOTAL INVESTMENTS IN SECURITIES-101.85% (Cost $483,889,988)		484,566,320

OTHER ASSETS LESS LIABILITIES-(1.85)%		(8,789,890)

NET ASSETS-100.00%		$475,776,430

Abbreviations:

CLO	- Collateralized Loan Obligation
Ctfs.	- Certificates
EURIBOR	- Euro Interbank Offered Rate
Gtd.	- Guaranteed
IO	- Interest Only
Jr.	- Junior
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
REGS	- Regulation S
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
Sr.	- Senior
STACR®	- Structured Agency Credit Risk
Sub.	- Subordinated
Unsec.	- Unsecured
USD	- U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15 Invesco Income Fund

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $291,565,083, which represented 61.28% of the Fund’s Net Assets.

(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2019.

(c)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note1K.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

Open Futures Contracts

	Number of	Expiration	Notional		Unrealized
Short Futures Contracts	Contracts	Month	Value	Value	Appreciation

Interest Rate Risk

U.S. Treasury 2 Year Notes	130	June-2019	$(27,585,391)	$11,909	$ 11,909

U.S. Treasury 5 Year Notes	388	June-2019	(44,450,250)	62,733	62,733

U.S. Treasury 10 Year Notes	256	June-2019	(31,232,000)	151,391	151,391

U.S. Treasury 10 Year Ultra Bonds	174	June-2019	(22,524,844)	153,124	153,124

U.S. Treasury Long Bonds	6	June-2019	(866,812)	6,502	6,502

Total Futures Contracts				$385,659	$385,659

Open Forward Foreign Currency Contracts

						Unrealized
Settlement			Contract to			Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

Currency Risk

05/28/2019	JP Morgan Chase Bank, N.A.	EUR	2,385,213	USD	2,750,000	$17,573

Subtotal-Appreciation						17,573

Currency Risk

03/20/2019	JP Morgan Chase Bank, N.A.	USD	2,750,000	EUR	2,399,452	(17,076)

05/28/2019	Goldman Sachs & Co.	EUR	3,800,000	USD	4,339,364	(13,800)

Subtotal-Depreciation						(30,876)

Total Forward Foreign Currency Contracts						$(13,303)

Open Centrally Cleared Credit Default Swap Agreements

(Pay)/
		Receive			Implied		Upfront
	Buy/Sell	Fixed	Payment		Credit		Payments Paid		Unrealized
Reference Entity	Protection	Rate	Frequency	Maturity Date	Spread(a)	Notional Value	(Received)	Value	Appreciation

Credit Risk

Markit CDX North America Investment Grade Index Series 31, Version 1	Sell	1.00%	Quarterly	12/20/2023	0.60%	USD 50,000,000	$723,850	$890,400	$166,550

(a)

Implied credit spreads represent the current level, as of February 28, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16 Invesco Income Fund

Open Over-The-Counter Credit Default Swap Agreements

			(Pay)/			Implied		Upfront
		Buy/Sell	Receive	Payment	Maturity	Credit	Notional	Payments Paid		Unrealized
Counterparty	Reference Entity	Protection	Fixed Rate	Frequency	Date	Spread(a)	Value	(Received)	Value	Appreciation

Credit Risk

JP Morgan Chase Bank N.A.	Markit CMBX North America AAA-Index, Series 12	Sell	0.50%	Monthly	08/17/2061	0.52%	$50,000,000	$(495,386)	$(82,502)	$412,884

Morgan Stanley & Co International PLC	Markit CMBX North America A-Index, Series 7	Sell	2.00%	Monthly	01/17/2047	1.87%	$20,000,000	$ 41,195	$108,666	$ 67,471

Subtotal								(454,191)	26,164	480,355

Open Over-The-Counter Credit Default Swap Agreements								$(454,191)	$26,164	$480,355

(a)

Implied credit spreads represent the current level, as of February 28, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

EUR -Euro
USD -U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17 Invesco Income Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:

Investments in securities, at value (Cost $479,606,747)	$480,283,079

Investments in affiliated money market funds, at value
(Cost $4,283,241)	4,283,241

Other investments:
Variation margin receivable - futures contracts	157,066

Variation margin receivable-centrally cleared swap agreements	778

Unrealized appreciation on swap agreements - OTC	480,355

Unrealized appreciation on forward foreign currency contracts outstanding	17,573

Deposits with brokers:
Cash collateral - OTC Derivatives	290,000

Cash	22,948

Foreign currencies, at value (Cost $37,232)	37,208

Receivable for:
Fund shares sold	55,366

Fund expenses absorbed	73,806

Dividends	173,280

Interest	1,907,821

Principal paydowns	2,968

Investment for trustee deferred compensation and retirement plans	231,695

Other assets	41,585

Total assets	488,058,769

Liabilities:
Other investments:
Premiums received on swap agreements - OTC	454,191

Unrealized depreciation on forward foreign currency contracts outstanding	30,876

Payable for:
Investments purchased	10,729,878

Dividends	282,502

Fund shares reacquired	169,515

Accrued fees to affiliates	267,912

Accrued trustees’ and officers’ fees and benefits	3,851

Accrued other operating expenses	91,268

Trustee deferred compensation and retirement plans	252,346

Total liabilities	12,282,339

Net assets applicable to shares outstanding	$475,776,430

Net assets consist of:

Shares of beneficial interest	$511,079,722

Distributable earnings	(35,303,292)

$475,776,430

Net Assets:
Class A	$424,003,009

Class C	$9,861,919

Class R	$5,556,656

Class Y	$9,674,484

Investor Class	$25,692,108

Class R5	$946,323

Class R6	$41,931

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	49,845,654

Class C	1,159,708

Class R	652,418

Class Y	1,135,216

Investor Class	3,015,690

Class R5	111,142

Class R6	4,928

Class A:
Net asset value per share	$8.51

Maximum offering price per share
(Net asset value of $8.51 ÷ 95.75%)	$8.89

Class C:
Net asset value and offering price per share	$8.50

Class R:
Net asset value and offering price per share	$8.52

Class Y:
Net asset value and offering price per share	$8.52

Investor Class:
Net asset value and offering price per share	$8.52

Class R5:
Net asset value and offering price per share	$8.51

Class R6:
Net asset value and offering price per share	$8.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18 Invesco Income Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:
Interest	$17,865,219

Dividends	3,247,957

Dividends from affiliated money market funds	67,164

Treasury Inflation-Protected Securities inflation adjustments	107,293

Total investment income	21,287,633

Expenses:

Advisory fees	2,253,284

Administrative services fees	137,091

Custodian fees	16,461

Distribution fees:

Class A	1,106,532

Class C	244,430

Class R	27,776

Investor Class	52,385

Transfer agent fees - A, C, R, Y and Investor	1,055,603

Transfer agent fees - R5	867

Transfer agent fees - R6	2,448

Trustees’ and officers’ fees and benefits	27,168

Registration and filing fees	115,496

Reports to shareholders	475,175

Professional services fees	96,849

Other	103,710

Total expenses	5,715,275

Less: Fees waived and expense offset arrangement(s)	(373,292)

Net expenses	5,341,983

Net investment income	15,945,650

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(12,943,128)

Foreign currencies	72,543

Forward foreign currency contracts	149,041

Futures contracts	(3,061,353)

Swap agreements	469,841

(15,313,056)

Change in net unrealized appreciation (depreciation) of:
Investment securities	6,030,362

Foreign currencies	12,956

Forward foreign currency contracts	(13,303)

Futures contracts	255,182

Swap agreements	646,905

6,932,102

Net realized and unrealized gain (loss)	(8,380,954)

Net increase in net assets resulting from operations	$7,564,696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19 Invesco Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018

Operations:
Net investment income	$15,945,650	$8,036,620

Net realized gain (loss)	(15,313,056)	1,689,472

Change in net unrealized appreciation (depreciation)	6,932,102	(11,203,385)

Net increase (decrease) in net assets resulting from operations	7,564,696	(1,477,293)

Distributions to shareholders from distributable earnings(1):

Class A	(14,181,232)	(9,653,553)

Class B	-	(35,428)

Class C	(552,544)	(382,539)

Class R	(168,191)	(94,169)

Class Y	(374,763)	(350,168)

Investor Class	(900,373)	(619,206)

Class R5	(31,756)	(21,296)

Class R6	(78,120)	(14,575)

Total distributions to shareholders from distributable earnings	(16,286,979)	(11,170,934)

Share transactions-net:

Class A	(51,542,185)	(65,745,006)

Class B	-	(4,911,902)

Class C	(19,823,468)	(9,563,916)

Class R	224,121	(669,587)

Class Y	(776,382)	(1,574,965)

Investor Class	(3,927,700)	(4,713,253)

Class R5	348,195	(461,408)

Class R6	(6,590,194)	6,727,893

Net increase (decrease) in net assets resulting from share transactions	(82,087,613)	(80,912,144)

Net increase (decrease) in net assets	(90,809,896)	(93,560,371)

Net assets:

Beginning of year	566,586,326	660,146,697

End of year	$475,776,430	$566,586,326

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20 Invesco Income Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco Income Fund (the “Fund”), formerly Invesco U.S. Government Fund, is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is total return, comprised of current income, and secondarily, capital appreciation.

    The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6shares are sold at net asset value.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

21 Invesco Income Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Pay down gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward,

22 Invesco Income Fund

and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.
J.

Commercial Mortgage-Backed Securities - The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation) of investment securities, respectively.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Put Options Purchased - The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized

23 Invesco Income Fund

gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the

24 Invesco Income Fund

Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

P.

Other Risks - The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

Q.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 200 million	0.50%

Next $300 million	0.40%

Next $500 million	0.35%

Next $19.5 billion	0.30%

Over $20.5 billion	0.24%

    For the year ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.44%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    Effective July 1, 2018, the Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6shares to 1.01%, 1.76%, 1.26%, 0.76%, 1.01%, 0.76% and 0.76%, respectively, of average daily net assets (the “expense limits”). Prior to July 1, 2018, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

    The Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended February 28, 2019, the Adviser waived advisory fees of $5,331 and reimbursed class level expenses of $305,334, $16,862, $3,832, $7,342, $19,187, $272 and $311 of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration

25 Invesco Income Fund

agreement where by State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $23,647 in front-end sales commissions from the sale of Class A shares and $3,939 and $2,249 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.
Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Securities	$–	$310,746,072	$–	$310,746,072

Common Stocks & Other Equity Interests	44,031,650	–	–	44,031,650

Agency Credit Risk Transfer Notes	–	40,762,536	–	40,762,536

U.S. Dollar Denominated Bonds & Notes	–	33,938,340	–	33,938,340

U.S. Treasury Securities	–	33,673,914	–	33,673,914

Preferred Stocks	14,742,000	–	–	14,742,000

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	2,388,567	–	2,388,567

Money Market Funds	4,283,241	–	–	4,283,241

Total Investments in Securities	63,056,891	421,509,429	–	484,566,320

Other Investments - Assets*

Futures Contracts	385,659	–	–	385,659

Forward Foreign Currency Contracts	–	17,573	–	17,573

Swap Agreements	–	646,905	–	646,905

	385,659	664,478	–	1,050,137

26 Invesco Income Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Forward Foreign Currency Contracts	$–	$(30,876)	$–	$(30,876)

Total Other Investments	385,659	633,602	–	1,019,261

Total Investments	$63,442,550	$422,143,031	$–	$485,585,581

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

	Value

	Credit	Currency	Interest
Derivative Assets	Risk	Risk	Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$385,659	$385,659

Unrealized appreciation on swap agreements – Centrally Cleared(a)	166,550	-	-	166,550

Unrealized appreciation on forward foreign currency contracts outstanding	-	17,573	-	17,573

Unrealized appreciation on swap agreements – OTC	480,355	-	-	480,355

Total Derivative Assets	646,905	17,573	385,659	1,050,137

Derivatives not subject to master netting agreements	(166,550)	-	(385,659)	(552,209)

Total Derivative Assets subject to master netting agreements	$480,355	$17,573	$-	$497,928

	Value

	Credit	Currency	Interest
Derivative Liabilities	Risk	Risk	Rate Risk	Total

Unrealized depreciation on forward foreign currency contracts outstanding	$-	$(30,876)	$-	$(30,876)

Derivatives not subject to master netting agreements	-	-	-	-

Total Derivative Liabilities subject to master netting agreements	$-	$(30,876)	$-	$(30,876)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2019.

	Financial Derivative Assets			Financial Derivative Liabilities

	Forward			Forward
	Foreign			Foreign				Collateral
	Currency	Swap	Total	Currency	Swap	Total	Net Value of	(Received/Pledged)		Net

Counterparty	Contracts	Agreements	Assets	Contracts	Agreements	Liabilities	Derivatives	Non-Cash	Cash	Amount
Goldman Sachs & Co.	$-	$-	$-	$(13,800)	$-	$(13,800)	$(13,800)	$-	$-	$(13,800)

JP Morgan Chase Bank, N.A.	17,573	412,884	430,457	(17,076)	(495,386)	(512,462)	(82,005)	-	82,005	-

Morgan Stanley Co International PLC	-	108,666	108,666	-	-	-	108,666	-	-	108,666

Total	$17,573	$521,550	$539,123	$(30,876)	$(495,386)	$(526,262)	$12,861	$-	$82,005	$94,866

27 Invesco Income Fund

Effect of Derivative Investments for the year ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations

	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$149,041	$-	$-	$149,041

Futures contracts	-	-	-	(3,061,353)	(3,061,353)

Options purchased(a)	-	-	10,506	-	10,506

Swap agreements	469,841	-	-	-	469,841

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(13,303)	-	-	(13,303)

Futures contracts	-	-	-	255,182	255,182

Swap agreements	646,905	-	-	-	646,905

Total	$1,116,746	$135,738	$10,506	$(2,806,171)	$(1,543,181)

(a)	Options purchased are included in the net realized gain (loss) from investment securities.

    The table below summarizes the five month average notional value of forward foreign currency contracts, the twelve month average notional value of futures contracts, the two month average notional value of options purchased and the nine month average notional value of swap agreements outstanding during the period.

	Forward
	Foreign Currency	Futures	Options	Swap
	Contracts	Contracts	Purchased	Agreements

Average notional value	$6,550,217	$72,085,925	$28,200,000	$53,355,556

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,821.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018

Ordinary income	$16,286,979	$11,170,934

28 Invesco Income Fund

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$1,629,845

Net unrealized appreciation - investments	1,059,689

Net unrealized appreciation - foreign currencies	12,956

Temporary book/tax differences	(219,425)

Capital loss carryforward	(37,786,357)

Shares of beneficial interest	511,079,722

Total net assets	$475,776,430

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to deeply discounted debt and futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$11,391,690	$26,394,667	$37,786,357

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $501,902,970 and $369,856,900, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $112,108,758 and $321,389,529, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,721,715

Aggregate unrealized (depreciation) of investments	(3,662,026)

Net unrealized appreciation of investments	$1,059,689

Cost of investments for tax purposes is $484,980,083.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and bond premium amortization, on February 28, 2019, undistributed net investment income (loss) was increased by $4,030,269, undistributed net realized gain (loss) was decreased by $1,481,457 and shares of beneficial interest was decreased by $2,548,812. This reclassification had no effect on the net assets of the Fund.

29 Invesco Income Fund

NOTE 11–Share Information

	Summary of Share Activity
	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	4,031,812	$34,311,976	4,605,670	$40,649,732

Class B(b)	-	-	11,716	103,830

Class C	250,021	2,141,661	739,295	6,518,166

Class R	109,486	937,672	127,176	1,123,240

Class Y	726,889	6,258,779	2,033,530	17,975,786

Investor Class	114,345	981,519	126,124	1,114,084

Class R5	76,145	656,750	34,041	299,383

Class R6(c)	111,277	961,635	782,758	6,843,434

Issued as reinvestment of dividends:
Class A	1,449,135	12,337,543	957,231	8,437,720

Class B(b)	-	-	3,596	31,905

Class C	55,756	473,731	39,102	344,607

Class R	19,572	166,650	10,533	92,959

Class Y	32,850	280,106	28,726	253,822

Investor Class	101,907	867,515	66,721	588,966

Class R5	3,633	30,933	1,346	11,867

Class R6	8,028	69,421	1,605	13,916

Conversion of Class B shares to Class A shares:(d)
Class A	-	-	372,753	3,254,132

Class B	-	-	(369,916)	(3,254,132)

Reacquired:
Class A	(11,460,472)	(98,191,704)	(13,391,875)	(118,086,590)

Class B(b)	-	-	(202,276)	(1,793,505)

Class C	(2,641,892)	(22,438,860)	(1,864,624)	(16,426,689)

Class R	(103,213)	(880,201)	(213,827)	(1,885,786)

Class Y	(855,886)	(7,315,267)	(2,248,592)	(19,804,573)

Investor Class	(674,338)	(5,776,734)	(726,299)	(6,416,303)

Class R5	(39,713)	(339,488)	(87,859)	(772,658)

Class R6	(883,831)	(7,621,250)	(14,909)	(129,457)

Net increase (decrease) in share activity	(9,568,489)	$(82,087,613)	(9,178,254)	$(80,912,144)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

30 Invesco Income Fund

NOTE 12–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/19	$8.65	$0.27	(d)	$(0.13)		$0.14	$(0.28)	$8.51	1.66%		$424,003	1.01	%(e)	1.08	%(e)	3.12	%(d)(e)	119	%(d)
Year ended 02/28/18	8.84	0.12		(0.15)		(0.03)	(0.16)	8.65	(0.34)		482,902	0.98		0.98		1.34		25
Year ended 02/28/17	9.02	0.11		(0.12	)(f)	(0.01)	(0.17)	8.84	(0.15	)(f)	559,388	0.97		0.97		1.25		30
Year ended 02/29/16	9.05	0.10		0.01		0.11	(0.14)	9.02	1.25		629,429	0.95		0.95		1.10		61
Year ended 02/28/15	8.91	0.10		0.21		0.31	(0.17)	9.05	3.47		625,704	0.96		0.96		1.10		76
Class C
Year ended 02/28/19	8.65	0.20	(d)	(0.13)		0.07	(0.22)	8.50	0.78		9,862	1.76	(e)	1.83	(e)	2.37	(d)(e)	119	(d)
Year ended 02/28/18	8.83	0.05		(0.13)		(0.08)	(0.10)	8.65	(0.97)		30,223	1.73		1.73		0.59		25
Year ended 02/28/17	9.02	0.04		(0.13	)(f)	(0.09)	(0.10)	8.83	(1.00	)(f)	40,481	1.72		1.72		0.50		30
Year ended 02/29/16	9.04	0.03		0.02		0.05	(0.07)	9.02	0.60		49,156	1.70		1.70		0.35		61
Year ended 02/28/15	8.91	0.03		0.20		0.23	(0.10)	9.04	2.59		41,207	1.71		1.71		0.35		76
Class R
Year ended 02/28/19	8.66	0.25	(d)	(0.13)		0.12	(0.26)	8.52	1.41		5,557	1.26	(e)	1.33	(e)	2.87	(d)(e)	119	(d)
Year ended 02/28/18	8.85	0.10		(0.15)		(0.05)	(0.14)	8.66	(0.58)		5,427	1.23		1.23		1.09		25
Year ended 02/28/17	9.03	0.09		(0.12	)(f)	(0.03)	(0.15)	8.85	(0.39	)(f)	6,219	1.22		1.22		1.00		30
Year ended 02/29/16	9.06	0.08		0.01		0.09	(0.12)	9.03	1.00		6,123	1.20		1.20		0.85		61
Year ended 02/28/15	8.92	0.08		0.20		0.28	(0.14)	9.06	3.21		6,092	1.21		1.21		0.85		76
Class Y
Year ended 02/28/19	8.67	0.29	(d)	(0.14)		0.15	(0.30)	8.52	1.80		9,674	0.76	(e)	0.83	(e)	3.37	(d)(e)	119	(d)
Year ended 02/28/18	8.86	0.14		(0.15)		(0.01)	(0.18)	8.67	(0.08)		10,671	0.73		0.73		1.59		25
Year ended 02/28/17	9.04	0.14		(0.13	)(f)	0.01	(0.19)	8.86	0.11	(f)	12,554	0.72		0.72		1.50		30
Year ended 02/29/16	9.06	0.12		0.02		0.14	(0.16)	9.04	1.62		17,407	0.70		0.70		1.35		61
Year ended 02/28/15	8.92	0.12		0.21		0.33	(0.19)	9.06	3.72		6,920	0.71		0.71		1.35		76
Investor Class
Year ended 02/28/19	8.66	0.27	(d)	(0.13)		0.14	(0.28)	8.52	1.71	(g)	25,692	0.95	(e)(g)	1.02	(e)(g)	3.18	(d)(e)(g)	119	(d)
Year ended 02/28/18	8.85	0.12		(0.14)		(0.02)	(0.17)	8.66	(0.29	)(g)	30,085	0.96	(g)	0.96	(g)	1.36	(g)	25
Year ended 02/28/17	9.03	0.12		(0.13	)(f)	(0.01)	(0.17)	8.85	(0.12	)(f)(g)	35,471	0.92	(g)	0.92	(g)	1.30	(g)	30
Year ended 02/29/16	9.06	0.10		0.01		0.11	(0.14)	9.03	1.28	(g)	41,492	0.93	(g)	0.93	(g)	1.12	(g)	61
Year ended 02/28/15	8.92	0.10		0.21		0.31	(0.17)	9.06	3.48	(g)	46,653	0.92	(g)	0.92	(g)	1.14	(g)	76
Class R5
Year ended 02/28/19	8.66	0.30	(d)	(0.14)		0.16	(0.31)	8.51	1.87		946	0.70	(e)	0.73	(e)	3.43	(d)(e)	119	(d)
Year ended 02/28/18	8.85	0.15		(0.14)		0.01	(0.20)	8.66	0.04		615	0.58		0.58		1.74		25
Year ended 02/28/17	9.03	0.14		(0.12	)(f)	0.02	(0.20)	8.85	0.20	(f)	1,093	0.62		0.62		1.60		30
Year ended 02/29/16	9.04	0.13		0.03		0.16	(0.17)	9.03	1.84		2,068	0.59		0.59		1.46		61
Year ended 02/28/15	8.91	0.13		0.20		0.33	(0.20)	9.04	3.73		4,575	0.60		0.60		1.46		76
Class R6
Year ended 02/28/19	8.66	0.30	(d)	(0.14)		0.16	(0.31)	8.51	1.88		42	0.69	(e)	0.70	(e)	3.44	(d)(e)	119	(d)
Year ended 02/28/18(h)	8.84	0.14		(0.14)		(0.00)	(0.18)	8.66	(0.03)		6,663	0.57	(i)	0.57	(i)	1.75	(i)	25

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Effective July 26, 2018, the Fund modified certain investment policies utilized in achieving its investment objective throughout the period. The Fund’s net investment income, ratio of net investment income and portfolio turnover have increased significantly due to the realignment of the Fund’s portfolio of investments as a result of these changes.

(e)

Ratios are based on average daily net assets (000’s omitted) of $442,613, $24,443, $5,555, $10,643 , $27,814 , $867 and $3,290 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6shares, respectively.

(f)

Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains (losses) on securities (both realized and unrealized) per share would have been $(0.17), $(0.18), $(0.17), $(0.18), $(0.18) and $(0.17) for Class A, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively and total returns would have been lower.

(g)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.19%, 0.23%, 0.21%, 0.22% and 0.21% for the years ended February 28, 2019, February 28, 2018, February 28, 2017, February 29, 2016 and February 28, 2015, respectively.

(h)	Commencement date of April 4, 2017.
(i)	Annualized.

31 Invesco Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Income Fund (formerly Invesco U.S. Government Fund):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

32 Invesco Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/18)	(02/28/19)[1]	Period [2],[3]	(02/28/19)	Period [2],[4]	Ratio
Class A	$1,000.00	$1,008.10	$5.03	$1,019.79	$5.06	1.01%
Class C	1,000.00	1,003.10	8.74	1,016.07	8.80	1.76
Class R	1,000.00	1,006.80	6.27	1,018.55	6.31	1.26
Class Y	1,000.00	1,008.20	3.78	1,021.03	3.81	0.76
Investor Class	1,000.00	1,008.30	4.88	1,019.93	4.91	0.98
Class R5	1,000.00	1,008.20	4.18	1,020.63	4.21	0.84
Class R6	1,000.00	1,008.20	4.23	1,020.58	4.26	0.85

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. Effective July 1, 2018, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.01%, 1.76%, 1.26%, 0.76%, 1.01%, 0.76% and 0.76% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.01%, 1.76%, 1.26%, 0.76%, 0.98%, 0.76% and 0.76% for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.03, $8.74, $6.27, $3.78, $4.88, $3.78 and $3.78 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.06, $8.80, $6.31, $3.81, $4.91, $3.81 and $3.81 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

33 Invesco Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Qualified Business Income*	9.48%
U.S. Treasury Obligations*	14.16%
Tax-Exempt Interest Dividends*	0%

                * The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34 Invesco Income Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Income Fund (formerly known as Invesco U.S. Government Fund) was held on September 20, 2018 and was adjourned until October 22, 2018. The Meeting on October 22, 2018 was held for the following purpose:

(1)  Approval to modify the Fund’s fundamental concentration policy.

The October 22, 2018 results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against	Votes Abstain

(1)	Approval to modify the Fund’s fundamental concentration policy to provide that the Fund will concentrate its investments in the real estate finance industry	21,986,389	3,779,944	5,436,566

35 Invesco Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in Fund
			Complex	Other Directorship(s)
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Held by Trustee During
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Past 5 Years
Interested Persons
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	158	None
		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
Philip A. Taylor2 - 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds	158	None
		Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1 Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Bruce L. Crockett - 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association

Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158

Vulcan Materials Company

(construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones -1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP

Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. - 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None

Robert C. Troccoli - 1949 Trustee	2016	Adjunct Professor, University of Denver - Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

Christopher L. Wilson - 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2 Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers

Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

John M. Zerr - 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3 Invesco Income Fund

Trustees and Officers–(continued)

			Number of
			Funds in Fund
			Complex	Other Directorship(s)
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Held by Trustee During
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Past 5 Years
Other Officers-(continued)

		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Tracy Sullivan - 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4 Invesco Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	INC-AR-1	04262019	1420

Annual Report to Shareholders February 28, 2019

Invesco Real Estate Fund
Nasdaq:
A: IARAX ∎ C: IARCX ∎ R: IARRX ∎ Y: IARYX ∎ Investor: REINX ∎ R5: IARIX ∎ R6: IARFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

  The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                         Invesco Real Estate Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2019, Class A shares of Invesco Real Estate Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the FTSE NAREIT All Equity REITs Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.98%
Class C Shares	15.10
Class R Shares	15.67
Class Y Shares	16.28
Investor Class Shares	15.99
Class R5 Shares	16.41
Class R6 Shares	16.52
S&P 500 Index▼ (Broad Market Index)	4.68
FTSE NAREIT All Equity REITs Index∎ (Style-Specific Index)	19.61
Lipper Real Estate Funds Index◆ (Peer Group Index)	15.82

Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

The fiscal year appeared to mark the transition into the latter phase of the current global economic cycle. Although global growth was generally sound over 2018, it moderated toward the end of the fiscal year with a clear divergence in economic growth between regions of the world. Tax breaks and strong corporate earnings boosted US economic growth for most of 2018, although the US spent January 2019 largely mired in a government shutdown. Despite this, US equity markets began 2019 on a positive note, posting strong performance for the first two months of the year driven in part by the prospect of a more measured monetary tightening policy from the US Federal Reserve. Inflationary readings receded modestly following a rise in early 2018 and trended near the Federal Reserve’s target. The volatility of the benchmark US 10-year Treasury bond yield reflected slowing global economic growth, the implications of an escalating trade war, the prospect of a more modest interest rate tightening timetable and a flight to safety that was coincident with a sharp decline in global equities.

    Strong returns in January 2019 propelled listed real estate to double-digit gains over the fiscal year. This was in spite of negative overall performance for the asset class in calendar year 2018 – the first negative year since 2009. Real estate earnings reports generally aligned with guidance, reflecting moderate growth and net asset value increases for 2018. At the end of the fiscal year, 2019 guidance suggested that underlying property fundamentals should remain intact and that mid-single digit cash flow returns could be attainable. During the fiscal year, more defensive sectors, such as apartments and health care, performed well. Conversely, the economically sensitive timber sector performed poorly. We believe fundamental trends across most commercial real estate sectors in 2019 should generally remain consistent with those observed in 2018. For example, during 2018, several companies sold assets when they had created significant value or when the outlook for growth appeared to be weakening.

    During the fiscal year, the Fund’s security selection in the free standing, lodging/resorts and infrastructure sectors contributed to performance relative to its style-specific index, as did overweight allocations to the apartments and infrastructure sectors. Conversely, overweight exposure to the timber sector was the primary detractor from relative performance. Security selection in and underweight exposure to the health care sector also detracted from relative performance.

    Top individual absolute contributors to the Fund’s performance during the fiscal year included American Tower and

AvalonBay Communities. At the close of the fiscal year, American Tower was

Portfolio Composition
By property type	% of total net assets

Infrastructure	14.2%
Apartments	10.6
Office	10.5
Health Care	9.9
Industrial	9.0
Data Centers	7.9
Free Standing	6.3
Regional Malls	5.4
Shopping Centers	4.6
Self Storage	4.3
Lodging Resorts	4.1
Timber REITs	3.8
Manufactured Homes	2.8
Diversified	2.4
Single Family Homes	2.3
Specialty	1.0
Money Market Funds Plus Other Assets Less Liabilities	0.9

Top 10 Equity Holdings*
	% of total net assets

1.	American Tower Corp.– Class A	6.0%
2.	Crown Castle International Corp.	5.4
3.	Prologis, Inc.	5.2
4.	Simon Property Group, Inc.	4.1
5.	Equinix, Inc.	3.7
6.	AvalonBay Communities, Inc.	3.6
7.	Boston Properties, Inc.	3.1
8.	Realty Income Corp.	3.0
9.	SBA Communications Corp.	2.9
10.	Equity Residential	2.7

Total Net Assets	$1.4 billion

Total Number of Holdings*	62

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of February 28, 2019

4                         Invesco Real Estate Fund

favorably exposed to the high growth cell tower sector and we believe it has an accomplished management team. Our long-term expectation is favorable for the stock and for the industry. AvalonBay owns a high-quality portfolio of multifamily assets, located in high barrier to entry markets along the east and west coast of the US. At the end of fiscal year, the team was optimistic on the company’s ability to produce above-average operating results and to create significant shareholder value through its development pipeline.

    The top individual absolute detractor from the Fund’s performance during the fiscal year was timber company Weyerhaeuser, as the timber sector declined significantly amid volatile markets for wood products. We remain optimistic on Weyerhaeuser, which, as of the fiscal year end, owned high-quality, long-term productive timberland with stable valuations. Another significant individual detractor from absolute Fund performance affected by the timber sector’s weakness was PotlatchDeltic

    Relative to its style-specific bench mark, at the end of the fiscal year, the Fund was overweight the office, timber, and data center sectors. Conversely, the Fund was underweight the diversified, specialty and self-storage sectors.

    At the close of the fiscal year, property market fundamentals remained relatively favorable. From an internal growth perspective, most companies remained at peak or close to peak occupancy rates and we believe may be limited to the rate of rent increases. Landlords with the ability to consistently raise rents given healthy fundamentals may benefit the most. We also believe growth could be less consistent and may only be selectively available as development opportunities decline modestly and wide ranges in the relative cost of capital across sectors and more volatile capital markets could reduce the opportunity for accretive growth through equity issuance. A market led by favorable trade and monetary outcomes could favor companies with the highest long-term growth potential and higher operating leverage. Conversely, more negative economic and monetary policy outcomes may drive investors to the polar opposite by rewarding companies that possess high current income and less economically sensitive growth.

    We thank you for your continued investment in Invesco Real Estate Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr. Portfolio Manager, is co-lead manager of Invesco Real Estate Fund. He is Head of Global Securities with Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

James Cowen Portfolio Manager, is co-lead manager of Invesco Real Estate Fund. He joined Invesco in 2000. Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco Real Estate Fund. He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco Real Estate Fund. She joined Invesco in 1998.

Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Real Estate Fund. He joined Invesco in 1998. Mr.

Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

Grant Jackson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Real Estate Fund. He joined Invesco in 2005. Mr.

Jackson earned his BS degree in mechanical engineering from The University of Texas at Austin and his MBA from Southern Methodist University’s Cox School of Business.

Darin Turner Portfolio Manager, is manager of Invesco Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

5                         Invesco Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/09

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

3  Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity All REITs Index, which is exclusively owned by NAREIT.

6                         Invesco Real Estate Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	8.98%
10 Years	16.05
5 Years	6.68
1 Year	9.63

Class C Shares*
Inception (5/1/95)	10.14%
10 Years	15.83
5 Years	7.09
1 Year	14.10

Class R Shares
Inception (4/30/04)	9.08%
10 Years	16.42
5 Years	7.64
1 Year	15.67

Class Y Shares
Inception (10/3/08)	8.70%
10 Years	17.00
5 Years	8.17
1 Year	16.28

Investor Class Shares
Inception (9/30/03)	9.52%
10 Years	16.71
5 Years	7.91
1 Year	15.99

Class R5 Shares
Inception (4/30/04)	9.81%
10 Years	17.18
5 Years	8.30
1 Year	16.41

Class R6 Shares
10 Years	17.05%
5 Years	8.40
1 Year	16.52
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	8.51%
10 Years	10.48
5 Years	5.92
1 Year	-10.86

Class C Shares
Inception (5/1/95)	9.23%
10 Years	10.28
5 Years	6.32
1 Year	-7.23

Class R Shares
Inception (4/30/04)	8.37%
10 Years	10.83
5 Years	6.84
1 Year	-5.89

Class Y Shares
Inception (10/3/08)	7.67%
10 Years	11.38
5 Years	7.38
1 Year	-5.38

Investor Class Shares
Inception (9/30/03)	8.84%
10 Years	11.11
5 Years	7.13
1 Year	-5.65

Class R5 Shares
Inception (4/30/04)	9.10%
10 Years	11.56
5 Years	7.53
1 Year	-5.28

Class R6 Shares
10 Years	11.43%
5 Years	7.61
1 Year	-5.20

so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.27%, 2.02%, 1.52%, 1.02%, 1.23%, 0.89% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Real Estate Fund

Invesco Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. See the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss.
Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Real Estate Fund

also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on under-

lying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.
∎	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

continued on page 6

9                         Invesco Real Estate Fund

Schedule of Investments(a)

February 28, 2019

	Shares	Value

Common Stocks & Other Equity Interests-99.15%
Apartments-10.55%

AvalonBay Communities, Inc.	260,989	$50,796,289

Equity Residential	507,653	37,408,950

Essex Property Trust, Inc.	86,997	24,345,241

Mid-America Apartment Communities, Inc.	348,649	36,113,063

		148,663,543

Data Centers-7.89%

CyrusOne Inc.	428,639	21,363,368

Digital Realty Trust, Inc.	206,337	23,340,841

Equinix, Inc.	124,150	52,577,525

QTS Realty Trust, Inc., Class A	330,487	13,791,223

		111,072,957

Diversified-2.40%

American Assets Trust, Inc.	73,177	3,178,809

BGP Holdings PLC (Malta), (Acquired 08/06/2009; Cost $0)(b)(c)(d)	3,547,941	0

VICI Properties, Inc.	894,896	19,070,234

Washington REIT	438,687	11,620,818

		33,869,861

Free Standing-6.34%

Agree Realty Corp.	205,699	13,520,595

Essential Properties Realty Trust Inc.	295,261	5,010,579

Four Corners Property Trust, Inc.	1,106	30,293

National Retail Properties, Inc.	550,071	28,658,699

Realty Income Corp.	607,684	42,027,426

		89,247,592

Health Care-9.94%

HCP, Inc.	818,028	25,170,722

Healthcare Realty Trust, Inc.	981,750	31,072,387

National Health Investors, Inc.	163,526	12,759,934

Omega Healthcare Investors, Inc.	136,947	4,916,397

Ventas, Inc.	571,945	35,889,549

Welltower, Inc.	406,653	30,218,384

		140,027,373

Industrial-8.95%

Duke Realty Corp.	426,323	12,606,371

	Shares	Value

Industrial-(continued)

EastGroup Properties, Inc.	68,759	$7,265,076

Exeter Industrial Value Fund LP, (Acquired 11/06/2007-04/18/2011; Cost $3,554,748)(b)(c)(d)(e)	4,185,000	292,213

Liberty Property Trust	338,137	16,004,024

Prologis, Inc.	1,039,844	72,851,471

STAG Industrial, Inc.	432,776	11,979,240

Terreno Realty Corp.	123,723	5,060,271

		126,058,666

Infrastructure REITs-14.30%

American Tower Corp., Class A	479,696	84,498,450

Crown Castle International Corp.	642,938	76,348,888

SBA Communications Corp., Class A(c)	224,340	40,506,830

		201,354,168

Lodging Resorts-4.12%

Hilton Worldwide Holdings, Inc.	116,107	9,648,492

Park Hotels & Resorts Inc.	681,427	21,287,779

Pebblebrook Hotel Trust	342,783	10,972,484

Sunstone Hotel Investors, Inc.	1,068,051	16,074,168

		57,982,923

Manufactured Homes-2.78%

Equity LifeStyle Properties, Inc.	176,537	19,178,980

Sun Communities, Inc.	176,419	20,035,906

		39,214,886

Office-10.51%

Alexandria Real Estate Equities, Inc.	210,331	28,581,880

Boston Properties, Inc.	327,748	43,488,882

Corporate Office Properties Trust	284,076	7,383,136

Empire State Realty Trust, Inc., Class A	551,126	8,388,138

Highwoods Properties, Inc.	318,112	14,731,767

Hudson Pacific Properties Inc.	734,589	24,403,046

Kilroy Realty Corp.	285,267	21,027,030

		148,003,879

Regional Malls-5.44%

Macerich Co. (The)	423,707	18,473,625

Simon Property Group, Inc.	321,345	58,214,860

		76,688,485

Self Storage-4.31%

Extra Space Storage, Inc.	243,664	23,377,124

Public Storage	176,386	37,303,875

		60,680,999

Shopping Centers-4.58%

Federal Realty Investment Trust	141,586	18,914,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Real Estate Fund

	Shares	Value

Shopping Centers-(continued)
Regency Centers Corp.	137,299	$8,958,760

Retail Opportunity Investments Corp.	1,316,620	22,606,365

Weingarten Realty Investors	484,713	13,964,581

		64,444,180

Single Family Homes-2.32%
American Homes 4 Rent, Class A	283,822	6,198,673

Invitation Homes Inc.	1,148,755	26,421,364

		32,620,037

Specialty-0.96%
Iron Mountain, Inc.	383,200	13,572,944

Timber REITs-3.76%
PotlatchDeltic Corp.	428,911	15,436,507

Rayonier Inc.	126,554	3,729,546

Weyerhaeuser Co.	1,359,305	33,833,102

		52,999,155

Total Common Stocks & Other Equity Interests (Cost $1,066,056,636)		1,396,501,648

	Shares	Value

Money Market Funds-1.21%
Invesco Government & Agency Portfolio– Institutional Class, 2.30%(f)	5,983,930	$5,983,930

Invesco Liquid Assets Portfolio–Institutional Class, 2.51%(f)	4,272,436	4,273,718

Invesco Treasury Portfolio–Institutional Class, 2.29%(f)	6,838,778	6,838,778

Total Money Market Funds (Cost $17,096,078)		17,096,426

TOTAL INVESTMENTS IN SECURITIES-100.36% (Cost $1,083,152,714)		1,413,598,074

OTHER ASSETS LESS LIABILITIES-(0.36)%		(5,046,324)

NET ASSETS-100.00%		$1,408,551,750

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $292,213, which represented less than 1% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

Security	Remaining Commitment	Percent Ownership

Exeter Industrial Value Fund LP	$315,000	1.26%

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Real Estate Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:

Investments in securities, at value (Cost $1,066,056,636)	$1,396,501,648

Investments in affiliated money market funds, at value (Cost $17,096,078)	17,096,426

Foreign currencies, at value (Cost $223)	213

Receivable for:
Investments sold	1,948,792

Fund shares sold	1,293,010

Dividends	1,815,323

Investment for trustee deferred compensation and retirement plans	331,984

Other assets	28,158

Total assets	1,419,015,554

Liabilities:

Payable for:
Investments purchased	7,215,802

Fund shares reacquired	1,975,010

Accrued fees to affiliates	756,894

Accrued trustees’ and officers’ fees and benefits	5,570

Accrued other operating expenses	140,476

Trustee deferred compensation and retirement plans	370,052

Total liabilities	10,463,804

Net assets applicable to shares outstanding	$1,408,551,750

Net assets consist of:

Shares of beneficial interest	$1,058,495,275

Distributable earnings	350,056,475

$1,408,551,750

Net Assets:

Class A	$661,325,155

Class C	$38,514,598

Class R	$68,732,798

Class Y	$188,939,638

Investor Class	$32,447,487

Class R5	$258,446,934

Class R6	$160,145,140

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	31,577,861

Class C	1,851,932

Class R	3,278,004

Class Y	9,023,343

Investor Class	1,553,349

Class R5	12,343,633

Class R6	7,650,271

Class A:
Net asset value per share	$20.94

Maximum offering price per share (Net asset value of $20.94 ÷ 94.50%)	$22.16

Class C:
Net asset value and offering price per share	$20.80

Class R:
Net asset value and offering price per share	$20.97

Class Y:
Net asset value and offering price per share	$20.94

Investor Class:
Net asset value and offering price per share	$20.89

Class R5:
Net asset value and offering price per share	$20.94

Class R6:
Net asset value and offering price per share	$20.93

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Real Estate Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:

Dividends	$39,443,836

Dividends from affiliated money market funds	480,852

Total investment income	39,924,688

Expenses:

Advisory fees	10,419,785

Administrative services fees	333,485

Custodian fees	23,601

Distribution fees:
Class A	1,642,240

Class C	699,042

Class R	361,570

Investor Class	67,222

Transfer agent fees - A, C, R, Y and Investor	2,382,261

Transfer agent fees - R5	261,008

Transfer agent fees - R6	25,337

Trustees’ and officers’ fees and benefits	38,935

Registration and filing fees	120,104

Reports to shareholders	123,268

Professional services fees	75,233

Other	32,340

Total expenses	16,605,431

Less: Fees waived and expense offset arrangement(s)	(34,099)

Net expenses	16,571,332

Net investment income	23,353,356

Realized and unrealized gain from:

Net realized gain (loss) from Investment securities	75,802,591

Change in net unrealized appreciation (depreciation) of:
Investment securities	112,154,916

Foreign currencies	(18)

112,154,898

Net realized and unrealized gain	187,957,489

Net increase in net assets resulting from operations	$211,310,845

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018

Operations:

Net investment income	$23,353,356	$24,389,226

Net realized gain	75,802,591	79,859,894

Change in net unrealized appreciation (depreciation)	112,154,898	(180,744,477)

Net increase (decrease) in net assets resulting from operations	211,310,845	(76,495,357)

Distributions to shareholders from distributable earnings(1):

Class A	(42,212,217)	(44,378,669)

Class B	-	(97,518)

Class C	(3,925,756)	(4,606,578)

Class R	(4,474,585)	(4,818,824)

Class Y	(12,761,563)	(13,821,495)

Investor Class	(2,096,895)	(2,181,188)

Class R5	(18,064,948)	(18,893,582)

Class R6	(10,546,805)	(7,108,243)

Total distributions to shareholders from distributable earnings	(94,082,769)	(95,906,097)

Share transactions-net:

Class A	(54,230,870)	(181,003,795)

Class B	-	(3,847,840)

Class C	(43,568,230)	(30,523,346)

Class R	(11,593,453)	(18,540,642)

Class Y	(17,239,710)	13,484,810

Investor Class	(3,084,456)	(5,076,957)

Class R5	(21,635,603)	(55,431,974)

Class R6	48,498,088	2,235,362

Net increase (decrease) in net assets resulting from share transactions	(102,854,234)	(278,704,382)

Net increase (decrease) in net assets	14,373,842	(451,105,836)

Net assets:

Beginning of year	1,394,177,908	1,845,283,744

End of year	$1,408,551,750	$1,394,177,908

(1)

For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions from net investment income were $9,241,944, $12,529, $400,853, $828,290, $3,226,225, $451,418, $4,918,783, and $1,772,365 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively, and distributions from net realized gains were $35,136,725, $84,989, $4,205,725, $3,990,534, $10,595,270, $1,729,770, $13,974,799 and $5,335,878 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Real Estate Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

15                         Invesco Real Estate Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for

16                         Invesco Real Estate Fund

the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2-Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

    For the year ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.73%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

17                         Invesco Real Estate Fund

    The Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended February 28, 2019, the Adviser waived advisory fees of $23,002.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement where by State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $36,683 in front-end sales commissions from the sale of Class A shares and $1,418 and $1,860 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3-Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,396,209,435	$-	$292,213	$1,396,501,648

Money Market Funds	17,096,426	-	-	17,096,426

Total Investments	$1,413,305,861	$-	$292,213	$1,413,598,074

NOTE 4-Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $11,097.

18                         Invesco Real Estate Fund

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018

Ordinary income	$22,075,021	$20,851,436

Long-term capital gain	72,007,748	75,054,661

Total distributions	$94,082,769	$95,906,097

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$ 5,099,501

Undistributed long-term capital gain	22,652,360

Net unrealized appreciation - investments	322,629,461

Temporary book/tax differences	(324,847)

Shares of beneficial interest	1,058,495,275

Total net assets	$1,408,551,750

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and partnerships.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of February 28, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $657,546,496 and $818,912,674, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$339,651,526

Aggregate unrealized (depreciation) of investments	(17,022,065)

Net unrealized appreciation of investments	$322,629,461

Cost of investments for tax purposes is $1,090,968,613.

19                         Invesco Real Estate Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trust distributions, on February 28, 2019, undistributed net investment income was decreased by $1,687,396 and undistributed net realized gain was increased by $1,687,396. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10-Share Information

		Summary of Share Activity

		Years ended February 28,

	2019(a)		2018

	Shares	Amount	Shares	Amount

Sold:

Class A	5,516,816	$112,951,191	4,650,329	$99,163,083

Class B(b)	-	-	1,777	38,280

Class C	364,831	7,407,773	244,072	5,169,149

Class R	481,532	9,920,030	558,728	11,930,006

Class Y	2,649,740	54,659,398	5,326,875	113,662,439

Investor Class	124,211	2,551,399	98,383	2,088,339

Class R5	2,228,100	45,641,704	3,142,904	67,143,659

Class R6	3,583,299	72,626,666	2,845,498	61,093,082

Issued as reinvestment of dividends:

Class A	1,956,863	39,351,502	1,966,006	42,031,578

Class B(b)	-	-	4,253	90,828

Class C	182,565	3,641,313	203,023	4,314,353

Class R	222,352	4,474,460	225,141	4,818,805

Class Y	482,628	9,699,268	502,135	10,728,167

Investor Class	100,591	2,017,643	98,568	2,102,260

Class R5	895,302	18,004,816	877,356	18,740,681

Class R6	512,770	10,309,979	323,543	6,907,768

Conversion of Class B shares to Class A shares:(c)

Class A	-	-	111,560	2,309,292

Class B	-	-	(110,096)	(2,309,292)

Reacquired:

Class A	(10,022,050)	(206,533,563)	(15,228,717)	(324,507,748)

Class B(b)	-	-	(77,267)	(1,667,656)

Class C	(2,695,706)	(54,617,316)	(1,892,081)	(40,006,848)

Class R	(1,269,952)	(25,987,943)	(1,654,000)	(35,289,453)

Class Y	(4,004,981)	(81,598,376)	(5,239,250)	(110,905,796)

Investor Class	(376,735)	(7,653,498)	(436,168)	(9,267,556)

Class R5	(4,166,477)	(85,282,123)	(6,608,281)	(141,316,314)

Class R6	(1,668,339)	(34,438,557)	(3,082,443)	(65,765,488)

Net increase (decrease) in share activity	(4,902,640)	$(102,854,234)	(13,148,152)	$(278,704,382)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

20                         Invesco Real Estate Fund

NOTE 11–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)

Class A
Year ended 02/28/19	$19.32	$0.32	$ 2.70	$3.02	$(0.28)	$(1.12)	$(1.40)	$20.94	15.98%		$661,325	1.27	%(d)	1.27	%(d)	1.54	%(d)	47%
Year ended 02/28/18	21.64	0.30	(1.35)	(1.05)	(0.25)	(1.02)	(1.27)	19.32	(5.38)		659,464	1.27		1.27		1.38		44
Year ended 02/28/17	21.76	0.31	2.97	3.28	(0.41)	(2.99)	(3.40)	21.64	15.74		922,255	1.24		1.24		1.31		52
Year ended 02/29/16	27.02	0.39	(1.75)	(1.36)	(0.29)	(3.61)	(3.90)	21.76	(5.26)		1,043,135	1.25		1.25		1.57		80
Year ended 02/28/15	23.34	0.26	4.69	4.95	(0.21)	(1.06)	(1.27)	27.02	21.53		1,363,062	1.24		1.24		1.03		23

Class C
Year ended 02/28/19	19.20	0.16	2.68	2.84	(0.12)	(1.12)	(1.24)	20.80	15.10		38,515	2.02	(d)	2.02	(d)	0.79	(d)	47
Year ended 02/28/18	21.50	0.14	(1.34)	(1.20)	(0.08)	(1.02)	(1.10)	19.20	(6.04)		76,811	2.02		2.02		0.63		44
Year ended 02/28/17	21.64	0.13	2.95	3.08	(0.23)	(2.99)	(3.22)	21.50	14.84		117,090	1.99		1.99		0.56		52
Year ended 02/29/16	26.89	0.21	(1.76)	(1.55)	(0.09)	(3.61)	(3.70)	21.64	(5.98)		126,592	2.00		2.00		0.82		80
Year ended 02/28/15	23.25	0.07	4.67	4.74	(0.04)	(1.06)	(1.10)	26.89	20.60		165,146	1.99		1.99		0.28		23

Class R
Year ended 02/28/19	19.35	0.27	2.70	2.97	(0.23)	(1.12)	(1.35)	20.97	15.67		68,733	1.52	(d)	1.52	(d)	1.29	(d)	47
Year ended 02/28/18	21.66	0.24	(1.34)	(1.10)	(0.19)	(1.02)	(1.21)	19.35	(5.56)		74,367	1.52		1.52		1.13		44
Year ended 02/28/17	21.78	0.25	2.97	3.22	(0.35)	(2.99)	(3.34)	21.66	15.43		102,102	1.49		1.49		1.06		52
Year ended 02/29/16	27.04	0.33	(1.76)	(1.43)	(0.22)	(3.61)	(3.83)	21.78	(5.50)		103,196	1.50		1.50		1.32		80
Year ended 02/28/15	23.35	0.20	4.70	4.90	(0.15)	(1.06)	(1.21)	27.04	21.25		145,832	1.49		1.49		0.78		23

Class Y
Year ended 02/28/19	19.32	0.37	2.70	3.07	(0.33)	(1.12)	(1.45)	20.94	16.28		188,940	1.02	(d)	1.02	(d)	1.79	(d)	47
Year ended 02/28/18	21.63	0.35	(1.34)	(0.99)	(0.30)	(1.02)	(1.32)	19.32	(5.09)		191,203	1.02		1.02		1.63		44
Year ended 02/28/17	21.76	0.37	2.96	3.33	(0.47)	(2.99)	(3.46)	21.63	15.98		201,330	0.99		0.99		1.56		52
Year ended 02/29/16	27.02	0.46	(1.75)	(1.29)	(0.36)	(3.61)	(3.97)	21.76	(5.02)		171,879	1.00		1.00		1.82		80
Year ended 02/28/15	23.34	0.33	4.69	5.02	(0.28)	(1.06)	(1.34)	27.02	21.83		224,733	0.99		0.99		1.28		23

Investor Class
Year ended 02/28/19	19.27	0.32	2.70	3.02	(0.28)	(1.12)	(1.40)	20.89	16.05	(e)	32,447	1.23	(d)(e)	1.23	(d)(e)	1.58	(d)(e)	47
Year ended 02/28/18	21.58	0.30	(1.34)	(1.04)	(0.25)	(1.02)	(1.27)	19.27	(5.33	)(e)	32,868	1.23	(e)	1.23	(e)	1.42	(e)	44
Year ended 02/28/17	21.71	0.31	2.96	3.27	(0.41)	(2.99)	(3.40)	21.58	15.73	(e)	41,961	1.23	(e)	1.23	(e)	1.32	(e)	52
Year ended 02/29/16	26.97	0.39	(1.75)	(1.36)	(0.29)	(3.61)	(3.90)	21.71	(5.27)		43,435	1.25		1.25		1.57		80
Year ended 02/28/15	23.30	0.26	4.68	4.94	(0.21)	(1.06)	(1.27)	26.97	21.52		73,852	1.24		1.24		1.03		23

Class R5
Year ended 02/28/19	19.32	0.40	2.69	3.09	(0.35)	(1.12)	(1.47)	20.94	16.41		258,447	0.88	(d)	0.88	(d)	1.93	(d)	47
Year ended 02/28/18	21.63	0.38	(1.34)	(0.96)	(0.33)	(1.02)	(1.35)	19.32	(4.96)		258,599	0.89		0.89		1.76		44
Year ended 02/28/17	21.76	0.39	2.96	3.35	(0.49)	(2.99)	(3.48)	21.63	16.12		345,558	0.89		0.89		1.66		52
Year ended 02/29/16	27.02	0.49	(1.75)	(1.26)	(0.39)	(3.61)	(4.00)	21.76	(4.89)		380,119	0.87		0.87		1.95		80
Year ended 02/28/15	23.35	0.36	4.68	5.04	(0.31)	(1.06)	(1.37)	27.02	21.94		465,368	0.87		0.87		1.40		23

Class R6
Year ended 02/28/19	19.31	0.41	2.70	3.11	(0.37)	(1.12)	(1.49)	20.93	16.52		160,145	0.80	(d)	0.80	(d)	2.01	(d)	47
Year ended 02/28/18	21.63	0.40	(1.35)	(0.95)	(0.35)	(1.02)	(1.37)	19.31	(4.93)		100,866	0.80		0.80		1.85		44
Year ended 02/28/17	21.75	0.41	2.97	3.38	(0.51)	(2.99)	(3.50)	21.63	16.28		111,069	0.80		0.80		1.75		52
Year ended 02/29/16	27.02	0.51	(1.76)	(1.25)	(0.41)	(3.61)	(4.02)	21.75	(4.85)		99,691	0.78		0.78		2.04		80
Year ended 02/28/15	23.34	0.39	4.68	5.07	(0.33)	(1.06)	(1.39)	27.02	22.10		107,792	0.78		0.78		1.49		23

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $656,868, $69,904, $72,314, $186,738 , $32,133 , $260,808 and $144,122 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.21%, 0.21% and 0.24% for the years ended February 28, 2019, February 28, 2018 and February 28, 2017, respectively.

21                         Invesco Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Real Estate Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                         Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]
Class A	$1,000.00	$1,018.50	$ 6.31	$1,018.55	$ 6.31	1.26%
Class C	1,000.00	1,014.70	10.04	1,014.83	10.04	2.01
Class R	1,000.00	1,017.70	7.55	1,017.31	7.55	1.51
Class Y	1,000.00	1,019.80	5.06	1,019.79	5.06	1.01
Investor Class	1,000.00	1,019.10	5.91	1,018.94	5.91	1.18
Class R5	1,000.00	1,020.70	4.41	1,020.43	4.41	0.88
Class R6	1,000.00	1,020.70	4.01	1,020.83	4.01	0.80

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23                         Invesco Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$72,007,748
Qualified Dividend Income*	7.25%
Qualified Business Income*	77.75%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Real Estate Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. - 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli - 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson - 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non- profit organization managing regional electricity market)

T-2                         Invesco Real Estate Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange- Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3                         Invesco Real Estate Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers-(continued)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey -1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan - 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Real Estate Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	REA-AR-1	04292019	0949

Annual Report to Shareholders	February 28, 2019

Invesco Short Duration Inflation Protected Fund Nasdaq: A: LMTAX ∎ A2: SHTIX ∎ Y: LMTYX ∎ R5: ALMIX ∎ R6: SDPSX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2 Invesco Short Duration Inflation Protected Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Short Duration Inflation Protected Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2019, Class A shares of Invesco Short Duration Inflation Protected Fund (the Fund), at net asset value (NAV),

underperfomed the Fund’s broad market/style-specific benchmark, the ICE BofAML 1-5 Year US Inflation-Linked Treasury Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.23%
Class A2 Shares	1.33
Class Y Shares	1.48
Class R5 Shares	1.50
Class R6 Shares	1.52
ICE BofAML 1-5 Year US Inflation-Linked Treasury Index▼ (Broad Market/Style-Specific Index)	1.79
Lipper Inflation Protected Bond Funds Index⬛ (Peer Group Index)	1.55
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year began with positive US economic data but began to show signs of weakness toward the end of 2018. The US economy continued to add jobs pushing the unemployment rate to a low of 3.7% in September 2018, but the US government shutdown, which lasted from late December 2018 through January 2019, led to an increase from its lows to close the fiscal year at 3.8%.1 The US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.25% to 1.50% at the start of the fiscal year to a range of 2.25% to 2.50% at the close. This was accomplished with four 0.25% rate hikes in March, June, September and December of 2018.2

    During the first half of the fiscal year, US Treasury yields moved steadily higher due to the increasing federal funds rate, positive economic growth and rising inflation expectations. During this time,

Portfolio Composition
By US Treasuries

Maturity Date	Coupon Rate	% of Total Net Assets
4/15/2020	0.13%	9.91%
7/15/2020	1.25	7.06
1/15/2021	1.12	7.90
4/15/2021	0.13	8.74
7/15/2021	0.62	7.45
1/15/2022	0.13	8.43
4/15/2022	0.13	8.42
7/15/2022	0.13	8.22
1/15/2023	0.13	8.13
4/15/2023	0.62	8.99
7/15/2023	0.37	8.21
1/15/2024	0.62	8.23

Other Assets Less Liabilities	0.31

annual inflation, as measured by the Consumer Price Index (CPI), increased steadily and peaked at 2.9% in July 2018.1 This increase was mainly attributed to higher energy prices, which is a volatile component of CPI.1

    While economic growth trended upward in the beginning of the fiscal year, momentum slowed and concerns over trade policies, geopolitical tensions and global economic growth emerged late in the fourth quarter of 2018. Against this backdrop, US Treasury yields were pushed lower as investors sought the safe haven of government bonds. The 10-year US Treasury yield ended the fiscal year at 2.73%, 14 basis points lower than at the beginning of the fiscal year.3 Inflation also declined during this period with the CPI ending the fiscal year at 1.5% annual growth, down 1.4% from its peak in July 2018 as energy prices subsided.1

Total Net Assets	$701.1 million

Total Number of Holdings	15

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2019.

    Shorter-term US Treasury inflation protected securities (TIPS) posted positive returns for the fiscal year as the ICE BofAML 1–5 Year US Inflation-Linked Treasury Index returned 1.79%. Positive inflation accruals and coupon payments offset losses from increasing yields. The average yield on the index increased 32 basis points ending the fiscal year at 0.61% as TIPS sold off in late 2018 against a backdrop of lower inflation stemming from falling energy prices.4 (A basis point is one one-hundredth of a percentage point). Shorter-term TIPS underperformed their nominal US Treasury counterparts on a maturity matched basis as yields on nominal US Treasuries rose less than real yields for TIPS during the fiscal year.3 The difference between yields on a maturity-matched basis and nominal yields on US Treasuries and TIPS is a measure of inflation expectations, also known as breakeven inflation (the amount of inflation needed for TIPS to break even with nominal Treasuries).

    We seek to replicate the risk and return characteristics of the Fund’s broad market/ style-specific index, the ICE BofAML1–5 Year US Inflation-Linked Treasury Index, by generally investing in the component securities of the index in their respective weightings. For the fiscal year, the Fund generated positive returns and underperformed its broad market/style-specific benchmark. The Fund’s performance will typically lag its index due to fees.

    We wish to remind you that the Fund is subject to real interest rate risk, meaning the values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. However, the Fund invests in shorter-duration inflation-indexed securities, which tend to have less real interest rate risk. Inflation-indexed securities typically provide principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. However, at maturity, the value of TIPS cannot fall below their par value. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund’s income

4 Invesco Short Duration Inflation Protected Fund

from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.

    We are monitoring real interest rates, and the market, as well as economic and geopolitical factors that may impact the direction, speed and magnitude of changes to real interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If real interest rates rise, inflation-indexed security markets may experience increased volatility, which may affect the value and/or liquidity of the Fund’s investments.

    Thank you for investing in Invesco Short Duration Inflation Protected Fund and for sharing our long-term investment horizon.

1	Source: Bureau of Labor Statistics
2	Source: US Federal Reserve
3	Source: US Department of the Treasury
4	Source: Bloomberg L.P.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Brian Schneider Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Short Duration Inflation Protected Fund. He joined
Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).

Robert Young Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Short Duration Inflation Protected Fund. He joined

Invesco in 2001. Mr. Young earned a BA in economics from Cornell University and an MBA in finance and international business from Fordham University.

5 Invesco Short Duration Inflation Protected Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/09

1 Source: Lipper Inc.

2 Source: FactSet Research Systems Inc.

*	The Fund’s oldest share class (R5) does not have a sales charge, therefore, the second oldest share class with a sales charge (Class A2) is also included in the chart.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Short Duration Inflation Protected Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.17%
10 Years	0.25
5 Years	0.10
1 Year	-1.27

Class A2 Shares
Inception (12/15/87)	3.68%
10 Years	0.45
5 Years	0.46
1 Year	0.36

Class Y Shares
Inception (10/3/08)	0.76%
10 Years	0.66
5 Years	0.79
1 Year	1.48

Class R5 Shares
Inception (7/13/87)	3.94%
10 Years	0.68
5 Years	0.81
1 Year	1.50

Class R6 Shares
10 Years	0.61%
5 Years	0.78
1 Year	1.52

Class R6 shares incepted on December 31, 2015. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y, Class R5 and Class R6 shares was 0.55%, 0.45%, 0.30%, 0.29% and 0.26%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y, Class R5 and Class R6 shares was 0.65%, 0.55%. 0.40%,

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.14%
10 Years	0.12
5 Years	-0.02
1 Year	-2.69

Class A2 Shares
Inception (12/15/87)	3.68%
10 Years	0.33
5 Years	0.35
1 Year	-1.00

Class Y Shares
Inception (10/3/08)	0.68%
10 Years	0.52
5 Years	0.65
1 Year	0.10

Class R5 Shares
Inception (7/13/87)	3.93%
10 Years	0.55
5 Years	0.67
1 Year	0.12

Class R6 Shares
10 Years	0.48%
5 Years	0.65
1 Year	0.14

0.29% and 0.26%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a     CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7 Invesco Short Duration Inflation Protected Fund

Invesco Short Duration Inflation Protected Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	As of the close of business October 30, 2002, Class A2 shares were closed to new investors.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Indexing risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the Adviser will be able to correlate the Fund’s performance with that of the Index.
∎	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and the Fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.
∎

Inflation-indexed securities tax risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to

8 Invesco Short Duration Inflation Protected Fund

make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sampling risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index and in the Fund holding securities not included in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Index were held. The Fund’s use of a representative sampling approach may also include the risk that it may not track the return of the Index as well as it would have if the Fund held all of the securities in the Index.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

About indexes used in this report

∎	The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is a subset of the ICE BofAML US Inflation-Linked Treasury Index including all securities with a remaining term to final maturity less than five years.
∎	The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.
∎	The ICE BofAML US Inflation-Linked Treasury Index tracks the performance of US dollar-denominated inflation-linked sovereign debt publicly issued by the US government in its domestic market.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
∎	CE Data Indices and its affiliates (ICE BofAML) indices and related information, the name “ICE BofAML“ and related trademarks, are intellectual property licensed from ICE BofAML, and may not be copied, used or distributed without ICE BofAML’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed or promoted by ICE BofAML. ICE BOFAML MAKES NO WARRANTIES AND BEARS
NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9 Invesco Short Duration Inflation Protected Fund

Schedule of Investments

February 28, 2019

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities-99.69%

U.S. Treasury Inflation – Indexed Notes-99.69%(a)

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2020	$69,979	$69,460,021

U.S. Treasury Inflation - Indexed Notes	1.25%	07/15/2020	48,856	49,516,626

U.S. Treasury Inflation - Indexed Notes	1.12%	01/15/2021	54,849	55,344,461

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2021	62,077	61,277,924

U.S. Treasury Inflation - Indexed Notes	0.62%	07/15/2021	52,033	52,247,715

U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2022	59,947	59,078,842

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2022	60,046	58,996,552

U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2022	58,351	57,617,913

U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2023	58,140	57,016,517

U.S. Treasury Inflation - Indexed Notes	0.62%	04/15/2023	63,116	63,037,401

U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2023	57,950	57,577,722

U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2024	57,665	57,701,922

Total U.S. Treasury Securities (Cost $707,558,736)				698,873,616

			Shares
Money Market Funds-0.04%

Invesco Government & Agency Portfolio, Institutional Class, 2.30%(b)			95,404	95,404

Invesco Liquid Assets Portfolio, Institutional Class, 2.51%(b)			68,120	68,140

Invesco Treasury Portfolio, Institutional Class, 2.29%(b)			109,033	109,033

Total Money Market Funds (Cost $272,577)				272,577

TOTAL INVESTMENTS IN SECURITIES-99.73% (Cost $707,831,313)				699,146,193

OTHER ASSETS LESS LIABILITIES-0.27%				1,909,063

NET ASSETS-100.00%				$701,055,256

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 1H.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Short Duration Inflation Protected Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:

Investments in securities, at value (Cost $707,558,736)	$698,873,616

Investments in affiliated money market funds, at value (Cost $272,577)	272,577

Receivable for:
Fund shares sold	1,805,245

Interest	532,034

Investment for trustee deferred compensation and retirement plans	105,636

Other assets	30,749

Total assets	701,619,857

Liabilities:

Payable for:
Fund shares reacquired	211,554

Accrued fees to affiliates	31,646

Accrued trustees’ and officers’ fees and benefits	4,286

Accrued other operating expenses	201,395

Trustee deferred compensation and retirement plans	115,720

Total liabilities	564,601

Net assets applicable to shares outstanding	$701,055,256

Net assets consist of:

Shares of beneficial interest	$731,679,829

Distributable earnings	(30,624,573)

$701,055,256

Net Assets:

Class A	$46,383,911

Class A2	$17,255,469

Class Y	$9,842,515

Class R5	$2,975,740

Class R6	$624,597,621

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	4,563,700

Class A2	1,695,949

Class Y	967,155

Class R5	292,366

Class R6	61,367,378

Class A:
Net asset value per share	$10.16

Maximum offering price per share
(Net asset value of $10.16 ÷ 97.50%)	$10.42

Class A2:
Net asset value per share	$10.17

Maximum offering price per share
(Net asset value of $10.17 ÷ 99.00%)	$10.27

Class Y:
Net asset value and offering price per share	$10.18

Class R5:
Net asset value and offering price per share	$10.18

Class R6:
Net asset value and offering price per share	$10.18

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco Short Duration Inflation Protected Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:

Interest	$3,548,736

Dividends from affiliated money market funds	3,254

Treasury Inflation-Protected Securities inflation adjustments	15,141,964

Total investment income	18,693,954

Expenses:

Advisory fees	1,423,678

Administrative services fees	177,827

Custodian fees	4,851

Distribution fees:
Class A	116,632

Class A2	27,963

Transfer agent fees – A, A2, and Y	116,183

Transfer agent fees – R5	99

Transfer agent fees – R6	4,855

Trustees’ and officers’ fees and benefits	30,218

Registration and filing fees	87,302

Licensing fees	148,420

Reports to shareholders	37,838

Professional services fees	77,652

Other	34,665

Total expenses	2,288,183

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(95,416)

Net expenses	2,192,767

Net investment income	16,501,187

Realized and unrealized gain (loss) from:

Net realized gain (loss) from Investment securities	(11,033,375)

Change in net unrealized appreciation (depreciation) of Investment securities	5,604,084

Net realized and unrealized gain (loss)	(5,429,291)

Net increase in net assets resulting from operations	$11,071,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco Short Duration Inflation Protected Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018

Operations:

Net investment income	$16,501,187	$18,482,033

Net realized gain (loss)	(11,033,375)	(6,441,494)

Change in net unrealized appreciation (depreciation)	5,604,084	(16,248,513)

Net increase (decrease) in net assets resulting from operations	11,071,896	(4,207,974)

Distributions to shareholders from distributable earnings(1):

Class A	(1,168,210)	(1,013,858)

Class A2	(482,204)	(414,164)

Class Y	(330,480)	(262,546)

Class R5	(23,473)	(19,635)

Class R6	(18,389,116)	(15,777,947)

Total distributions to shareholders from distributable earnings	(20,393,483)	(17,488,150)

Share transactions-net:

Class A	1,393,651	7,097,511

Class A2	(2,333,195)	(1,853,586)

Class Y	(2,770,274)	3,451,831

Class R5	2,240,559	(35,968)

Class R6	(76,491,971)	9,858,563

Net increase (decrease) in net assets resulting from share transactions	(77,961,230)	18,518,351

Net increase (decrease) in net assets	(87,282,817)	(3,177,773)

Net assets:

Beginning of year	788,338,073	791,515,846

End of year	$701,055,256	$788,338,073

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13 Invesco Short Duration Inflation Protected Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco Short Duration Inflation Protected Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class Y, Class R5 and Class R6. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

14 Invesco Short Duration Inflation Protected Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.20%

Over $500 million	0.175%

For the year ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.19%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y, Class R5 and Class R6 shares to 0.55%, 0.45%, 0.30%, 0.30% and 0.30%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended February 28, 2019, the Adviser waived advisory fees of $118 and reimbursed class level expenses of $56,800, $22,697, $14,331, $0 and $0 of Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class A2, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets

15 Invesco Short Duration Inflation Protected Fund

of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $8,569 and $136 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $22,698 and $0 from Class A and Class A2 shares, respectively, for CDSC was imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$-	$698,873,616	$-	$698,873,616

Money Market Funds	272,577	-	-	272,577

Total Investments	$272,577	$698,873,616	$-	$699,146,193

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,470.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

16 Invesco Short Duration Inflation Protected Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018

Ordinary income	$20,393,483	$17,488,150

Total distributions	$20,393,483	$17,488,150

Tax Components of Net Assets at Period-End:

2019

Net unrealized appreciation (depreciation) - investments	(10,272,652)

Temporary book/tax differences	(99,780)

Capital loss carryforward	(16,693,975)

Late-Year Ordinary Loss Deferral	(3,558,166)

Shares of beneficial interest	731,679,829

Total net assets	$701,055,256

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to TIPS and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$2,595,136	$14,098,839	$16,693,975

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $273,204,862 and $371,698,759, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,053,584

Aggregate unrealized (depreciation) of investments	(11,326,236)

Net unrealized (depreciation) of investments	$(10,272,652)

Cost of investments for tax purposes is $709,418,845.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of nondeductible excise taxes, on February 28, 2019, undistributed net investment income (loss) was increased by $5,192 and shares of beneficial interest was decreased by $5,192. This reclassification had no effect on the net assets of the Fund.

17 Invesco Short Duration Inflation Protected Fund

NOTE 10–Share Information

	Summary of Share Activity

	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:

Class A	3,347,554	$34,257,861	6,133,062	$64,575,713

Class A2	21,865	224,603	51,010	535,997

Class Y	719,407	7,410,177	977,734	10,268,470

Class R5	227,117	2,290,484	18,577	195,681

Class R6	2,770,866	28,410,115	6,393,617	67,119,922

Issued as reinvestment of dividends:

Class A	103,160	1,048,727	90,719	942,546

Class A2	41,506	422,514	34,734	361,282

Class Y	29,914	304,595	24,112	250,800

Class R5	592	6,003	560	5,826

Class R6	1,805,587	18,386,854	1,516,248	15,777,725

Reacquired:

Class A	(3,317,813)	(33,912,937)	(5,571,823)	(58,420,748)

Class A2	(291,586)	(2,980,312)	(262,098)	(2,750,865)

Class Y	(1,021,967)	(10,485,046)	(673,842)	(7,067,439)

Class R5	(5,492)	(55,928)	(22,864)	(237,475)

Class R6	(12,029,764)	(123,288,940)	(6,974,112)	(73,039,084)

Net increase (decrease) in share activity	(7,599,054)	$(77,961,230)	1,735,634	$18,518,351

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 83% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18 Invesco Short Duration Inflation Protected Fund

NOTE 11–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/19	$10.29	$0.20	$(0.08)	$0.12	$(0.25)	$-	$(0.25)	$10.16	1.23%	$46,384	0.55	%(d)	0.67	%(d)	1.97	%(d)	37%
Year ended 02/28/18	10.58	0.20	(0.29)	(0.09)	(0.20)	-	(0.20)	10.29	(0.86)	45,609	0.55		0.65		2.02		48
Year ended 02/28/17	10.50	0.13	0.08	0.21	(0.12)	(0.01)	(0.13)	10.58	2.04	39,978	0.55		0.70		1.18		41
Year ended 02/29/16	10.42	(0.05)	0.14	0.09	(0.01)	-	(0.01)	10.50	0.83	34,373	0.52		0.90		(0.52)		199
Year ended 02/28/15	10.44	0.00	(0.02)	(0.02)	-	-	-	10.42	(0.15)	33,150	0.58		0.92		0.04		106
Class A2
Year ended 02/28/19	10.30	0.21	(0.08)	0.13	(0.26)	-	(0.26)	10.17	1.33	17,255	0.45	(d)	0.57	(d)	2.07	(d)	37
Year ended 02/28/18	10.59	0.22	(0.30)	0.08	(0.21)	-	(0.21)	10.30	(0.76)	19,826	0.45		0.55		2.12		48
Year ended 02/28/17	10.51	0.13	0.09	0.22	(0.13)	(0.01)	(0.14)	10.59	2.14	22,234	0.45		0.60		1.28		41
Year ended 02/29/16	10.42	(0.05)	0.15	0.10	(0.01)	-	0.01	10.51	0.92	24,851	0.50		0.80		(0.50)		199
Year ended 02/28/15	10.45	0.00	(0.03)	(0.03)	-	-	-	10.42	(0.23)	28,213	0.57		0.82		0.05		106
Class Y
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	-	(0.28)	10.18	1.48	9,843	0.30	(d)	0.42	(d)	2.22	(d)	37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	-	(0.23)	10.31	(0.51)	12,778	0.30		0.40		2.27		48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	(0.16)	10.59	2.30	9,656	0.30		0.45		1.43		41
Year ended 02/29/16	10.42	(0.05)	0.15	0.10	(0.01)	-	(0.01)	10.51	0.92	10,471	0.48		0.65		(0.48)		199
Year ended 02/28/15	10.45	0.01	(0.03)	(0.02)	(0.01)	-	(0.01)	10.42	(0.21)	8,045	0.55		0.67		0.07		106
Class R5
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	-	(0.28)	10.18	1.50	2,976	0.28	(d)	0.28	(d)	2.24	(d)	37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	-	(0.23)	10.31	(0.50)	723	0.29		0.29		2.28		48
Year ended 02/28/17	10.52	0.15	0.08	0.23	(0.14)	(0.02)	(0.16)	10.59	2.21	783	0.30		0.32		1.43		41
Year ended 02/29/16	10.43	(0.05)	0.15	0.10	(0.01)	-	(0.01)	10.52	0.95	608	0.48		0.59		(0.48)		199
Year ended 02/28/15	10.45	0.01	(0.02)	(0.01)	(0.01)	-	(0.01)	10.43	(0.09)	4,416	0.52		0.59		0.10		106
Class R6
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	-	(0.28)	10.18	1.52	624,598	0.27	(d)	0.27	(d)	2.25	(d)	37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	-	(0.23)	10.31	(0.48)	709,402	0.26		0.26		2.31		48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	(0.16)	10.59	2.32	718,865	0.29		0.29		1.44		41
Year ended 02/29/16(e)	10.40	(0.01)	0.12	0.11	-	-	-	10.51	1.06	36,414	0.30	(f)	0.46	(f)	(0.30	)(f)	199

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $46,653, $18,642, $11,771, $1,261 and $663,775 for Class A, Class A2, Class Y, Class R5, and Class R6 shares, respectively.
(e)	Commencement date of December 31, 2015.
(f)	Annualized.

19 Invesco Short Duration Inflation Protected Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Short Duration Inflation Protected Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration Inflation Protected Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20 Invesco Short Duration Inflation Protected Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]
Class A	$1,000.00	$1,000.90	$2.73	$1,022.07	$2.76	0.55%
Class A2	1,000.00	1,001.40	2.23	1,022.56	2.26	0.45
Class Y	1,000.00	1,003.10	1.49	1,023.31	1.51	0.30
Class R5	1,000.00	1,002.30	1.39	1,023.41	1.40	0.28
Class R6	1,000.00	1,003.30	1.39	1,023.41	1.40	0.28

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21 Invesco Short Duration Inflation Protected Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Ordinary Income	$20,393,483
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22 Invesco Short Duration Inflation Protected Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan1 - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] - 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1 Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. -1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. - 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli - 1949 Trustee	2016	Adjunct Professor, University of Denver - Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson - 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens &Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2 Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3 Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan - 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008	Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust Formerly: Assistant Vice President, The Invesco Funds	N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-4 Invesco Short Duration Inflation Protected Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	SDIP-AR-1	04262019	1027

Annual Report to Shareholders	February 28, 2019

Invesco Short Term Bond Fund
Nasdaq:
A: STBAX ∎ C: STBCX ∎ R: STBRX ∎ Y: STBYX ∎ R5: ISTBX ∎ R6: ISTFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

        The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                         Invesco Short Term Bond Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Short Term Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2019, Class A shares of Invesco Short Term Bond Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.19%
Class C Shares	1.83
Class R Shares	1.84
Class Y Shares	2.35
Class R5 Shares	2.45
Class R6 Shares	2.46
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	3.17
Bloomberg Barclays 1-3 Year Government/Credit Index▼ (Style-Specific Index)	2.52
Lipper Short Investment Grade Debt Funds Index⬛ (Peer Group Index)	2.51

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

During the fiscal year, the US Treasury yield curve flattened as a result of short-term yield increases since yields on short-term bonds are more sensitive to monetary policy. Around the developed world, major central banks maintained accommodative monetary policies geared toward growth stimulation.

    The Bloomberg Barclays 1-3 Year Government/Credit Index ended the fiscal year with a strong return of 2.52%. US investment grade bonds and US high yield bonds posted gains for the fiscal year, as well. Credit spreads widened across investment grade bonds during the fourth quarter of 2018 with some stability in the middle of the fiscal year. More specifically, investment grade index spreads began the fiscal year at approximately 100 basis points (bps), peaked in January 2019 near 160 bps and ended February 2019 at about 120 bps; the fourth quarter witnessed spreads widening of approximately 50 bps.1 (A basis point is one one-hundredth of a percentage point). US high yield spreads were relatively stable around 350 bps for much of 2018.1 Beginning in October 2018, spreads increased and finished 2018 at approximately 525 bps as risk assets came under pressure in the fourth quarter.1 From a technical standpoint, foreign investment in investment grade corporate credit appeared to ease throughout the fiscal year as hedging costs increased. US dollar-denominated emerging market debt posted gains for the fiscal year due largely to the rally in risk assets in the first two months of 2019.

    The US Federal Reserve (the Fed) completed four 0.25% interest rate hikes during the fiscal year: in March, June, September and December 2018.2 Following December’s Federal Reserve meeting, the Fed raised the fed funds rate to a target level of 2.25% to 2.50%.2 Since 2008, there have now been nine separate 0.25% rate hikes. Despite the uptick in volatility during the end of 2018, the ongoing positive health of the US economy, with low unemployment and moderate economic growth, provided the basis for the Fed’s decisions. However, recent Fed rhetoric and actions have caused markets to begin contemplating a potential policy regime change. The change involves a shift in the Fed’s focus from a forward looking inflation constraint, effectively capping inflation at around 2%, to a framework that would allow symmetrical variation around a target of 2%.2 Under the new regime, the Fed would be willing to allow core personal consumption expenditure (PCE) inflation to increase to around 2.5% to compensate for inflation that has remained below target for a decade.2

    With this economic and market environment as a backdrop, the Fund, at NAV, generated positive absolute returns for the fiscal year, but underperformed its style-specific benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index. The Fund’s overweight allocation to investment grade and emerging market corporate credit contributed to relative returns. The Fund’s out-of-index exposure to high yield credit securities – averaging less than 10% of total net assets – positively impacted the Fund’s relative performance, as well. The Fund’s security selection within the consumer cyclical, consumer non-cyclical and capital goods subsectors contributed to relative performance while security selection within the energy and transportation subsectors detracted from relative Fund performance. The Fund’s overweight allocation to the consumer cyclical and consumer non-cyclical subsectors proved positive for the fiscal year while an overweight allocation to the utility sector detracted from relative performance. The Fund’s cash position detracted from performance as most major fixed income sectors outperformed liquidity instruments for the fiscal year.

    During the fiscal year, we used several strategies in seeking to manage overall risk in the Fund and manage liquidity

Portfolio Composition
By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	67.7%
Asset-Backed Securities	16.4
U.S. Treasury Securities	9.6
Security types each less than 1% of the portfolio	0.4
Money Market Funds Plus Other Assets Less Liabilities	5.9

Top Five Debt Issuers*
% of total net assets

1. U.S. Treasury Notes	9.5%
2. Ford Motor Credit Co.	2.4
3. Hertz Vehicle Financing II L.P.	1.9
4. Sprint Spectrum Co. LLC	1.7
5. Hyundai Capital America	1.7

Total Net Assets	$1.4 billion

Total Number of Holdings*	288

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of February 28, 2019.

4                Invesco Short Term Bond Fund

needs. Throughout the fiscal year, approximately 5.1% of the portfolio, on average, was in cash and short- to intermediate-maturity government bonds; this provided sufficient liquidity and an important buffer against credit market volatility. The Fund did not use any credit derivatives during the fiscal year.

    The Fund may use active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. (Alpha is a measure of performance on a risk adjusted basis.) Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Duration of the portfolio was maintained above the style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s style-specific benchmark during the fiscal year detracted slightly from relative Fund returns. Yield curve positioning, obtained by overweight exposure to longer maturities and underweight exposure to shorter-term maturities, benefited the Fund as the US Treasury yield curve flattened. Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Please note that our strategy may be implemented using derivative instruments, including futures, forward foreign currency contracts, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for like similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Short Term Bond Fund and for sharing our long-term investment horizon.

1  Source: Bloomberg

2  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matt Brill Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Short Term Bond Fund. He joined
Invesco in 2013. Mr. Brill earned a BA in economics from Washington and Lee University.

Chuck Burge Portfolio Manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Michael Hyman Portfolio Manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Short Term Bond Fund. He joined
Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5                Invesco Short Term Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/09

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

*The Fund’s oldest share class (Class C) does not have a sales charge. Therefore, the second-oldest share class,

  which has a sales charge (Class A), is also included in the chart.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Short Term Bond Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	1.77%
10 Years	2.17
5 Years	0.98
1 Year	-0.39

Class C Shares*
Inception (8/30/02)	1.88%
10 Years	2.10
5 Years	1.13
1 Year	1.83

Class R Shares
Inception (4/30/04)	1.65%
10 Years	2.10
5 Years	1.16
1 Year	1.84

Class Y Shares
Inception (10/3/08)	2.24%
10 Years	2.63%
5 Years	1.67
1 Year	2.35

Class R5 Shares
Inception (4/30/04)	2.20%
10 Years	2.66
5 Years	1.75
1 Year	2.45

Class R6 Shares
10 Years	2.51%
5 Years	1.78
1 Year	2.46
* Effective January 26, 2019, Class C performance includes the conversion to A shares after 10 years.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	1.71%
10 Years	1.84
5 Years	0.86
1 Year	-1.82

Class C Shares
Inception (8/30/02)	1.69%
10 Years	1.77
5 Years	1.01
1 Year	0.35

Class R Shares
Inception (4/30/04)	1.59%
10 Years	1.77
5 Years	1.01
1 Year	0.24

Class Y Shares
Inception (10/3/08)	2.15%
10 Years	2.28%
5 Years	1.52
1 Year	0.86

Class R5 Shares
Inception (4/30/04)	2.13%
10 Years	2.31
5 Years	1.58
1 Year	0.84

Class R6 Shares
10 Years	2.15%
5 Years	1.63
1 Year	0.97

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.66%, 1.01%, 1.01%, 0.51%, 0.39% and 0.39%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.67%, 1.17%, 1.02%, 0.52%, 0.40% and 0.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class C shares have no upfront or contingent deferred sales charge; therefore, performance shown is at net asset value. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers by the adviser in effect through at least June 30, 2020. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers of Class C shares by the distributor in effect through at least June 30, 2019. See current prospectus for more information.

7                Invesco Short Term Bond Fund

Invesco Short Term Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to

8                Invesco Short Term Bond Fund

lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle

9                Invesco Short Term Bond Fund

the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed rate bond market.
∎	The Bloomberg Barclays 1-3 Year Government/Credit Index is an unmanaged index considered representative of short-term US corporate and US government bonds with maturities of one to three years.
∎	The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment grade debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10                Invesco Short Term Bond Fund

Schedule of Investments(a)

February 28, 2019

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-67.70%
Aerospace & Defense-0.98%
Rockwell Collins, Inc., Sr. Unsec. Notes, 2.80%, 03/15/2022	$5,414,000	$5,339,594

United Technologies Corp., Sr. Unsec. Floating Rate Global Notes, 3.33% (3 mo. USD LIBOR + 0.65%), 08/16/2021(b)	1,459,000	1,459,398

Sr. Unsec. Notes, 8.88%, 11/15/2019	7,000,000	7,281,215

		14,080,207

Agricultural & Farm Machinery-0.32%
Deere & Co., Sr. Unsec. Notes, 4.38%, 10/16/2019	4,600,000	4,646,916

Air Freight & Logistics-0.35%
Adani Abbot Point Terminal Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(c)	5,607,000	4,967,254

Airlines-4.10%
American Airlines Pass Through Trust, Series 2013-2, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 4.95%, 01/15/2023	750,598	772,628

Series 2016-3, Class B, Sec. Third Lien Pass Through Ctfs., 3.75%, 10/15/2025	2,655,539	2,578,186

Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 10/15/2025	2,867,330	2,786,498

Avianca Holdings S.A./Avianca Leasing LLC/Grupo Taca Holdings Ltd. (Colombia), REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(c)	1,757,000	1,715,271

Continental Airlines Pass Through Trust, Series 2009-2, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 7.25%, 05/10/2021	2,560,187	2,619,583

Delta Air Lines Pass Through Trust, Series 2011-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 5.30%, 10/15/2020	3,499,634	3,506,809

Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.88%, 05/07/2019(c)	1,754,382	1,764,206

Delta Air Lines, Inc., Sr. Unsec. Global Notes, 2.88%, 03/13/2020	15,951,000	15,939,146

3.40%, 04/19/2021	2,426,000	2,423,593

3.63%, 03/15/2022	4,138,000	4,126,901

	Principal Amount	Value
Airlines-(continued)
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 11/10/2023(c)	$6,745,988	$6,944,995

United Airlines Pass Through Trust, Series 2016-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 10/07/2025	3,183,773	3,075,425

Series 2018-1, Class B, Sec. Second Lien Pass Through Ctfs., 4.60%, 03/01/2026	3,730,000	3,756,598

Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. First Lien Pass Through Ctfs., 5.00%, 10/23/2023(c)	780,642	794,459

WestJet Airlines Ltd. (Canada), Sr. Unsec. Notes, 3.50%, 06/16/2021(c)	6,400,000	6,126,695

		58,930,993

Aluminum-0.35%
PT Indonesia Asahan Aluminium (Persero) (Indonesia), Sr. Unsec. Notes, 5.23%, 11/15/2021(c)	4,800,000	4,961,688

Apparel Retail-0.34%
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	4,742,000	4,836,840

Asset Management & Custody Banks-0.19%
Bank of New York Mellon Corp. (The), Series G, Sr. Unsec. Notes, 2.20%, 05/15/2019	2,784,000	2,781,718

Automobile Manufacturers-6.74%
American Honda Finance Corp., Sr. Unsec. Global Medium-Term Notes, 3.15%, 01/08/2021	6,386,000	6,414,985

BMW US Capital, LLC (Germany), Sr. Unsec. Gtd. Notes, 1.50%, 04/11/2019(c)	2,000,000	1,997,510

Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 2.25%, 09/03/2019(c)	3,340,000	3,325,599

Ford Motor Credit Co. LLC, Sr. Unsec. Global Floating Rate Notes, 3.68% (3 mo. USD LIBOR + 0.88%), 10/12/2021(b)	6,243,000	6,022,807

Sr. Unsec. Global Notes, 2.60%, 11/04/2019	1,438,000	1,434,366

2.68%, 01/09/2020	8,715,000	8,648,623

5.09%, 01/07/2021	4,968,000	5,062,564

3.81%, 10/12/2021	8,654,000	8,546,844

5.60%, 01/07/2022	4,592,000	4,707,497

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                Invesco Short Term Bond Fund

	Principal Amount	Value
Automobile Manufacturers-(continued)

General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Floating Rate Notes, 3.65% (3 mo. USD LIBOR + 0.85%), 04/09/2021(b)	$2,420,000	$2,397,444

Sr. Unsec. Gtd. Global Notes, 3.20%, 07/06/2021	2,613,000	2,586,236

Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	2,263,000	2,263,263

Sr. Unsec. Sub. Global Notes, 4.20%, 11/06/2021	9,339,000	9,464,857

5.10%, 01/17/2024	1,667,000	1,708,036

Hyundai Capital America, Sr. Unsec. Notes, 3.95%, 02/01/2022(c)	16,000,000	16,098,831

4.30%, 02/01/2024(c)	8,824,000	8,848,315

Volkswagen Group of America Finance LLC (Germany), Sr. Unsec. Gtd. Floating Rate Notes, 3.46% (3 mo. USD LIBOR + 0.77%), 11/13/2020(b)(c)	4,421,000	4,429,697

3.64% (3 mo. USD LIBOR + 0.94%), 11/12/2021(b)(c)	2,867,000	2,870,553

		96,828,027

Biotechnology-0.67%
AbbVie Inc., Sr. Unsec. Global Notes, 3.38%, 11/14/2021	6,061,000	6,104,242

Celgene Corp., Sr. Unsec. Global Notes, 2.88%, 02/19/2021	3,500,000	3,478,379

		9,582,621

Brewers-0.20%
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 4.15%, 01/23/2025	2,803,000	2,897,144

Broadcasting-0.08%
Fox Corp., Sr. Unsec. Sub. Gtd. Notes, 4.03%, 01/25/2024(c)	1,180,000	1,203,883

Cable & Satellite-2.27%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 3.58%, 07/23/2020	19,795,000	19,890,852

Comcast Corp., Sr. Unsec. Gtd. Global Notes, 5.70%, 07/01/2019	5,569,000	5,621,739

Sr. Unsec. Gtd. Notes, 5.15%, 03/01/2020	7,000,000	7,156,046

		32,668,637

Construction Machinery & Heavy Trucks-0.14%
Wabtec Corp., Sr. Unsec. Gtd. Global Notes, 4.15%, 03/15/2024	2,078,000	2,076,689

	Principal Amount	Value
Copper-0.33%

Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.10%, 03/15/2020	$4,710,000	$4,723,188

Department Stores-0.35%
Macy’s Retail Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.38%, 09/01/2023	5,144,000	5,066,150

Diversified Banks-4.64%
Banco do Brasil S.A. (Brazil), REGS, Jr. Unsec. Euro Notes, 8.50%(b)(c)(d)	1,893,000	2,016,537

Bank of Montreal (Canada), Sr. Unsec. Medium-Term Notes, 2.10%, 12/12/2019	10,000,000	9,952,529

Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 5.14%, 10/14/2020	1,195,000	1,220,871

Unsec. Sub. Notes, 10.18%, 06/12/2021(c)	6,000,000	6,782,054

Barclays PLC (United Kingdom), Sr. Unsec. Floating Rate Global Notes, 4.11% (3 mo. USD LIBOR + 1.43%), 02/15/2023(b)	5,954,000	5,835,180

BBVA Bancomer S.A. (Mexico), Jr. Unsec. Sub. Notes, 7.25%, 04/22/2020(c)	2,090,000	2,165,783

Branch Banking & Trust Co., Sr. Unsec. Notes, 2.25%, 06/01/2020	6,720,000	6,665,041

Citigroup Inc., Series N, Jr. Unsec. Sub. Global Notes, 5.80%(b)(d)	4,637,000	4,648,593

Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(c)	5,000,000	5,039,000

Industrial & Commercial Bank of China Ltd. (China), Sr. Unsec. Notes, 2.96%, 11/08/2022	905,000	888,592

ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Notes, 6.00%(d)	3,735,000	3,737,241

JPMorgan Chase & Co., Series I, Jr. Unsec. Sub. Global Floating Rate Notes, 6.22% (3 mo. USD LIBOR + 3.47%)(b)(d)	2,869,000	2,886,860

Series V, Jr. Unsec. Sub. Global Notes, 5.00%(b)(d)	1,390,000	1,390,000

Nordea Bank AB (Finland), Jr. Unsec. Sub. Notes, 5.50%(c)(d)	3,140,000	3,136,075

Standard Chartered PLC (United Kingdom), Sr. Unsec. Floating Rate Notes, 3.91% (3 mo. USD LIBOR + 1.15%), 01/20/2023(b)(c)	1,379,000	1,377,356

Sr. Unsec. Notes, 2.10%, 08/19/2019(c)	1,373,000	1,367,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                Invesco Short Term Bond Fund

	Principal Amount	Value
Diversified Banks-(continued)

Wells Fargo & Co., Series K, Jr. Unsec. Sub. Global Floating Rate Notes, 6.56% (3 mo. USD LIBOR + 3.77%)(b)(d)	$4,000,000	$4,035,000

Sr. Unsec. Global Notes, 2.13%, 04/22/2019	3,541,000	3,538,511

		66,682,986

Diversified Capital Markets-0.62%
Credit Suisse Group AG (Switzerland), Sr. Unsec. Notes, 3.57%, 01/09/2023(c)	6,700,000	6,646,599

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/2020(c)	2,135,000	2,188,155

		8,834,754

Drug Retail-0.15%
Walgreens Boots Alliance, Inc., Sr. Unsec. Global Notes, 2.70%, 11/18/2019	2,221,000	2,217,019

Electric Utilities-0.92%
Exelon Corp., Jr. Unsec. Sub. Notes, 3.50%, 06/01/2022	3,678,000	3,654,538

Sr. Unsec. Global Notes, 2.85%, 06/15/2020	4,285,000	4,274,936

FirstEnergy Corp., Series A, Sr. Unsec. Global Notes, 2.85%, 07/15/2022	1,579,000	1,545,862

Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	3,781,000	3,721,765

		13,197,101

Financial Exchanges & Data-0.35%
Moody’s Corp., Sr. Unsec. Global Notes, 3.25%, 06/07/2021	5,081,000	5,083,098

Food Retail-0.47%
Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes, 2.35%, 12/13/2019(c)	6,841,000	6,806,056

Gas Utilities-0.46%
Midcontinent Express Pipeline LLC, Sr. Unsec. Notes, 6.70%, 09/15/2019(c)	6,500,000	6,548,232

Health Care Distributors-1.28%
Cardinal Health, Inc., Sr. Unsec. Global Notes, 2.62%, 06/15/2022	4,999,000	4,858,148

McKesson Corp., Sr. Unsec. Global Notes, 3.65%, 11/30/2020	13,500,000	13,595,368

		18,453,516

	Principal Amount	Value
Health Care Equipment-2.96%

Becton, Dickinson and Co., Sr. Unsec. Notes, 2.68%, 12/15/2019	$11,773,000	$11,729,655

2.40%, 06/05/2020	5,358,000	5,305,177

Stryker Corp., Sr. Unsec. Global Notes, 2.00%, 03/08/2019	19,313,000	19,311,548

Zimmer Biomet Holdings, Inc., Sr. Unsec. Global Floating Rate Notes, 3.55% (3 mo. USD LIBOR + 0.75%), 03/19/2021(b)	6,250,000	6,225,576

		42,571,956

Health Care Facilities-0.09%
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 4.25%, 10/15/2019	1,270,000	1,278,208

Health Care Services-3.84%
Cigna Corp., Sr. Sec. Notes, 3.20%, 09/17/2020(c)	24,000,000	24,032,146

CVS Health Corp., Sr. Unsec. Global Notes, 3.13%, 03/09/2020	15,000,000	15,028,940

3.70%, 03/09/2023	3,516,000	3,540,408

Halfmoon Parent, Inc., Sr. Sec. Notes, 3.40%, 09/17/2021(c)	7,772,000	7,817,692

3.75%, 07/15/2023(c)	4,677,000	4,736,820

		55,156,006

Home Improvement Retail-0.49%
Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 06/15/2019	7,000,000	6,985,765

Hotels, Resorts & Cruise Lines-0.61%
Marriott International, Inc., Series Y, Sr. Unsec. Global Floating Rate Notes, 3.23% (3 mo. USD LIBOR + 0.60%), 12/01/2020(b)	8,718,000	8,730,475

Household Products-0.93%
Reynolds Group Holdings, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	13,324,262	13,367,566

Housewares & Specialties-0.13%
Newell Brands Inc., Sr. Unsec. Global Notes, 2.60%, 03/29/2019	1,926,000	1,925,402

Hypermarkets & Super Centers-0.15%
Costco Wholesale Corp., Sr. Unsec. Global Notes, 1.70%, 12/15/2019	2,209,000	2,192,043

Industrial Conglomerates-0.73%
General Electric Co./LJ VP Holdings LLC, Sr. Unsec. Notes, 3.80%, 06/18/2019(c)	10,500,000	10,518,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                Invesco Short Term Bond Fund

	Principal Amount	Value

Industrial Machinery-0.23%
Caterpillar Financial Services Corp., Sr. Unsec. Medium-Term Floating Rate Notes, 3.05% (3 mo. USD LIBOR + 0.28%), 09/07/2021(b)	$3,250,000	$3,243,401

Insurance Brokers-0.19%
Marsh & McLennan Cos., Inc., Sr. Unsec. Sub. Global Notes, 3.88%, 03/15/2024	2,665,000	2,725,113

Integrated Oil & Gas-1.42%
BP Capital Markets America, Inc., Sr. Unsec. Gtd. Notes, 2.52%, 09/19/2022	4,000,000	3,933,236

BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Bonds, 1.77%, 09/19/2019	7,770,000	7,729,971

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.38%, 03/13/2022	8,612,000	8,673,576

		20,336,783

Integrated Telecommunication Services-0.49%
AT&T Inc., Sr. Unsec. Global Floating Rate Notes, 3.96% (3 mo. USD LIBOR + 1.18%), 06/12/2024(b)	2,732,000	2,703,945

Sr. Unsec. Global Notes, 2.45%, 06/30/2020	4,426,000	4,396,925

		7,100,870

Interactive Media & Services-0.42%
Tencent Holdings Ltd. (China), Sr. Unsec. Notes,
3.38%, 05/02/2019(c)	2,026,000	2,027,731

2.99%, 01/19/2023(c)	4,039,000	3,965,780

		5,993,511

Internet & Direct Marketing Retail-1.54%
Alibaba Group Holding Ltd. (China), Sr. Unsec. Gtd. Notes, 2.50%, 11/28/2019	2,175,000	2,170,870

Amazon.com, Inc., Sr. Unsec. Global Notes, 2.60%, 12/05/2019	20,000,000	19,996,437

		22,167,307

Investment Banking & Brokerage-1.56%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(c)	4,519,000	4,753,753

Goldman Sachs Group, Inc. (The), Series L, Jr. Unsec. Sub. Notes, 5.70%(d)	4,952,000	4,958,190

Sr. Unsec. Global Floating Rate Notes, 3.93% (3 mo. USD LIBOR + 1.16%), 04/23/2020(b)	2,092,000	2,109,402

Sr. Unsec. Medium-Term Global Notes, 5.38%, 03/15/2020	10,000,000	10,237,490

	Principal Amount	Value

Investment Banking & Brokerage-(continued)
Morgan Stanley, Series F, Sr. Unsec. Medium-Term Notes, 5.63%, 09/23/2019	$348,000	$353,183

		22,412,018

IT Consulting & Other Services-0.54%
DXC Technology Co., Sr. Unsec. Floating Rate Notes, 3.58% (3 mo. USD LIBOR + 0.95%), 03/01/2021(b)	7,692,000	7,681,512

Life & Health Insurance-1.08%
Pricoa Global Funding I, Sr. Sec. Notes, 2.20%, 05/16/2019(c)	5,965,000	5,959,393

Principal Life Global Funding II, Sec. Notes, 2.15%, 01/10/2020(c)	4,620,000	4,592,947

Protective Life Global Funding, Sec. Notes, 2.16%, 09/25/2020(c)	5,000,000	4,927,804

		15,480,144

Multi-line Insurance-0.72%
AIG Global Funding, Sr. Sec. First Lien Notes, 2.70%, 12/15/2021(c)	7,047,000	6,886,772

Metropolitan Life Global Funding I, Sr. Sec. Notes, 1.75%, 09/19/2019(c)	3,530,000	3,511,766

		10,398,538

Multi-Utilities-0.93%
CenterPoint Energy, Inc., Series A, Jr. Unsec. Sub. Notes, 6.13%(d)	2,876,000	2,923,929

Dominion Energy, Inc., Sr. Unsec. Notes, 2.50%, 12/15/2019	8,570,000	8,545,922

Sempra Energy, Sr. Unsec. Global Notes, 2.90%, 02/01/2023	1,976,000	1,912,702

		13,382,553

Office REITs-0.35%
SL Green Operating Partnership, L.P., Sr. Unsec. Gtd. Floating Rate Notes, 3.66% (3 mo. USD LIBOR + 0.98%), 08/16/2021(b)	5,000,000	4,974,303

Office Services & Supplies-0.25%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 3.88%, 09/15/2020	3,630,000	3,607,313

Oil & Gas Exploration & Production-1.54%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 8.70%, 03/15/2019	1,237,000	1,239,320

Concho Resources, Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	1,872,000	1,898,827

Continental Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	7,484,000	7,567,218

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                Invesco Short Term Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production-(continued)
Enterprise Products Operating LLC, Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077(b)	$9,393,000	$8,518,143

EQT Corp., Sr. Unsec. Global Notes, 2.50%, 10/01/2020	3,000,000	2,947,866

		22,171,374

Oil & Gas Refining & Marketing-0.16%
Phillips 66, Sr. Unsec. Gtd. Global Floating Rate Notes, 3.25% (3 mo. USD LIBOR + 0.60%), 02/26/2021(b)	2,264,000	2,262,782

Oil & Gas Storage & Transportation-1.99%
Enbridge Inc. (Canada), Sr. Unsec. Global Notes, 2.90%, 07/15/2022	2,119,000	2,086,412

Energy Transfer Operating L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 04/15/2024	1,787,000	1,836,981

Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.50%, 02/01/2022	5,000,000	5,057,889

MPLX L.P., Sr. Unsec. Global Notes, 3.38%, 03/15/2023	1,228,000	1,224,294

Plains All American Pipeline L.P./PAA Finance Corp., Sr. Unsec. Notes, 5.75%, 01/15/2020	4,330,000	4,420,309

Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(b)(d)	8,272,000	7,660,079

Williams Cos., Inc. (The), Sr. Unsec. Notes, 4.13%, 11/15/2020	6,233,000	6,308,851

		28,594,815

Other Diversified Financial Services-0.56%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/16/2024	2,680,000	2,745,350

Doric Nimrod Air Alpha Pass Through Trust (Guernsey), Series 2013-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.13%, 11/30/2021(c)	591,682	595,913

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	2,775,000	2,762,822

USAA Capital Corp., Sr. Unsec. Notes, 2.45%, 08/01/2020(c)	2,000,000	1,992,710

		8,096,795

Packaged Foods & Meats-0.83%
Mead Johnson Nutrition Co. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.90%, 11/01/2019	3,989,000	4,041,405

Smithfield Foods, Inc., Sr. Unsec. Gtd. Notes, 2.70%, 01/31/2020(c)	8,000,000	7,934,154

		11,975,559

	Principal Amount	Value

Pharmaceuticals-2.09%
Allergan Funding SCS, Sr. Unsec. Unsub. Gtd. Floating Rate Global Notes, 4.03% (3 mo. USD LIBOR + 1.26%), 03/12/2020(b)	$9,600,000	$9,672,363

Elanco Animal Health Inc., Sr. Unsec. Notes, 3.91%, 08/27/2021(c)	6,091,000	6,161,552

Mylan N.V., Sr. Unsec. Gtd. Global Notes, 2.50%, 06/07/2019	3,850,000	3,844,958

Pfizer, Inc., Sr. Unsec. Global Notes, 1.70%, 12/15/2019	7,000,000	6,947,714

Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 1.70%, 07/19/2019	3,415,000	3,402,867

		30,029,454

Property & Casualty Insurance-0.61%
Suncorp-Metway Ltd. (Australia), Sr. Unsec. Notes, 2.35%, 04/27/2020(c)	8,805,000	8,722,409

Regional Banks-1.77%
Citizens Financial Group, Inc., Series A, Jr. Unsec. Sub. Global Bonds, 5.50%(d)	3,900,000	3,951,890

First Niagara Financial Group, Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	750,000	822,888

KeyBank N.A., Series BKNT, Sr. Unsec. Notes, 2.50%, 12/15/2019	1,355,000	1,352,065

Sr. Unsec. Bonds, 2.50%, 11/22/2021	4,023,000	3,963,410

Synovus Financial Corp., Unsec. Sub. Floating Rate Notes, 5.75% (3 mo. USD LIBOR + 4.18%), 12/15/2025(b)	10,295,000	10,449,425

Zions Bancorp. N.A., Sr. Unsec. Global Notes, 3.35%, 03/04/2022	4,861,000	4,863,630

		25,403,308

Restaurants-0.47%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(c)	6,717,000	6,758,981

Semiconductors-2.37%
Analog Devices, Inc., Sr. Unsec. Global Notes, 2.50%, 12/05/2021	4,825,000	4,726,921

Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 3.00%, 01/15/2022	15,000,000	14,732,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                Invesco Short Term Bond Fund

	Principal Amount	Value

Semiconductors-(continued)
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 4.13%, 06/15/2020(c)	$9,508,000	$9,600,703

4.13%, 06/01/2021(c)	5,000,000	5,048,250

		34,108,121

Soft Drinks-0.56%
Keurig Dr Pepper Inc., Sr. Unsec. Gtd. Notes, 3.55%, 05/25/2021(c)	4,604,000	4,632,820

4.06%, 05/25/2023(c)	3,324,000	3,362,830

		7,995,650

Specialized Finance-0.42%
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 2.30%, 11/15/2019	4,000,000	3,988,319

Park Aerospace Holdings Ltd. (Ireland), Sr. Unsec. Gtd. Notes, 5.25%, 08/15/2022(c)	2,000,000	2,052,420

		6,040,739

Specialized REITs-0.16%
American Tower Corp., Sr. Unsec. Notes, 5.05%, 09/01/2020	2,266,000	2,328,874

Specialty Chemicals-0.21%
International Flavors & Fragrances Inc., Sr. Unsec. Sub. Global Notes, 3.40%, 09/25/2020	3,000,000	3,013,455

Steel-0.60%
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	8,507,000	8,565,486

Systems Software-1.18%
Oracle Corp., Sr. Unsec. Global Notes, 5.00%, 07/08/2019	6,705,000	6,758,857

VMware, Inc., Sr. Unsec. Global Notes, 2.30%, 08/21/2020	6,705,000	6,629,228

2.95%, 08/21/2022	3,604,000	3,531,939

		16,920,024

Technology Distributors-0.39%
Tech Data Corp., Sr. Unsec. Global Bonds, 3.70%, 02/15/2022	5,580,000	5,525,568

Technology Hardware, Storage & Peripherals-0.82%
Dell International LLC/EMC Corp., Sr. Sec. Gtd. First Lien Notes, 3.48%, 06/01/2019(c)	6,878,000	6,876,077

Hewlett Packard Enterprise Co., Sr. Unsec. Notes, 2.10%, 10/04/2019(c)	5,000,000	4,971,892

		11,847,969

	Principal Amount	Value

Tobacco-0.99%

Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 02/14/2024	$3,334,000	$3,336,254

4.40%, 02/14/2026	825,000	832,710

Sr. Unsec. Unsub. Gtd. Global Notes, 3.49%, 02/14/2022	7,017,000	7,062,956

Philip Morris International Inc., Sr. Unsec. Global Notes, 1.88%, 11/01/2019	3,000,000	2,982,963

		14,214,883

Trading Companies & Distributors-0.32%
Air Lease Corp., Sr. Unsec. Global Notes, 2.13%, 01/15/2020	3,875,000	3,843,138

International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	811,000	812,282

		4,655,420

Trucking-1.88%
Aviation Capital Group LLC, Sr. Unsec. Floating Rate Notes, 3.42% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(c)	1,860,000	1,847,582

DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2020(c)	3,192,000	3,192,000

Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.20%, 07/15/2020(c)	2,374,000	2,372,732

3.65%, 07/29/2021(c)	16,497,000	16,599,963

3.90%, 02/01/2024(c)	3,046,000	3,030,065

		27,042,342

Wireless Telecommunication Services-1.83%
América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/30/2020	1,841,000	1,875,985

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 09/20/2021(c)	12,170,812	12,140,385

Sr. Sec. Gtd. First Lien Notes, 4.74%, 03/20/2025(c)	12,282,000	12,328,058

		26,344,428

Total U.S. Dollar Denominated Bonds & Notes (Cost $976,742,698)		972,922,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                Invesco Short Term Bond Fund

	Principal Amount	Value

Asset-Backed Securities-16.44%
Angel Oak Mortgage Trust, LLC, Series 2017-1, Class A1, Variable Rate Pass Through Ctfs., 2.81%, 01/25/2047(c)(e)	$1,295,142	$1,292,654

Series 2017-3, Class A1, Variable Rate Pass Through Ctfs., 2.71%, 11/25/2047(c)(e)	1,483,777	1,477,874

Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 3.26%, 04/27/2048(c)(e)	4,636,191	4,631,651

Banc of America Mortgage Securities Inc., Series 2004-D, Class 2A2, Variable Rate Pass Through Ctfs., 4.19%, 05/25/2034(e)	52,454	53,230

Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 4.38%, 08/25/2033(e)	79,576	79,408

BX Trust, Series 2017-SLCT, Class A, Floating Rate Pass Through Ctfs., 3.41% (1 mo. USD LIBOR + 0.92%), 07/15/2034(b)(c)	3,214,710	3,209,677

CAL Funding III Ltd., Series 2018- 2A, Class A, Pass Through Ctfs., 4.34%, 09/25/2043(c)	3,354,167	3,412,723

CarMax Auto Owner Trust, Series 2018-3, Class A3, Pass Through Ctfs., 3.13%, 06/15/2023	11,500,000	11,590,125

CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, Floating Rate Pass Through Ctfs., 3.28% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(c)	6,125,000	6,121,958

Series 2017-BIOC, Class C, Floating Rate Pass Through Ctfs., 3.54% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(c)	3,950,000	3,921,240

Series 2017-BIOC, Class D, Floating Rate Pass Through Ctfs., 4.09% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(c)	2,413,000	2,421,136

Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 4.30%, 08/25/2034(e)	222,814	217,525

Cold Storage Trust, Series 2017- ICE3, Class A, Floating Rate Pass Through Ctfs., 3.49% (1 mo. USD LIBOR + 1.00%), 04/15/2036(b)(c)	15,000,000	14,981,865

COLT Mortgage Loan Trust, Series 2017-1, Class A1, Variable Rate Pass Through Ctfs., 2.61%, 05/27/2047(c)(e)	1,926,381	1,921,893

Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 2.93%, 02/25/2048(c)(e)	1,990,498	1,980,423

	Principal Amount	Value

Countrywide Alternative Loan Trust, Series 2004-8CB, Class A, Floating Rate Pass Through Ctfs., 2.76% (1 mo. USD LIBOR + 0.27%), 06/25/2034(b)	$601,010	$599,998

CSWF, Series 2018-TOP, Class B, Floating Rate Pass Through Ctfs., 3.79% (1 mo. USD LIBOR + 1.30%), 08/15/2035(b)(c)	4,582,000	4,577,763

DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(c)	6,961,920	6,995,437

Deephaven Residential Mortgage Trust, Series 2017-2A, Class A2, Variable Rate Pass Through Ctfs., 2.61%, 06/25/2047(c)(e)	439,028	434,174

Series 2017-2A, Class A3, Variable Rate Pass Through Ctfs., 2.71%, 06/25/2047(c)(e)	477,990	472,764

Series 2017-3A, Class A1, Variable Rate Pass Through Ctfs., 2.58%, 10/25/2047(c)(e)	3,156,774	3,143,093

Series 2017-3A, Class A2, Variable Rate Pass Through Ctfs., 2.71%, 10/25/2047(c)(e)	922,919	920,418

Series 2018-2A, Class A1, Variable Rate Pass Through Ctfs., 3.48%, 04/25/2058(c)(e)	5,998,046	6,011,148

Galton Funding Mortgage Trust, Series 2018-2, Series A41, Variable Rate Pass Through Ctfs., 4.50%, 10/25/2058(c)(e)	6,212,576	6,326,047

GS Mortgage Securities Corp II, Series 2015-GC30, Class A2, Pass Through Ctfs., 2.73%, 05/10/2050	2,687,186	2,680,874

Hertz Vehicle Financing II L.P., Series 2015-1A, Class A, Pass Through Ctfs., 2.73%, 03/25/2021(c)	7,000,000	6,971,605

Series 2018-1A, Class A, Pass Through Ctfs., 3.29%, 02/25/2024(c)	3,360,000	3,320,335

Series 2018-1A, Class C, Pass Through Ctfs., 4.39%, 02/25/2024(c)	1,304,000	1,279,078

Series 2019-1A, Class A, Pass Through Ctfs., 3.71%, 03/25/2023(c)	11,000,000	11,048,056

Series 2019-1A, Class B, Pass Through Ctfs., 4.10%, 03/25/2023(c)	4,250,000	4,271,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                Invesco Short Term Bond Fund

	Principal Amount	Value

Home Partners of America Trust, Series 2018-1, Class A, Floating Rate Pass Through Ctfs., 3.38% (1 mo. USD LIBOR + 0.90%), 07/17/2037(b)(c)	$3,034,513	$3,029,111

Series 2018-1, Class B, Floating Rate Pass Through Ctfs., 3.58% (1 mo. USD LIBOR + 1.10%), 07/17/2037(b)(c)	2,970,000	2,946,391

Series 2018-1, Class C, Floating Rate Pass Through Ctfs., 3.73% (1 mo. USD LIBOR + 1.25%), 07/17/2037(b)(c)	1,350,000	1,337,052

ICG US CLO Ltd., Series 2016-1A, Class A1R, Floating Rate Pass Through Ctfs., 3.89% (3 mo. USD LIBOR + 1.14%), 07/29/2028(b)(c)	3,000,000	2,984,990

Invitation Homes Trust, Series 2017-SFR2, Class A, Floating Rate Pass Through Ctfs., 3.33% (1 mo. USD LIBOR + 0.85%), 12/17/2036(b)(c)	2,681,421	2,685,613

Series 2017-SFR2, Class B, Floating Rate Pass Through Ctfs., 3.63% (1 mo. USD LIBOR + 1.15%), 12/17/2036(b)(c)	1,441,000	1,439,455

Series 2017-SFR2, Class C, Floating Rate Pass Through Ctfs., 3.93% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(c)	2,758,000	2,762,399

Series 2017-SFR2, Class D, Floating Rate Pass Through Ctfs., 4.28% (1 mo. USD LIBOR + 1.80%), 12/17/2036(b)(c)	2,105,000	2,118,961

Jimmy Johns Funding LLC, Series 2017-1A, Class A2I, Pass Through Ctfs., 3.61%, 07/30/2047(c)	10,082,588	10,000,018

JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2, Pass Through Ctfs., 2.77%, 10/15/2048	2,845,648	2,838,941

Series 2015-C29, Class A2, Pass Through Ctfs., 2.92%, 05/15/2048	1,357,255	1,355,341

Mercedes-Benz Auto Lease Trust, Pass Through Ctfs., 3.01%, 02/16/2021	7,250,000	7,265,752

Series 2019-A, Class A3, Pass Through Ctfs., 3.10%, 11/15/2021	4,500,000	4,517,869

Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 4.24% (1 mo. USD LIBOR + 0.25%), 11/25/2035(b)	954,227	962,112

	Principal Amount	Value

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A2, Pass Through Ctfs., 3.12%, 08/15/2047	$2,523,651	$2,521,522

Series 2015-C23, Class A2, Pass Through Ctfs., 2.98%, 07/15/2050	2,682,532	2,676,035

Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041(e)	46,400	46,294

Series 2017-CLS, Class A, Floating Rate Pass Through Ctfs., 3.19% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(c)	8,028,000	7,979,593

Series 2017-CLS, Class B, Floating Rate Pass Through Ctfs., 3.34% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(c)	3,944,000	3,908,027

Series 2017-CLS, Class C, Floating Rate Pass Through Ctfs., 3.49% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(c)	2,676,000	2,639,983

Sequoia Mortgage Trust, Series 2013-3, Class A1, Variable Rate Pass Through Ctfs., 2.00%, 03/25/2043(e)	2,011,078	1,875,380

Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/2043(e)	1,636,328	1,530,906

Series 2013-6, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 05/25/2043(e)	2,786,207	2,731,781

Series 2013-7, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 06/25/2043(e)	1,780,558	1,727,358

Starwood Waypoint Homes Trust, Series 2017-1, Class D, Floating Rate Pass Through Ctfs., 4.44% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(c)	7,700,000	7,708,100

Towd Point Mortgage Trust, Series 2016-3, Class A1, Variable Rate Pass Through Ctfs., 2.25%, 04/25/2056(c)(e)	1,552,257	1,525,628

Series 2017-2, Class A1, Variable Rate Pass Through Ctfs., 2.75%, 04/25/2057(c)(e)	5,496,541	5,391,712

Triton Container Finance VI LLC, Series 2018-2A, Class A, Pass Through Ctfs., 4.19%, 06/22/2043(c)	3,766,933	3,807,266

Verus Securitization Trust, Series 2018-3, Class A1, Variable Pass Through Ctfs., 4.11%, 10/25/2058(c)(e)	11,215,178	11,290,371

Series 2019-1, Class A1, Variable Pass Through Ctfs., 3.84%, 02/25/2059(c)(e)	8,437,000	8,447,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                Invesco Short Term Bond Fund

	Principal Amount	Value

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, Pass Through Ctfs., 2.63%, 05/15/2048	$1,479,471	$1,475,363

Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class A1, Variable Rate Pass Through Ctfs., 4.61%, 09/25/2034(e)	74,052	76,270

Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 4.97%, 12/25/2034(e)	153,489	156,783

WFRBS Commercial Mortgage Trust, IO, Series 2012-C10, Class XA, Variable Rate Pass Through Ctfs., 1.56%, 12/15/2045(c)(e)	3,660,689	178,640

IO, Series 2012-C6, Class XA, Variable Rate Pass Through Ctfs., 2.08%, 04/15/2045(c)(e)	2,155,882	101,025

Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.04%, 09/15/2046(e)	4,500,000	4,791,330

Series 2014-C24, Class A2, Pass Through Ctfs., 2.86%, 11/15/2047	1,021,162	1,020,595

Total Asset-Backed Securities (Cost $236,967,441)		236,217,035

U.S. Treasury Securities-9.56%
U.S. Treasury Bills-0.09%
2.40% - 2.43%, 06/27/2019(f)(g)	1,230,000	1,220,349

U.S. Treasury Notes-9.47%
2.50%, 01/31/2021	96,580,500	96,535,228

2.50%, 02/15/2022	12,753,600	12,756,091

2.50%, 01/31/2024	20,392,700	20,373,184

2.63%, 01/31/2026	4,215,000	4,217,964

2.63%, 02/15/2029	2,253,000	2,234,650

		136,117,117

Total U.S. Treasury Securities (Cost $137,354,473)		137,337,466

U.S. Government Sponsored Agency Mortgage-Backed Securities-0.29%
Collateralized Mortgage Obligations-0.02%
Fannie Mae REMICs, 2.96%, (1 mo. USD LIBOR + 0.45%), 02/25/2047(b)	91,408	90,447

Freddie Mac REMICs 7.50%, 09/15/2029	111,820	126,242

3.49%, (1 mo. USD LIBOR + 1.00%), 12/15/2031(b)	28,562	29,355

3.44%, (1 mo. USD LIBOR + 0.95%), 01/15/2032(b)	17,787	17,978

		264,022

	Principal Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)-0.05%
Pass Through Ctfs., 6.00%, 03/01/2023	$119,497	$123,249

8.50%, 05/01/2024 to 08/17/2026	108,330	111,990

7.00%, 10/25/2024 to 10/01/2034	404,778	436,089

Pass Through Ctfs., ARM, 4.42%, (6 mo. USD LIBOR + 1.62%), 07/01/2036(b)	31,599	32,771

5.08%, (1 yr. USD LIBOR + 2.01%), 01/01/2038(b)	13,295	13,954

Floating Rate Pass Through Ctfs., ARM,
4.70%, (1 yr. USD LIBOR + 2.06%), 02/01/2037(b)	10,664	11,300

		729,353

Federal National Mortgage Association (FNMA)-0.15%
Pass Through Ctfs.,
6.50%, 06/01/2019 to 10/01/2035	203,628	223,716

7.00%, 02/01/2020 to 08/01/2036	1,186,548	1,271,851

7.50%, 01/01/2021 to 02/01/2031	136,809	149,454

8.00%, 09/01/2026 to 07/01/2032	157,858	162,269

9.00%, 01/01/2030	63,225	68,841

8.50%, 05/01/2030 to 07/01/2030	141,250	156,124

Pass Through Ctfs., ARM, 4.66%, (1 yr. U.S. Treasury Yield Curve Rate + 2.22%), 11/01/2032(b)	24,481	26,013

Floating Rate Pass Through Ctfs., ARM, 4.45%, (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(b)	78,258	82,261

4.19%, (1 yr. USD LIBOR + 1.73%), 03/01/2038(b)	17,722	18,578

		2,159,107

Government National Mortgage Association (GNMA)-0.07%
Pass Through Ctfs.,
7.75%, 11/15/2019 to 02/15/2021	13,540	13,566

6.50%, 07/15/2023 to 02/15/2034	742,970	816,442

7.50%, 12/20/2025	15,631	17,310

7.00%, 10/15/2026 to 06/15/2032	56,046	58,641

8.50%, 07/20/2027	48,535	53,303

		959,262

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $3,838,333)		4,111,744

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                Invesco Short Term Bond Fund

	Shares	Value

Preferred Stocks-0.14%
Regional Banks-0.14%
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd. (Cost $1,875,000)	75,000	$1,987,500

Money Market Funds-5.20%
Invesco Government & Agency Portfolio-Institutional Class, 2.30%(h)	25,994,409	25,994,409

	Shares	Value

Invesco Liquid Assets Portfolio- Institutional Class, 2.51%(h)	19,098,071	$19,103,800

Invesco Treasury Portfolio-Institutional Class, 2.29%(h)	29,707,896	29,707,896

Total Money Market Funds (Cost $74,805,987)		74,806,105

TOTAL INVESTMENTS IN SECURITIES-99.33% (Cost $1,431,583,932)		1,427,382,212

OTHER ASSETS LESS LIABILITIES-0.67%		9,597,654

NET ASSETS-100.00%		$1,436,979,866

Abbreviations:
ARM	- Adjustable Rate Mortgage
CLO	- Collateralized Loan Obligation
Ctfs.	- Certificates
Deb.	- Debentures
Gtd.	- Guaranteed
IO	- Interest Only
Jr.	- Junior
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
REGS	- Regulation S
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
Sec.	- Secured
Sr.	- Senior
Sub.	- Subordinated
Unsec.	- Unsecured
Unsub.	- Unsubordinated
USD	- U.S. Dollar
Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2019.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $500,264,153, which represented 34.81% of the Fund’s Net Assets.

(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	2,360	June-2019	$500,780,936	$(170,991)	$(170,991)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 5 Year Notes	722	June-2019	(82,714,125)	116,735	116,735

U.S. Treasury 10 Year Notes	366	June-2019	(44,652,000)	216,441	216,441

Subtotal–Short Futures Contracts				333,176	333,176

Total Futures Contracts				$162,185	$162,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                Invesco Short Term Bond Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:
Investments in securities, at value (Cost $1,356,777,945)	$1,352,576,107

Investments in affiliated money market funds, at value (Cost $74,805,987)	74,806,105

Receivable for:
Investments sold	6,585,634

Fund shares sold	4,342,765

Dividends and interest	10,421,368

Investment for trustee deferred compensation and retirement plans	140,530

Other assets	49,374

Total assets	1,448,921,883

Liabilities:

Other investments: Variation margin payable - futures contracts	56,393

Payable for: Investments purchased	8,557,153

Dividends	404,369

Fund shares reacquired	2,378,872

Accrued fees to affiliates	291,680

Accrued trustees’ and officers’ fees and benefits	5,634

Accrued other operating expenses	92,482

Trustee deferred compensation and retirement plans	155,434

Total liabilities	11,942,017

Net assets applicable to shares outstanding	$1,436,979,866

Net assets consist of:

Shares of beneficial interest	$1,464,597,786

Distributable earnings	(27,617,920)

$1,436,979,866

Net Assets:
Class A	$591,442,669

Class C	$140,246,636

Class R	$5,034,693

Class Y	$134,271,914

Class R5	$1,765,106

Class R6	$564,218,848

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	69,792,254

Class C	16,558,463

Class R	593,099

Class Y	15,840,898

Class R5	208,446

Class R6	66,492,425

Class A:
Net asset value per share	$8.47

Maximum offering price per share (Net asset value of $8.47 ÷ 97.50%)	$8.69

Class C:
Net asset value and offering price per share	$8.47

Class R:
Net asset value and offering price per share	$8.49

Class Y:
Net asset value and offering price per share	$8.48

Class R5:
Net asset value and offering price per share	$8.47

Class R6:
Net asset value and offering price per share	$8.49

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                Invesco Short Term Bond Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:
Interest	$43,057,787

Dividends	107,833

Dividends from affiliated money market funds	1,654,923

Total investment income	44,820,543

Expenses:

Advisory fees	4,632,619

Administrative services fees	327,774

Custodian fees	28,872

Distribution fees:
Class A	624,405

Class C	2,062,805

Class R	23,809

Transfer agent fees – A, C, R and Y	999,753

Transfer agent fees – R5	188

Transfer agent fees – R6	32,508

Trustees’ and officers’ fees and benefits	39,276

Registration and filing fees	167,423

Reports to shareholders	99,340

Professional services fees	77,698

Other	103,218

Total expenses	9,219,688

Less: Fees waived and expense offset arrangement(s)	(567,028)

Net expenses	8,652,660

Net investment income	36,167,883

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(7,253,974)

Futures contracts	(1,660,704)

(8,914,678)

Change in net unrealized appreciation (depreciation) of:
Investment securities	3,962,185

Futures contracts	75,200

4,037,385

Net realized and unrealized gain (loss)	(4,877,293)

Net increase in net assets resulting from operations	$31,290,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018

Operations:

Net investment income	$36,167,883	$30,355,901

Net realized gain (loss)	(8,914,678)	(2,827,075)

Change in net unrealized appreciation (depreciation)	4,037,385	(14,748,254)

Net increase in net assets resulting from operations	31,290,590	12,780,572

Distributions to shareholders from distributable earnings(1):

Class A	(11,159,392)	(8,036,443)

Class C	(7,048,505)	(6,818,775)

Class R	(109,232)	(72,676)

Class Y	(3,014,274)	(2,849,722)

Class R5	(50,764)	(30,724)

Class R6	(16,494,319)	(12,205,126)

Total distributions to shareholders from distributable earnings	(37,876,486)	(30,013,466)

Share transactions-net:

Class A	196,519,794	(35,274,040)

Class C	(249,045,046)	(54,633,452)

Class R	364,320	(1,722,524)

Class Y	5,814,588	320,779

Class R5	73,673	497,300

Class R6	(8,735,798)	82,854,793

Net increase (decrease) in net assets resulting from share transactions	(55,008,469)	(7,957,144)

Net increase (decrease) in net assets	(61,594,365)	(25,190,038)

Net assets:

Beginning of year	1,498,574,231	1,523,764,269

End of year	$1,436,979,866	$1,498,574,231

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                Invesco Short Term Bond Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C, Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares are not normally subject to a CDSC. However, if Class C shares were acquired through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

24                         Invesco Short Term Bond Fund

    Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or

25                         Invesco Short Term Bond Fund

made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J.  Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.35%

Next $500 million	0.325%

Next $1.5 billion	0.30%

Next $2.5 billion	0.29%

Over $5 billion	0.28%

For the year ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.33%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75% (after 12b-1 fee waivers), 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2019, the Adviser waived advisory fees of $87,609.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares, 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2019, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of

26                         Invesco Short Term Bond Fund

average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the year ended February 28, 2019, 12b-1 fees incurred for Class C shares were $1,586,773 after fee waivers of $476,032.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $73,560 in front-end sales commissions from the sale of Class A shares and $129,218 and $900 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$972,922,362	$–	$972,922,362

Asset-Backed Securities	–	236,217,035	–	236,217,035

U.S. Treasury Securities	–	137,337,466	–	137,337,466

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	4,111,744	–	4,111,744

Preferred Stocks	1,987,500	–	–	1,987,500

Money Market Funds	74,806,105	–	–	74,806,105

Total Investments in Securities	76,793,605	1,350,588,607	–	1,427,382,212

Other Investments - Assets*

Futures Contracts	333,176	–	–	333,176

Other Investments - Liabilities*

Futures Contracts	(170,991)	–	–	(170,991)

Total Other Investments	162,185	–	–	162,185

Total Investments	$76,955,790	$1,350,588,607	$–	$1,427,544,397

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

27                         Invesco Short Term Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$333,176

Derivatives not subject to master netting agreements	(333,176)

Total Derivative Assets subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(170,991)

Derivatives not subject to master netting agreements	170,991

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk

Realized (Loss):
Futures contracts	$(1,660,704)

Change in Net Unrealized Appreciation:
Futures contracts	75,200

Total	$(1,585,504)

  The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$559,797,164

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,387.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

28                         Invesco Short Term Bond Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018

Ordinary income	$37,876,486	$30,013,466

Tax Components of Net Assets at Period-End:

2019

Net unrealized appreciation (depreciation) – investments	$(4,304,698)

Temporary book/tax differences	(134,604)

Capital loss carryforward	(23,178,618)

Shares of beneficial interest	1,464,597,786

Total net assets	1,436,979,866

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$8,112,950	$15,065,668	$23,178,618

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $741,518,912 and $987,925,783, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,563,404,870 and $1,490,538,998, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis

Aggregate unrealized appreciation of investments	$ 5,032,524

Aggregate unrealized (depreciation) of investments	(9,337,222)

Net unrealized (depreciation) of investments	$(4,304,698)

Cost of investments for tax purposes is $1,431,849,095.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforwards and distributions, on February 28, 2019, undistributed net investment income was increased by $335,899, undistributed net realized gain (loss) was increased by $38,153 and shares of beneficial interest was decreased by $374,052. This reclassification had no effect on the net assets of the Fund.

29                         Invesco Short Term Bond Fund

NOTE 11–Share Information

	Summary of Share Activity

	Years ended February 28,

	2019(a)		2018

	Shares	Amount	Shares	Amount

Sold:
Class A	55,495,796	$469,022,984	33,437,008	$287,970,885

Class C	12,220,047	103,385,054	18,374,436	158,311,234

Class R	217,199	1,840,559	530,063	4,573,501

Class Y	13,247,995	112,068,635	19,351,295	166,774,343

Class R5	16,027	135,644	58,772	504,118

Class R6	11,295,823	95,842,910	18,068,883	156,060,770

Issued as reinvestment of dividends:
Class A	1,159,688	9,816,461	805,213	6,927,099

Class C	696,858	5,897,397	679,421	5,843,069

Class R	12,750	108,102	8,375	72,155

Class Y	211,075	1,786,650	183,183	1,577,318

Class R5	5,913	50,018	3,545	30,466

Class R6	1,929,521	16,356,711	1,410,122	12,146,811

Reacquired:
Class A	(33,346,510)	(282,319,651)	(38,346,742)	(330,172,024)

Class C	(42,386,790)	(358,327,497)	(25,418,342)	(218,787,755)

Class R	(187,098)	(1,584,341)	(738,213)	(6,368,180)

Class Y	(12,752,177)	(108,040,697)	(19,473,862)	(168,030,882)

Class R5	(13,257)	(111,989)	(4,337)	(37,284)

Class R6	(14,268,445)	(120,935,419)	(9,897,459)	(85,352,788)

Net increase (decrease) in share activity	(6,445,585)	$(55,008,469)	(968,639)	$(7,957,144)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/19	$8.51	$0.21	$(0.03)	$0.18	$(0.22)	$8.47	2.19%	$591,443	0.64	%(d)	0.65	%(d)	2.52	%(d)	176%
Year ended 02/28/18	8.61	0.17	(0.10)	0.07	(0.17)	8.51	0.79	395,766	0.65		0.66		1.98		198
Year ended 02/28/17	8.47	0.14	0.15	0.29	(0.15)	8.61	3.39	435,592	0.65		0.66		1.59		294
Year ended 02/29/16	8.65	0.15	(0.16)	(0.01)	(0.17)	8.47	(0.12)	379,091	0.68		0.68		1.72		200
Year ended 02/28/15	8.71	0.16	(0.05)	0.11	(0.17)	8.65	1.24	338,347	0.69		0.69		1.79		250
Class C
Year ended 02/28/19	8.51	0.18	(0.03)	0.15	(0.19)	8.47	1.83	140,247	0.99	(d)	1.15	(d)	2.17	(d)	176
Year ended 02/28/18	8.61	0.14	(0.10)	0.04	(0.14)	8.51	0.44	391,791	1.00		1.16		1.63		198
Year ended 02/28/17	8.47	0.11	0.15	0.26	(0.12)	8.61	3.03	451,018	1.00		1.16		1.24		294
Year ended 02/29/16	8.65	0.12	(0.16)	(0.04)	(0.14)	8.47	(0.47)	443,163	1.03		1.18		1.37		200
Year ended 02/28/15	8.71	0.13	(0.05)	0.08	(0.14)	8.65	0.88	475,892	1.04		1.19		1.44		250
Class R
Year ended 02/28/19	8.53	0.18	(0.03)	0.15	(0.19)	8.49	1.84	5,035	0.99	(d)	1.00	(d)	2.17	(d)	176
Year ended 02/28/18	8.62	0.14	(0.09)	0.05	(0.14)	8.53	0.55	4,693	1.00		1.01		1.63		198
Year ended 02/28/17	8.49	0.11	0.14	0.25	(0.12)	8.62	2.90	6,466	1.00		1.01		1.24		294
Year ended 02/29/16	8.66	0.12	(0.15)	(0.03)	(0.14)	8.49	(0.35)	4,068	1.03		1.03		1.37		200
Year ended 02/28/15	8.72	0.13	(0.05)	0.08	(0.14)	8.66	0.88	3,669	1.04		1.04		1.44		250

30                         Invesco Short Term Bond Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class Y
Year ended 02/28/19	$8.52	$0.23	$(0.03)	$0.20	$(0.24)	$8.48	2.35%	$134,272	0.49	%(d)	0.50	%(d)	2.67	%(d)	176%
Year ended 02/28/18	8.61	0.18	(0.09)	0.09	(0.18)	8.52	1.06	128,874	0.50		0.51		2.13		198
Year ended 02/28/17	8.48	0.15	0.14	0.29	(0.16)	8.61	3.42	129,794	0.50		0.51		1.74		294
Year ended 02/29/16	8.65	0.16	(0.15)	0.01	(0.18)	8.48	0.15	56,237	0.53		0.53		1.87		200
Year ended 02/28/15	8.71	0.17	(0.05)	0.12	(0.18)	8.65	1.38	47,086	0.54		0.54		1.94		250
Class R5
Year ended 02/28/19	8.51	0.23	(0.03)	0.20	(0.24)	8.47	2.45	1,765	0.39	(d)	0.40	(d)	2.77	(d)	176
Year ended 02/28/18	8.60	0.19	(0.09)	0.10	(0.19)	8.51	1.17	1,699	0.38		0.39		2.25		198
Year ended 02/28/17	8.47	0.16	0.14	0.30	(0.17)	8.60	3.54	1,220	0.39		0.40		1.85		294
Year ended 02/29/16	8.64	0.17	(0.15)	0.02	(0.19)	8.47	0.26	1,165	0.43		0.43		1.97		200
Year ended 02/28/15	8.71	0.18	(0.06)	0.12	(0.19)	8.64	1.37	1,026	0.44		0.44		2.04		250
Class R6
Year ended 02/28/19	8.53	0.24	(0.03)	0.21	(0.25)	8.49	2.46	564,219	0.38	(d)	0.39	(d)	2.78	(d)	176
Year ended 02/28/18	8.62	0.19	(0.09)	0.10	(0.19)	8.53	1.17	575,750	0.38		0.39		2.25		198
Year ended 02/28/17	8.48	0.16	0.15	0.31	(0.17)	8.62	3.66	499,674	0.39		0.40		1.85		294
Year ended 02/29/16	8.66	0.17	(0.16)	0.01	(0.19)	8.48	0.14	63,201	0.42		0.42		1.98		200
Year ended 02/28/15	8.72	0.18	(0.05)	0.13	(0.19)	8.66	1.50	22,779	0.43		0.43		2.05		250

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $416,270, $317,355, $4,762, $108,752 , $1,755 and $570,313 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

31                         Invesco Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Short Term Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

32                Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]	Annualized Expense Ratio
Class A	$1,000.00	$1,013.00	$3.24	$1,021.57	$3.26	0.65%
Class C	1,000.00	1,011.20	4.99	1,019.84	5.01	1.00
Class R	1,000.00	1,012.40	4.99	1,019.84	5.01	1.00
Class Y	1,000.00	1,014.90	2.50	1,022.32	2.51	0.50
Class R5	1,000.00	1,015.40	1.95	1,022.86	1.96	0.39
Class R6	1,000.00	1,015.50	1.90	1,022.91	1.91	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

33                Invesco Short Term Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Qualified Dividend Income*	5.54%
Corporate Dividends Received Deduction*	5.54%
U.S. Treasury Obligations*	5.27%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34                Invesco Short Term Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc.

(formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                Invesco Short Term Bond Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School – Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson – 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

John M. Zerr – 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3                Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan – 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Short Term Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	STB-AR-1	04222019	0825

ITEM 2:	CODE OF ETHICS

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to issuance of the no-action letter. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the affiliate of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

Additionally, PWC advised the Registrant’s Audit Committee that PwC had identified one matter for consideration under the SEC’s auditor independence rules. PwC stated that a PwC Director held a financial interest in an investment company within the Invesco Fund Complex that was inconsistent with the requirements of Rule 2-01(c)(1)(i)(A) of Regulation S-X. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by this matter as they related to the audit of Registrant. In reaching this conclusion, PwC noted, among other things, the engagement team was not aware of the investment, the PwC Director was not in the chain of command of the audit or audit partners of Invesco, the services provided by the individual were not relied upon by the audit engagement team with respect to the audit of the Registrant and the investment was not material to the net worth of the individual or his immediate family members.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018
Audit Fees	$293,575	$247,525
Audit-Related Fees(1)	$0	$20,000
Tax Fees(2)	$60,350	$108,559
All Other Fees	$0	$0
Total Fees	$353,925	$376,084

(g) PwC billed the Registrant aggregate non-audit fees of $60,350 for the fiscal year ended 2019, and $128,559 for the fiscal year ended 2018, for non-audit services rendered to the Registrant.

(1)	Audit-Related Fees for the fiscal year end February 28, 2018 included fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal year end February 28, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax Fees for fiscal year end February 28, 2018 included fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$662,000
Tax Fees	$0	$0
All Other Fees(2)	$0	$611,000

Total Fees	$690,000	$1,273,000

(1)

Audit-Related Fees for the year end 2019 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the year end 2018 included fees billed related to reviewing controls at a service organization.

(2)

All Other Fees for the year end 2018 included fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,240,000 for the fiscal year ended February 28, 2019, and $4,101,000 for the fiscal year ended February 28, 2018, for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $25 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 15, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 15, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris Principal Executive Officer

Date:	May 9, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris Principal Executive Officer

Date:	May 9, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos Principal Financial Officer

Date:	May 9, 2019

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.